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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2015 through September 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Dynamic
                        Credit Fund

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     RCRAX
                        Class C     RCRCX
                        Class Y     RCRYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          54

Notes to Financial Statements                                                 61

Approval of Investment Advisory Agreements                                    77

Trustees, Officers and Service Providers                                      82

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of heightened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 3

Portfolio Management Discussion | 9/30/15

Most non-government-related sectors of the fixed-income market, including high-yielding corporate bonds, weakened in performance during the six-month period ended September 30, 2015, as global economic growth slowed and the prices of oil and other commodities dropped. In the following interview, Michael Temple, a senior vice president, portfolio manager, and Director of Fixed-Income Credit Research at Pioneer, discusses the factors that affected the performance of Pioneer Dynamic Credit Fund during the six-month period. Mr. Temple is responsible for the day-to-day management of the Fund, along with Thomas Swaney, a senior vice president, portfolio manager, and Head of Alternative Fixed Income at Pioneer*.

Q How did the Fund perform during the six-month period ended September 30, 2015?

A Pioneer Dynamic Credit Fund's Class A shares returned -1.27% at net asset value during the six-month period ended September 30, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. Dollar 3-Month LIBOR Index (the BofA ML Index), returned 0.14%. During the same period, the average return of the 277 mutual funds in Lipper's Alternative Credit Focus Funds category was -2.37%, and the average return of the 496 mutual funds in Morningstar's Non-Traditional Bond Funds category was -1.99%.

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended September 30, 2015?

A Declining commodity prices, particularly of oil, and growing evidence of weakening in the global economy led to a difficult period for the more credit-sensitive areas of the fixed-income market over the six-month period ended September 30, 2015.

     The period began in April 2015, in the wake of a strong recovery in the credit-sensitive fixed-income sectors over the first quarter of the calendar year. The rebound occurred following a severe sell-off in late 2014 that was driven by a collapse in oil prices; the bounce-back was the result of better-than-expected economic growth data coupled with a recovery in the crude oil market.

* Note to shareholders: Effective September 25, 2015, Thomas Swaney, Senior Vice President and Head of Alternative Fixed Income, U.S., at Pioneer, was added as a portfolio manager on the Fund, joining Michael Temple, Senior Vice President and Director of Fixed-Income Credit Research at Pioneer, who has been a portfolio manager on the Fund since its inception in 2011. Also effective September 25, 2015, Andrew Feltus and Chin Liu no longer serve as portfolio managers on the Fund.

4 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

     During that early part of the calendar year, high-yielding corporate bonds, emerging markets debt, bank loans and investment-grade corporates all rallied, with energy-related bonds performing particularly well.

     However, just as the Fund's fiscal period got underway, the global economic outlook again soured, and the recovery in oil prices proved short-lived as worldwide energy production continued to grow -- even in the face of weaker demand. Oil prices again started falling, and the markets for high-yield corporate bonds, emerging markets debt and investment-grade corporates all weakened. Complicating matters further was the fact that the investment-grade credit market began to see a powerful wave of new-bond issuance, much of it directed towards funding corporate merger-and-acquisition programs, stock buybacks and other equity-friendly actions that did not necessarily favor the interests of bondholders. As a result, yield spreads -- or the differences between the yields of higher-rated debt (typically Treasuries) and lower-rated debt with similar maturities -- widened, and credit-linked securities underperformed. The high-yield corporate sector, which tends to have a relatively large exposure to the energy sector, and emerging markets bonds fared the worst during this timeframe, while investment-grade debt also underperformed. Bank loans and structured products such as asset-backed securities (ABS) and mortgage-backed securities (MBS) were less affected.

Q How was the Fund positioned in that environment, and what were the effects of that positioning on the Fund's performance during the six-month period ended September 30, 2015?

A Starting in 2014, we had been positioning the Fund for a less-favorable environment for credit-sensitive debt, and had been reducing the portfolio's exposure to such securities. In the first quarter of 2015, as energy-related securities rallied, we seized upon the opportunity to lock in some gains and began to cut back the Fund's energy exposure. We also cut back on investments in emerging markets debt and convertible bonds. In addition, we upgraded the overall credit quality of the Fund's holdings. In the high-yield portion of the portfolio, for example, we reduced exposure to the lower-quality CCC-rated and B-rated credit tiers, and made comparable moves within the Fund's allocation to convertible bonds. As we did this, we increased exposure to floating-rate bank loans, which we found attractive because of their higher ratings, the fact that they are secured debt instruments, and perhaps most importantly, because their floating-rate feature made them less sensitive to changes in interest rates. We also maintained a relatively large hedge position in the portfolio, hedging about one-half of the Fund's exposure to high-yield corporates.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 5

     In general, the Fund's underperformance of its benchmark during the period was attributable to the weak performance of the portfolio's credit-sensitive holdings, given that most fixed-income sectors, other than government-debt-related asset classes, turned in negative performance over the full six months. However, our decisions to upgrade the Fund's credit quality during the period and to hedge a larger portion of the portfolio using derivatives, helped to limit the benchmark-relative underperformance, while enabling the Fund to outperform its Lipper and Morningstar peer group average returns.

     At the end of the period, by sector, the largest allocation in the Fund's total investment portfolio was to U.S. corporate bonds, at 36%, with roughly 21% of that allocated to high-yield bonds; this was followed by bank loans (24%), collateralized mortgages (15%) and international corporates (13%). Other notable allocations included insurance-linked securities issued by property-and-casualty insurers, which represented roughly 8% of the Fund's total investment portfolio at period end.

Q Did the Fund use any derivative securities or contracts during the six-month period ended September 30, 2015? If so, how did those investments affect performance?

A Yes, as noted earlier, we hedged a relatively large portion of the Fund's portfolio during the period, using a variety of derivatives in our hedging strategy, including Standard & Poor's (S&P) futures contracts, credit derivatives and volatility contracts. The hedging moves helped to buffer the effects of the weak performance by the credit-sensitive securities in the portfolio, and had a beneficial effect on the Fund's benchmark-relative returns.

Q What factors affected the Fund's income-generation, or yield for shareholders, during the six-month period ended September 30, 2015?

A The Fund's yield was basically unchanged during the period. However, we have adjusted our hedging methodology, which we believe could increase the Fund's potential to pay higher distributions to shareholders in the future.

Q What is your current view of the credit markets, and how has that outlook affected your investment strategy, if at all?

A In the near term, we believe credit-linked securities appear more attractive than they did earlier in 2015. As a result, we very recently have increased the portfolio's credit risk by a little bit, although we have maintained the overall up-in-quality positioning we implemented over the past few months, focusing on the higher-quality tiers within the high-yield corporate universe as well as other asset classes. At present, we are trying to take advantage of some of the attractive opportunities that have appeared as a result of the earlier sell-offs in the fixed-income markets.

6 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

     Looking further down the road, we intend to remain generally cautious with regard to investments in the credit-sensitive markets, while maintaining the flexibility to take advantage of good investment opportunities as they emerge.

Please refer to the Schedule of Investments on pages 16-53 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 7

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Portfolio Summary | 9/30/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                     36.4%
Senior Secured Loans                                     23.6%
Collateralized Mortgage Obligations                      14.7%
International Corporate Bonds                            13.2%
Asset Backed Securities                                   4.6%
U.S. Government Securities                                2.4%
U.S. Preferred Stocks                                     1.4%
Temporary Cash Investments                                1.1%
Convertible Corporate Bonds                               1.0%
Foreign Government Bonds                                  0.5%
Convertible Preferred Stocks                              0.5%
U.S. Common Stocks                                        0.5%
International Preferred Stocks                            0.1%
International Common Stocks                               0.0%**

* Includes investments in insurance linked securities totaling 8.1% of total investment portfolio.

**   Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)***

 1. Fannie Mae, 3.5%, 5/1/44                                                               1.37%
------------------------------------------------------------------------------------------------
 2. Verizon Communications, Inc., 4.15%, 3/15/24                                           0.65
------------------------------------------------------------------------------------------------
 3. CD 2005-CD1 Commercial Mortgage Trust, Floating Rate Note, 7/15/44                     0.62
------------------------------------------------------------------------------------------------
 4. JPMorgan Chase & Co., Floating Rate Note, 8/29/49                                      0.61
------------------------------------------------------------------------------------------------
 5. Gullane Segregated Account (Kane SAC Ltd.), Variable Rate Notes, 1/22/17               0.58
------------------------------------------------------------------------------------------------
 6. Versutus, Ltd., Series 2015-A, Variable Rate Notes, 12/31/17                           0.57
------------------------------------------------------------------------------------------------
 7. Pangaea Re, Series 2015-1, Principal at Risk Notes, 2/1/19                             0.56
------------------------------------------------------------------------------------------------
 8. Builders FirstSource, Inc., Initial Term Loan, 7/24/22                                 0.52
------------------------------------------------------------------------------------------------
 9. Pangaea Re, Series 2015-2, Principal at Risk Notes, 11/30/19                           0.52
------------------------------------------------------------------------------------------------
10. Credit Suisse First Boston Mortgage Securities Corp., Floating Rate Note, 8/15/38      0.51
------------------------------------------------------------------------------------------------

*** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 9

Prices and Distributions | 9/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                        9/30/15                           3/31/15
--------------------------------------------------------------------------------
          A                           $9.30                             $9.54
--------------------------------------------------------------------------------
          C                           $9.27                             $9.51
--------------------------------------------------------------------------------
          Y                           $9.33                             $9.58
--------------------------------------------------------------------------------

Distributions per Share: 4/1/15-9/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term            Long-Term
        Class           Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.1200               $--                  $--
--------------------------------------------------------------------------------
          C              $0.0858               $--                  $--
--------------------------------------------------------------------------------
          Y              $0.1367               $--                  $--
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Performance Update | 9/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                               BofA ML
                       Net        Public       U.S. Dollar
                       Asset      Offering     3-Month
                       Value      Price        LIBOR
Period                 (NAV)      (POP)        Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)               2.53%      1.47%       0.31%
1 Year                 -2.66      -7.09        0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Pioneer Dynamic      BofA ML U.S.
                                   Credit Fund          Dollar 3-Month
4/11                               $ 9,550              $10,000
9/11                               $ 9,122              $10,009
9/12                               $10,086              $10,058
9/13                               $10,483              $10,090
9/14                               $10,957              $10,114
9/15                               $10,665              $10,140

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 11

Performance Update | 9/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                               BofA ML
                                               U.S. Dollar
                                               3-Month
                       If         If           LIBOR
Period                 Held       Redeemed     Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)               1.71%      1.71%       0.31%
1 Year                 -3.39      -3.39        0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Pioneer Dynamic      BofA ML U.S.
                                   Credit Fund          Dollar 3-Month
4/11                               $10,000              $10,000
9/11                               $ 9,517              $10,009
9/12                               $10,434              $10,058
9/13                               $10,753              $10,090
9/14                               $11,156              $10,114
9/15                               $10,778              $10,140

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Performance Update | 9/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                  BofA ML
                       Net        U.S. Dollar
                       Asset      3-Month
                       Value      LIBOR
Period                 (NAV)      Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)               2.90%     0.31%
1 Year                 -2.45      0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                       Gross      Net
--------------------------------------------------------------------------------
                       0.93%      0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Pioneer Dynamic      BofA ML U.S.
                                   Credit Fund          Dollar 3-Month
4/11                               $5,000,000           $5,000,000
9/11                               $4,800,067           $5,004,742
9/12                               $5,318,483           $5,028,849
9/13                               $5,549,790           $5,044,939
9/14                               $5,816,604           $5,057,112
9/15                               $5,674,308           $5,069,978

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from April 1, 2015, through September 30, 2015.

--------------------------------------------------------------------------------
Share Class                                 A              C               Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00       $1,000.00
Value on 4/1/15
--------------------------------------------------------------------------------
Ending Account Value                    $  987.30      $  983.70       $  988.00
(after expenses) on 9/30/15
--------------------------------------------------------------------------------
Expenses Paid                           $    5.83      $    9.60       $    4.24
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%,1.93, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2015, through September 30, 2015.

--------------------------------------------------------------------------------
Share Class                                 A              C               Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00       $1,000.00
Value on 4/1/15
--------------------------------------------------------------------------------
Ending Account Value                    $1,019.20      $1,015.39       $1,020.81
(after expenses) on 9/30/15
--------------------------------------------------------------------------------
Expenses Paid                           $    5.92      $    9.75       $    4.31
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%,1.93, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 15

Schedule of Investments | 9/30/15 (unaudited)

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             CONVERTIBLE CORPORATE
                             BONDS -- 1.0%
                             ENERGY -- 0.0%+
                             Oil & Gas Equipment & Services -- 0.0%+
         20,000              Energy XXI, Ltd., 3.0%, 12/15/18                  $         1,850
                                                                               ---------------
                             Total Energy                                      $         1,850
----------------------------------------------------------------------------------------------
                             MATERIALS -- 0.0%+
                             Diversified Metals & Mining -- 0.0%+
        122,892              Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                             (0.0% cash, 9.5% PIK) (PIK)                       $        61,446
----------------------------------------------------------------------------------------------
                             Steel -- 0.0%+
EURO     67,741              New World Resources NV, 4.0%,
                             10/7/20 (144A) (4.0% cash, 8.0% PIK)
                             (PIK) (d)                                         $        15,126
                                                                               ---------------
                             Total Materials                                   $        76,572
----------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.2%
                             Electrical Components & Equipment -- 0.2%
      1,000,000              SolarCity Corp., 1.625%, 11/1/19 (144A)           $       779,375
                                                                               ---------------
                             Total Capital Goods                               $       779,375
----------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.2%
                             Homebuilding -- 0.2%
        700,000              KB Home, 1.375%, 2/1/19                           $       650,125
                                                                               ---------------
                             Total Consumer Durables & Apparel                 $       650,125
----------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.1%
                             Biotechnology -- 0.1%
        593,000              PDL BioPharma, Inc., 4.0%, 2/1/18                 $       522,581
                                                                               ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                     $       522,581
----------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.5%
                             Semiconductor Equipment -- 0.2%
      2,000,000              SunEdison, Inc., 2.625%, 6/1/23 (144A)            $     1,007,500
----------------------------------------------------------------------------------------------
                             Semiconductors -- 0.3%
      1,455,000              JinkoSolar Holding Co., Ltd., 4.0%,
                             2/1/19 (144A)                                     $     1,197,647
                                                                               ---------------
                             Total Semiconductors & Semiconductor
                             Equipment                                         $     2,205,147
----------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $5,051,322)                                 $     4,235,650
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 1.4%
                             BANKS -- 0.3%
                             Diversified Banks -- 0.3%
         50,173       7.12   Citigroup, Inc., Floating Rate Note (Perpetual)   $     1,350,657
          3,141       6.00   US Bancorp, Floating Rate Note (Perpetual)                 82,703
                                                                               ---------------
                                                                               $     1,433,360
                                                                               ---------------
                             Total Banks                                       $     1,433,360
----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.8%
                             Consumer Finance -- 0.4%
            800              Ally Financial, Inc., 7.0% (Perpetual) (144A)     $       806,525
         27,750       8.12   GMAC Capital Trust I, Floating Rate Note,
                             2/15/40                                                   708,458
                                                                               ---------------
                                                                               $     1,514,983
----------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.4%
         66,707       6.38   Morgan Stanley, Floating Rate Note (Perpetual)    $     1,697,026
                                                                               ---------------
                             Total Diversified Financials                      $     3,212,009
----------------------------------------------------------------------------------------------
                             INSURANCE -- 0.1%
                             Property & Casualty Insurance -- 0.1%
         17,164       5.95   Aspen Insurance Holdings, Ltd., Floating Rate
                             Note (Perpetual)                                  $       435,279
----------------------------------------------------------------------------------------------
                             Reinsurance -- 0.0%+
          2,500              Lorenz Re, Ltd., Variable Rate Notes,
                             (Perpetual)* (g)                                  $         6,250
                                                                               ---------------
                             Total Insurance                                   $       441,529
----------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.1%
                             Diversified REIT -- 0.1%
            400              Firstar Realty LLC, 8.875% (Perpetual) (144A)     $       496,750
                                                                               ---------------
                             Total Real Estate                                 $       496,750
----------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.0%+
                             Integrated Telecommunication
                             Services -- 0.0%+
          4,400              Qwest Corp., 7.375%, 6/1/51                       $       112,244
                                                                               ---------------
                             Total Telecommunication Services                  $       112,244
----------------------------------------------------------------------------------------------
                             UTILITIES -- 0.1%
                             Electric Utilities -- 0.1%
         18,955              PPL Capital Funding, Inc., 5.9%, 4/30/73          $       477,666
                                                                               ---------------
                             Total Utilities                                   $       477,666
----------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $6,035,574)                                 $     6,173,558
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 17

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS -- 0.5%
                             CONSUMER DURABLES & APPAREL -- 0.2%
                             Home Furnishings -- 0.2%
         13,100              Sealy Corp., 8.0%, 7/15/16 (4.0% cash,
                             4.0% PIK) (PIK)                                   $     1,156,819
                                                                               ---------------
                             Total Consumer Durables & Apparel                 $     1,156,819
----------------------------------------------------------------------------------------------
                             BANKS -- 0.3%
                             Diversified Banks -- 0.3%
          1,050              Wells Fargo & Co., 7.5% (Perpetual)               $     1,226,400
                                                                               ---------------
                             Total Banks                                       $     1,226,400
----------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $2,270,227)                                 $     2,383,219
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 0.0%+
                             ENERGY -- 0.0%+
                             Oil & Gas Exploration & Production -- 0.0%+
         14,179              SandRidge Energy, Inc.*                           $         3,828
                                                                               ---------------
                             Total Energy                                      $         3,828
----------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.0%+
                             Industrial Machinery -- 0.0%+
          3,071              Liberty Tire Reclycling LLC (d)                   $            31
                                                                               ---------------
                             Total Capital Goods                               $            31
----------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES &
                             SUPPLIES -- 0.0%+
                             Diversified Support Services -- 0.0%+
              4              IAP Worldwide Services, Inc.                      $         3,955
                                                                               ---------------
                             Total Commercial Services & Supplies              $         3,955
----------------------------------------------------------------------------------------------
                             INSURANCE -- 0.0%+
                             Life & Health Insurance -- 0.0%+
         34,794              TopCo. Ltd. (d)                                   $         8,416
                                                                               ---------------
                             Total Insurance                                   $         8,416
----------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $63,174)                                    $        16,230
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 4.3%
                             CONSUMER SERVICES -- 0.2%
                             Hotels, Resorts & Cruise Lines -- 0.2%
        137,288              Westgate Resorts 2012-2 LLC, 9.0%,
                             1/21/25 (144A)                                    $       138,061
        572,239              Westgate Resorts 2014-1 LLC, 5.5%,
                             12/20/26 (144A)                                           571,524
                                                                               ---------------
                                                                               $       709,585
                                                                               ---------------
                             Total Consumer Services                           $       709,585
----------------------------------------------------------------------------------------------
                             BANKS -- 3.2%
                             Thrifts & Mortgage Finance -- 3.2%
        499,993              Axis Equipment Finance Receivables III LLC,
                             5.27%, 5/20/20 (144A)                             $       502,085
          2,754              Bayview Financial Mortgage Pass-Through
                             Trust 2007-B, 6.407%, 8/28/37 (Step)                        2,737
        282,188              Bayview Opportunity Master Fund IIa Trust
                             2014-20NPL, 3.721%, 8/28/44 (Step) (144A)                 282,982
        883,931       3.72   Bayview Opportunity Master Fund Trust
                             2014-15RPL, Floating Rate Note, 10/28/19
                             (144A)                                                    883,777
        101,338              Bayview Opportunity Master Fund Trust IIIa
                             2014-12RPL, 3.6225%, 7/28/19 (Step)
                             (144A)                                                    100,764
        650,007       3.14   Drug Royalty II LP 2, Floating Rate Note,
                             7/15/23 (144A)                                            658,115
        700,000              Flagship Credit Auto Trust 2013-1, 5.38%,
                             7/15/20                                                   719,545
        248,243       7.78   GE Mortgage Services LLC, Floating Rate Note,
                             3/25/27                                                   170,668
        769,349              GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                    761,655
        400,000              HLSS Servicer Advance Receivables Trust,
                             4.4584%, 1/15/48 (144A)                                   399,652
        212,922              Icon Brand Holdings LLC, 4.352%, 1/25/43
                             (144A)                                                    216,460
        750,000              Leaf Receivables Funding 10 LLC, 5.21%,
                             7/15/21 (144A)                                            743,048
        358,317              Leaf Receivables Funding 8 LLC, 5.5%,
                             9/15/20 (144A)                                            361,363
        543,239       1.69   MortgageIT Trust 2005-1, Floating Rate Note,
                             2/25/35                                                   486,000
        349,497       1.99   MortgageIT Trust 2005-1, Floating Rate Note,
                             2/25/35                                                   298,117
      1,360,000              Nations Equipment Finance Funding I LLC,
                             5.5%, 5/20/21 (144A)                                    1,362,976
        750,000              Navitas Equipment Receivables LLC 2013-1,
                             5.82%, 6/15/19                                            754,196
        710,500              Navitas Equipment Receivables LLC 2015-1,
                             5.75%, 5/17/21 (144A)                                     717,594

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 19

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
        600,000       4.72   NCF Dealer Floorplan Master Trust, Floating
                             Rate Note, 10/20/20 (144A)                        $       600,000
        213,689              Orange Lake Timeshare Trust 2012-A, 4.87%,
                             3/10/27 (144A)                                            221,702
        500,000              Progreso Receivables Funding II LLC, 6.0%,
                             7/8/19 (144A)                                             505,209
        235,397              RASC Series 2003-KS5 Trust, 4.96%,
                             7/25/33 (Step)                                            233,376
        172,870       6.55   Security National Mortgage Loan Trust 2007-1,
                             Floating Rate Note, 4/25/37 (144A)                        173,985
      1,200,000       3.46   Silver Bay Realty 2014-1 Trust, Floating Rate
                             Note, 9/18/31 (144A)                                    1,154,290
        450,000              SNAAC Auto Receivables Trust 2013-1, 4.56%,
                             4/15/20 (144A)                                            458,218
        192,002              STORE Master Funding LLC, 4.16%, 3/20/43
                             (144A)                                                    199,355
      1,000,000              VOLT XXV LLC, 4.5%, 6/26/45 (Step) (144A)                 982,211
                                                                               ---------------
                                                                               $    13,950,080
                                                                               ---------------
                             Total Banks                                       $    13,950,080
----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.9%
                             Other Diversified Financial Services -- 0.5%
      1,099,877              AXIS Equipment Finance Receivables II LLC,
                             4.94%, 7/20/18 (144A)                             $     1,126,472
        249,972              AXIS Equipment Finance Receivables II LLC,
                             6.41%, 10/22/18 (144A)                                    255,336
        137,566              Sierra Timeshare 2011-3 Receivables Funding
                             LLC, 9.31%, 7/20/28 (144A)                                145,371
        500,000              Springleaf Funding Trust 2013-A, 5.0%,
                             9/15/21 (144A)                                            501,648
                                                                               ---------------
                                                                               $     2,028,827
----------------------------------------------------------------------------------------------
                             Asset Management & Custody Banks -- 0.4%
      1,000,000              RMAT 2015-1 LLC, 5.0%, 7/27/20 (Step) (144A)      $       981,555
      1,000,000              VOLT XXXVII LLC, 4.375%, 7/25/45 (Step) (144A)            987,929
                                                                               ---------------
                                                                               $     1,969,484
                                                                               ---------------
                             Total Diversified Financials                      $     3,998,311
----------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $18,722,052)                                $    18,657,976
----------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 13.4%
                             MATERIALS -- 0.1%
                             Forest Products -- 0.1%
        180,000              TimberStar Trust I, 7.5296%, 10/15/36 (144A)      $       183,969
                                                                               ---------------
                             Total Materials                                   $       183,969
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             BANKS -- 12.9%
                             Thrifts & Mortgage Finance -- 12.9%
        350,000              A10 Securitization 2013-1 LLC, 4.7%,
                             11/17/25 (144A)                                   $       349,768
        139,000              A10 Securitization 2013-1 LLC, 6.41%,
                             11/17/25 (144A)                                           138,849
      1,400,000       3.60   ACRE Commercial Mortgage Trust 2014-FL2,
                             Floating Rate Note, 8/15/31 (144A)                      1,381,561
      1,250,000       6.17   Banc of America Commercial Mortgage Trust
                             2007-5, Floating Rate Note, 2/10/51                     1,282,170
        153,377       2.11   Bear Stearns ALT-A Trust 2003-3, Floating Rate
                             Note, 10/25/33                                            141,360
        100,000       5.21   Bear Stearns Commercial Mortgage Securities
                             Trust 2005-PWR7, Floating Rate Note, 2/11/41               99,920
      1,600,000       5.29   Bear Stearns Commercial Mortgage Securities
                             Trust 2005-TOP20, Floating Rate Note, 10/12/42          1,597,805
      2,000,000       5.90   Bear Stearns Commercial Mortgage Securities
                             Trust 2007-PWR16, Floating Rate Note, 6/11/40           2,029,098
        500,000       2.79   Carefree Portfolio Trust 2014-CARE, Floating Rate
                             Note, 11/15/29 (144A)                                     485,032
      2,500,000       5.34   CD 2005-CD1 Commercial Mortgage Trust,
                             Floating Rate Note, 7/15/44                             2,497,212
      1,000,000       4.80   CFCRE 2015-RUM Mortgage Trust, Floating Rate
                             Note, 7/15/30 (144A)                                    1,000,719
         44,323       5.81   CHL Mortgage Pass-Through Trust 2002-32,
                             Floating Rate Note, 1/25/33                                45,442
        300,000       5.97   Citigroup Commercial Mortgage Trust 2006-C4,
                             Floating Rate Note, 3/17/49                               304,817
      1,000,000       3.21   Citigroup Commercial Mortgage Trust 2014-GC23
                             REMICS, Floating Rate Note, 7/12/47 (144A)                655,260
         48,387              Citigroup Mortgage Loan Trust, Inc., 6.75%,
                             9/25/34                                                    53,135
        715,000       5.96   COBALT CMBS Commercial Mortgage Trust
                             2007-C3, Floating Rate Note, 5/15/46                      683,548
        220,000       5.96   COBALT CMBS Commercial Mortgage Trust
                             2007-C3, Floating Rate Note, 5/15/46                      198,558
      1,200,000       5.57   COBALT Commercial Mortgage Trust 2007-C2,
                             Floating Rate Note, 4/15/47 (144A)                      1,206,557
      1,000,000       5.99   COMM 2007-C9 Mortgage Trust, Floating Rate
                             Note, 12/10/49 (144A)                                     949,831
        100,000       4.86   COMM 2012-CCRE2 Mortgage Trust, Floating
                             Rate Note, 8/17/45 (144A)                                  98,547
      1,000,000       3.81   COMM 2015-CCRE23 Mortgage Trust, Floating
                             Rate Note, 5/12/48                                        968,239
      1,600,000       6.25   Commercial Mortgage Trust 2007-GG11,
                             Floating Rate Note, 12/10/49                            1,641,077
        366,946       5.45   Credit Suisse First Boston Mortgage Securities
                             Corp., Floating Rate Note, 6/25/33                        251,943
      1,150,000       5.10   Credit Suisse First Boston Mortgage Securities
                             Corp., Floating Rate Note, 8/15/38                      1,148,201

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 21

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
      2,050,000       5.10   Credit Suisse First Boston Mortgage Securities
                             Corp., Floating Rate Note, 8/15/38                $     2,053,178
      1,100,000       0.00   CSMC Trust 2015-SAND, Floating Rate Note,
                             8/15/30 (144A)                                          1,100,040
        113,538       5.46   DBUBS 2011-LC2 Mortgage Trust, Floating
                             Rate Note, 7/12/44 (144A)                                 125,442
        530,000       3.65   EQTY 2014-INNS Mortgage Trust, Floating
                             Rate Note, 5/8/31 (144A)                                  524,491
        277,838       4.95   EQTY 2014-MZ Mezzanine Trust, Floating
                             Rate Note, 5/10/19 (144A)                                 274,743
        820,000       3.49   GAHR Commercial Mortgage Trust 2015-NRF,
                             Floating Rate Note, 12/15/34 (144A)                       773,259
        343,487              Global Mortgage Securitization, Ltd., 5.25%,
                             11/25/32 (144A)                                           317,564
        164,446              Global Mortgage Securitization, Ltd., 5.25%,
                             11/25/32 (144A)                                           131,146
        641,056              Global Mortgage Securitization, Ltd., 5.25%,
                             4/25/32                                                   611,751
        130,728              Global Mortgage Securitization, Ltd., 5.25%,
                             4/25/32                                                    95,897
        570,000       5.00   GMAT 2013-1 Trust, Floating Rate Note, 8/25/53            541,303
        890,000       4.94   GS Mortgage Securities Corp., II Series 2005-GG4,
                             Floating Rate Note, 7/10/39                               863,324
      1,000,000              GS Mortgage Securities Trust 14-NEW, 3.79%,
                             1/10/31 (144A)                                            973,254
      1,000,000       5.74   GS Mortgage Securities Trust 2006-GG6,
                             Floating Rate Note, 4/10/38                               999,388
        705,000       4.11   GS Mortgage Securities Trust 2014-GSFL,
                             Floating Rate Note, 7/15/31 (144A)                        699,727
        151,154              Homeowner Assistance Program Reverse
                             Mortgage Loan Trust 2013-RM1, 4.0%,
                             5/26/53 (144A)                                            149,076
      1,400,000              JP Morgan Chase Commercial Mortgage
                             Securities Trust 2006-CIBC16, 5.623%,
                             5/12/45                                                 1,378,265
      1,400,000       6.10   JP Morgan Chase Commercial Mortgage
                             Securities Trust 2006-LDP7 REMICS,
                             Floating Rate Note, 4/15/45                             1,375,233
      1,725,000       6.21   JP Morgan Chase Commercial Mortgage
                             Securities Trust 2007-LDP12, Floating Rate
                             Note, 2/15/51                                           1,747,834
      1,850,000       6.43   JP Morgan Chase Commercial Mortgage
                             Securities Trust 2014-CBM MZ, Floating
                             Rate Note, 10/15/19 (144A)                              1,852,312
      1,100,000       3.70   JP Morgan Chase Commercial Mortgage
                             Securities Trust 2014-FBLU REMICS, Floating
                             Rate Note, 12/15/28 (144A)                              1,099,294

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Thrifts & Mortgage
                             Finance -- (continued)
        764,449       4.25   La Hipotecaria Panamanian Mortgage Trust
                             2007-1, Floating Rate Note, 12/23/36 (144A)       $       749,160
      1,200,000       5.35   LB-UBS Commercial Mortgage Trust 2005-C7,
                             Floating Rate Note, 11/15/40                            1,232,650
        213,057              Merrill Lynch Mortgage Investors Trust Series
                             2006-AF1, 5.75%, 8/25/36                                  170,107
      1,400,000       5.48   ML-CFC Commercial Mortgage Trust 2006-3,
                             Floating Rate Note, 7/12/46                             1,412,093
      2,000,000              ML-CFC Commercial Mortgage Trust 2006-4,
                             5.239%, 12/12/49                                        2,008,206
      1,800,000       5.57   Morgan Stanley Capital I Trust 2007-TOP25,
                             Floating Rate Note, 11/12/49                            1,832,798
      1,500,000       5.19   NorthStar 2013-1, Floating Rate Note,
                             8/27/29 (144A)                                          1,515,000
      1,000,000              ORES 2014-LV3 LLC, 6.0%, 3/27/24                        1,000,000
      1,171,000       4.81   PFP 2015-2, Ltd., Floating Rate Note,
                             7/14/34 (144A)                                          1,171,192
         98,905              RCMC LLC, 5.62346%, 12/17/18 (144A)                       100,654
      1,277,152       1.50   RESI Finance LP 2003-D, Floating Rate Note,
                             12/10/35 (144A)                                         1,074,842
        200,000       5.30   Springleaf Mortgage Loan Trust 2012-3,
                             Floating Rate Note, 12/26/59 (144A)                       200,409
        250,000       5.58   Springleaf Mortgage Loan Trust 2013-1,
                             Floating Rate Note, 6/25/58 (144A)                        251,367
        118,610       1.72   Structured Asset Mortgage Investments Trust
                             2003-AR1, Floating Rate Note, 10/19/33                    109,598
      1,600,000       5.56   Wachovia Bank Commercial Mortgage Trust
                             Series 2005-C22, Floating Rate Note,
                             12/15/44                                                1,602,662
        304,000       5.66   Wachovia Bank Commercial Mortgage Trust
                             Series 2006-C24, Floating Rate Note,
                             3/15/45                                                   305,229
      1,500,000       5.63   Wachovia Bank Commercial Mortgage Trust
                             Series 2006-C28, Floating Rate Note,
                             10/15/48                                                1,522,161
      1,813,000       5.95   Wachovia Bank Commercial Mortgage Trust
                             Series 2007-C34, Floating Rate Note,
                             5/15/46                                                 1,876,094
      1,500,000       3.71   Wells Fargo Commercial Mortgage Trust
                             2014-TISH, Floating Rate Note, 1/15/27 (144A)           1,460,817
         50,000       5.27   WFRBS Commercial Mortgage Trust 2011-C4,
                             Floating Rate Note, 6/17/44 (144A)                         52,834
        200,000       4.35   WFRBS Commercial Mortgage Trust 2013-C12,
                             Floating Rate Note, 3/17/48 (144A)                        187,664
                                                                               ---------------
                                                                               $    56,730,707
                                                                               ---------------
                             Total Banks                                       $    56,730,707
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 23

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.4%
                             Other Diversified Financial Services -- 0.4%
      1,300,000       5.21   Del Coronado Trust 2013-DEL MZ, Floating
                             Rate Note, 3/15/18 (144A)                         $     1,293,500
        489,532              Monty Parent Issuer 1 LLC, 4.25%, 11/20/28
                             (144A)                                                    489,524
        143,888              Rialto Capital Management LLC, 2.85%,
                             5/15/24 (144A)                                            143,651
                                                                               ---------------
                                                                               $     1,926,675
                                                                               ---------------
                             Total Diversified Financials                      $     1,926,675
----------------------------------------------------------------------------------------------
                             GOVERNMENT -- 0.0%+
                             Government -- 0.0%+
        175,000       4.18   Federal Home Loan Mortgage Corp., Floating
                             Rate Note, 5/25/45 (144A)                         $       181,156
                                                                               ---------------
                             Total Government                                  $       181,156
----------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED
                             MORTGAGE OBLIGATIONS
                             (Cost $58,866,627)                                $    59,022,507
----------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 45.3%
                             ENERGY -- 4.7%
                             Oil & Gas Drilling -- 0.3%
      1,950,000              Ensco Plc, 5.75%, 10/1/44                         $     1,348,992
----------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.4%
        330,000              Calfrac Holdings LP, 7.5%, 12/1/20 (144A)         $       206,250
        355,000              Key Energy Services, Inc., 6.75%, 3/1/21                  122,475
      2,000,000              Weatherford International, Ltd. Bermuda,
                             5.95%, 4/15/42                                          1,390,422
                                                                               ---------------
                                                                               $     1,719,147
----------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 1.5%
        980,000              Bonanza Creek Energy, Inc., 5.75%, 2/1/23         $       637,000
        345,000              Bonanza Creek Energy, Inc., 6.75%, 4/15/21                240,638
        865,000              EP Energy LLC, 6.375%, 6/15/23                            638,474
      1,190,000              Gulfport Energy Corp., 7.75%, 11/1/20                   1,169,175
        650,000              Legacy Reserves LP, 6.625%, 12/1/21                       442,000
        580,000              Memorial Production Partners LP, 6.875%,
                             8/1/22                                                    353,800
        515,000              Noble Energy, Inc., 5.625%, 5/1/21                        518,090
        665,000              Noble Energy, Inc., 5.875%, 6/1/22                        663,746
      1,075,000              RSP Permian, Inc., 6.625%, 10/1/22                      1,032,000
      1,285,000              Swift Energy Co., 7.875%, 3/1/22                          340,525
        675,000              WPX Energy, Inc., 7.5%, 8/1/20                            617,625
                                                                               ---------------
                                                                               $     6,653,073
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 2.5%
      2,000,000              Boardwalk Pipelines LP, 4.95%, 12/15/24           $     1,852,526
        373,000              Copano Energy LLC, 7.125%, 4/1/21                         389,161
      1,250,000       5.85   DCP Midstream LLC, Floating Rate Note,
                             5/21/43 (144A)                                          1,000,000
NOK   2,000,000       6.46   Golar LNG Partners LP, Floating Rate Note,
                             10/12/17                                                  238,076
      1,360,000              Kinder Morgan, Inc., Delaware, 5.55%, 6/1/45            1,129,664
      1,450,000              ONEOK, Inc., 6.875%, 9/30/28                            1,290,500
      2,000,000              Sabine Pass Liquefaction LLC, 5.625%, 2/1/21            1,855,000
        100,000              Sabine Pass LNG LP, 6.5%, 11/1/20                          96,750
      1,500,000              Sunoco Logistics Partners Operations LP,
                             3.45%, 1/15/23                                          1,304,012
        555,000              Targa Resources Partners LP, 4.25%, 11/15/23              462,038
      2,000,000              The Williams Companies, Inc., 5.75%, 6/24/44            1,381,346
                                                                               ---------------
                                                                               $    10,999,073
----------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.0%+
        250,000              James River Coal Co., 7.875%, 4/1/19 (e)          $            25
                                                                               ---------------
                             Total Energy                                      $    20,720,310
----------------------------------------------------------------------------------------------
                             MATERIALS -- 2.2%
                             Commodity Chemicals -- 0.4%
      1,405,000              Axiall Corp., 4.875%, 5/15/23                     $     1,180,200
        565,000              Hexion, Inc., 8.875%, 2/1/18                              452,000
                                                                               ---------------
                                                                               $     1,632,200
----------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.1%
        600,000              INEOS Group Holdings SA, 5.875%, 2/15/19
                             (144A)                                            $       558,000
----------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.4%
        707,758              Ardagh Finance Holdings SA, 8.625%, (0.00%
                             Cash, 8.625% PIK) 6/15/19 (144A) (PIK)            $       721,913
        200,000              Beverage Packaging Holdings Luxembourg II SA,
                             5.625%, 12/15/16 (144A)                                   197,000
        300,000              Beverage Packaging Holdings Luxembourg II SA,
                             6.0%, 6/15/17 (144A)                                      293,625
        425,000              Reynolds Group Issuer, Inc., 8.25%, 2/15/21               423,938
        330,000              Reynolds Group Issuer, Inc., 9.875%, 8/15/19              341,550
                                                                               ---------------
                                                                               $     1,978,026
----------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.4%
      1,200,000              FMG Resources August 2006 Pty, Ltd., 9.75%,
                             3/1/22 (144A)                                     $     1,117,500
        500,000              MMC Norilsk Nickel OJSC via MMC Finance,
                             Ltd., 5.55%, 10/28/20 (144A)                              495,080
                                                                               ---------------
                                                                               $     1,612,580
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 25

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Steel -- 0.7%
      1,000,000              Cliffs Natural Resources, Inc., 8.25%,
                             3/31/20 (144A)                                    $       880,000
        200,000              Glencore Funding LLC, 4.125%, 5/30/23
                             (144A)                                                    157,375
        200,000              Metalloinvest Finance, Ltd., 5.625%,
                             4/17/20 (144A)                                            188,240
EURO     38,709       0.00   New World Resources NV, Floating Rate Note,
                             10/7/20 (d)                                                12,965
EURO     29,032       0.00   New World Resources NV, Floating Rate Note,
                             10/7/20 (d)                                                 4,214
       1,940,000             Reliance Steel & Aluminum Co., 4.5%,
                             4/15/23                                                 1,851,703
                                                                               ---------------
                                                                               $     3,094,497
----------------------------------------------------------------------------------------------
                             Paper Products -- 0.2%
       1,110,000             Resolute Forest Products, Inc., 5.875%, 5/15/23   $       826,950
                                                                               ---------------
                             Total Materials                                   $     9,702,253
----------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 2.2%
                             Building Products -- 0.8%
       1,000,000             Gibraltar Industries, Inc., 6.25%, 2/1/21         $     1,015,000
       1,375,000             Griffon Corp., 5.25%, 3/1/22                            1,307,969
       1,000,000             Masco Corp., 4.45%, 4/1/25                              1,012,500
                                                                               ---------------
                                                                               $     3,335,469
----------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.5%
         635,000             AECOM, 5.75%, 10/15/22 (144A)                     $       638,575
       1,205,000             Amsted Industries, Inc., 5.0%, 3/15/22 (144A)           1,186,925
         500,000             Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)               251,250
                                                                               ---------------
                                                                               $     2,076,750
----------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.1%
        450,000              Magnesita Finance, Ltd., 8.625% (Perpetual)
                             (144A)                                            $       294,750
        400,000              Turkiye Sise ve Cam Fabrikalari AS, 4.25%,
                             5/9/20 (144A)                                             377,200
                                                                               ---------------
                                                                               $       671,950
----------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.2%
        400,000              Commercial Vehicle Group, Inc., 7.875%,
                             4/15/19                                           $       407,000
        350,000              Cummins, Inc., 5.65%, 3/1/98                              374,025
                                                                               ---------------
                                                                               $       781,025
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.5%
        750,000              Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)      $       708,750
      1,235,000              EnPro Industries, Inc., 5.875%, 9/15/22                 1,244,262
         63,982              Liberty Tire Recycling LLC, 11.0%, 3/31/21
                             (0.0% cash, 11.0% PIK) (144A) (PIK) (d)                    40,948
        168,000              Xerium Technologies, Inc., 8.875%, 6/15/18                170,520
                                                                               ---------------
                                                                               $     2,164,480
----------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.1%
        600,000              Aircastle, Ltd., 6.25%, 12/1/19                   $       643,500
                                                                               ---------------
                             Total Capital Goods                               $     9,673,174
----------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                             Commercial Printing -- 0.2%
      1,210,000              Cenveo Corp., 6.0%, 8/1/19 (144A)                 $     1,016,400
----------------------------------------------------------------------------------------------
                             Environmental & Facilities Services -- 0.2%
        865,000              Safway Group Holding LLC, 7.0%, 5/15/18 (144A)    $       885,544
----------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.4%
        930,000              Allegion US Holding Co., Inc., 5.75%, 10/1/21     $       953,250
        805,000              Transfield Services, Ltd., 8.375%, 5/15/20
                             (144A)                                                    828,144
                                                                               ---------------
                                                                               $     1,781,394
                                                                               ---------------
                             Total Commercial Services & Supplies              $     3,683,338
----------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 2.0%
                             Airlines -- 1.3%
        464,229              Air Canada 2013-1 Class A Pass Through Trust,
                             4.125%, 11/15/26 (144A)                           $       468,291
        500,000              Air Canada 2013-1 Class C Pass Through Trust,
                             6.625%, 5/15/18 (144A)                                    518,700
      1,478,549              American Airlines 2014-1 Class B Pass Through
                             Trust, 4.375%, 10/1/22                                  1,478,549
          7,919              Continental Airlines 1997-4 Class B Pass
                             Through Trust, 6.9%, 1/2/17                                 8,142
         49,861              Continental Airlines 2001-1 Class B Pass
                             Through Trust, 7.373%, 12/15/15                            49,985
        900,000              Delta Air Lines 2010-2 Class B Pass Through
                             Trust, 6.75%, 11/23/15 (144A)                             911,250
        540,000              Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)               532,575
         98,075              Hawaiian Airlines 2013-1 Class A Pass Through
                             Certificates, 3.9%, 1/15/26                                96,603
      1,350,000              Intrepid Aviation Group Holdings LLC, 6.875%,
                             2/15/19 (144A)                                          1,215,000
        374,821              US Airways 2013-1 Class A Pass Through Trust,
                             3.95%, 5/15/27                                            376,246
        193,381              US Airways 2013-1 Class B Pass Through Trust,
                             5.375%, 11/15/21                                          199,666
                                                                               ---------------
                                                                               $     5,855,007
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 27

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Marine -- 0.1%
        600,000              Navios South American Logistics, Inc.,
                             7.25%, 5/1/22 (144A)                              $       540,000
----------------------------------------------------------------------------------------------
                             Railroads -- 0.3%
      1,070,000              Florida East Coast Holdings Corp., 6.75%,
                             5/1/19 (144A)                                     $     1,048,600
----------------------------------------------------------------------------------------------
                             Trucking -- 0.3%
      1,000,000              Jack Cooper Holdings Corp., 9.25%, 6/1/20
                             (144A)                                            $       900,000
        325,000              Transnet SOC, Ltd., 4.0%, 7/26/22 (144A)                  300,219
                                                                               ---------------
                                                                               $     1,200,219
----------------------------------------------------------------------------------------------
                             Airport Services -- 0.0%+
        152,880              Aeropuertos Argentina 2000 SA, 10.75%,
                             12/1/20 (144A)                                    $       157,466
                                                                               ---------------
                             Total Transportation                              $     8,801,292
----------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.4%
                             Auto Parts & Equipment -- 0.4%
        400,000              International Automotive Components
                             Group SA, 9.125%, 6/1/18 (144A)                   $       406,000
        481,000              Pittsburgh Glass Works LLC, 8.0%, 11/15/18
                             (144A)                                                    497,835
        950,000              Stackpole International Intermediate, 7.75%,
                             10/15/21 (144A)                                         1,033,125
                                                                               ---------------
                                                                               $     1,936,960
                                                                               ---------------
                             Total Automobiles & Components                    $     1,936,960
----------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 1.4%
                             Homebuilding -- 1.2%
         95,000              CalAtlantic Group, Inc., 5.375%, 10/1/22          $        95,950
      1,000,000              CalAtlantic Group, Inc., 6.25%, 12/15/21                1,067,500
        765,000              DR Horton, Inc., 5.75%, 8/15/23                           828,112
        500,000              KB Home, 7.0%, 12/15/21                                   501,250
        200,000              KB Home, Inc., 8.0%, 3/15/20                              212,000
        675,000              Lennar Corp., 4.5%, 6/15/19                               682,425
        890,000              MDC Holdings, Inc., 5.5%, 1/15/24                         898,900
      1,000,000              Taylor Morrison Communities, Inc., 5.875%,
                             4/15/23                                                 1,000,000
                                                                               ---------------
                                                                               $     5,286,137
----------------------------------------------------------------------------------------------
                             Household Appliances -- 0.1%
        400,000              Arcelik AS, 5.0%, 4/3/23 (144A)                   $       354,760
----------------------------------------------------------------------------------------------
                             Textiles -- 0.1%
        400,000              Springs Industries, Inc., 6.25%, 6/1/21           $       396,000
                                                                               ---------------
                             Total Consumer Durables & Apparel                 $     6,036,897
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.6%
                             Casinos & Gaming -- 0.3%
        800,000              Scientific Games International, Inc., 10.0%,
                             12/1/22                                           $       698,000
        750,000              Scientific Games International, Inc., 7.0%,
                             1/1/22 (144A)                                             738,750
                                                                               ---------------
                                                                               $     1,436,750
----------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.3%
      1,135,000              Sotheby's, 5.25%, 10/1/22 (144A)                  $     1,049,875
                                                                               ---------------
                             Total Consumer Services                           $     2,486,625
----------------------------------------------------------------------------------------------
                             MEDIA -- 1.4%
                             Broadcasting -- 0.7%
      1,000,000              DIRECTV Holdings LLC, 5.15%, 3/15/42              $       939,681
      1,120,000              Gannett Co., Inc., 6.375%, 10/15/23                     1,176,000
        825,000              Quebecor Media, Inc., 5.75%, 1/15/23                      812,625
                                                                               ---------------
                                                                               $     2,928,306
----------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.7%
        705,000              CCO Safari II LLC, 6.384%, 10/23/35 (144A)        $       713,282
        250,000              Intelsat Jackson Holdings SA, 7.25%, 4/1/19               234,375
        830,000              Sirius XM Radio, Inc., 4.625%, 5/15/23 (144A)             776,050
      1,000,000              Virgin Media Secured Finance Plc, 5.25%,
                             1/15/26 (144A)                                            920,000
        450,000              Virgin Media Secured Finance Plc, 5.375%,
                             4/15/21 (144A)                                            452,812
                                                                               ---------------
                                                                               $     3,096,519
----------------------------------------------------------------------------------------------
                             Publishing -- 0.0%+
        100,000              MPL 2 Acquisition Canco, Inc., 9.875%,
                             8/15/18 (144A)                                    $       103,500
                                                                               ---------------
                             Total Media                                       $     6,128,325
----------------------------------------------------------------------------------------------
                             RETAILING -- 1.1%
                             Catalog Retail -- 0.3%
      1,500,000              QVC, Inc., 4.45%, 2/15/25                         $     1,446,272
----------------------------------------------------------------------------------------------
                             Department Stores -- 0.1%
        525,000              Grupo Famsa SAB de CV, 7.25%, 6/1/20
                             (144A)                                            $       460,688
----------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 0.2%
        930,000              Rent-A-Center, Inc., 6.625%, 11/15/20             $       911,400
----------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.2%
        600,000              Radio Systems Corp., 8.375%, 11/1/19
                             (144A)                                            $       629,250
----------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.3%
      1,325,000              CST Brands, Inc., 5.0%, 5/1/23                    $     1,315,062
                                                                               ---------------
                             Total Retailing                                   $     4,762,672
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 29

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.5%
                             Food Retail -- 0.5%
      1,150,000              C&S Group Enterprises LLC, 5.375%,
                             7/15/22 (144A)                                    $     1,046,500
      1,060,000              Darling Ingredients, Inc., 5.375%, 1/15/22              1,038,800
                                                                               ---------------
                                                                               $     2,085,300
                                                                               ---------------
                             Total Food & Staples Retailing                    $     2,085,300
----------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 1.2%
                             Agricultural Products -- 0.2%
        800,000              Southern States Cooperative, Inc., 10.0%,
                             8/15/21 (144A)                                    $       704,000
----------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.8%
         75,000              Agrokor dd, 8.875%, 2/1/20 (144A)                 $        80,250
        428,000              Chiquita Brands International, Inc., 7.875%,
                             2/1/21                                                    454,750
        400,000              Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                 399,000
        300,000              FAGE Dairy Industry SA, 9.875%, 2/1/20
                             (144A)                                                    312,000
      1,105,000              Marfrig Holdings Europe BV, 6.875%, 6/24/19
                             (144A)                                                    947,538
        500,000              MHP SA, 8.25%, 4/2/20 (144A)                              420,692
        400,000              Minerva Luxembourg SA, 7.75%, 1/31/23
                             (144A)                                                    350,000
        550,000              Post Holdings, Inc., 7.375%, 2/15/22                      558,250
        200,000              Post Holdings, Inc., 7.75%, 3/15/24 (144A)                205,000
                                                                               ---------------
                                                                               $     3,727,480
----------------------------------------------------------------------------------------------
                             Tobacco -- 0.2%
        800,000              Alliance One International, Inc., 9.875%,
                             7/15/21                                           $       684,000
                                                                               ---------------
                             Total Food, Beverage & Tobacco                    $     5,115,480
----------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT &
                             SERVICES -- 2.2%
                             Health Care Supplies -- 0.0%+
        100,000              ConvaTec Healthcare E SA, 10.5%, 12/15/18
                             (144A)                                            $       103,250
        100,000              Immucor, Inc., 11.125%, 8/15/19                           103,000
                                                                               ---------------
                                                                               $       206,250
----------------------------------------------------------------------------------------------
                             Health Care Distributors -- 0.4%
      1,500,000              McKesson Corp., 4.883%, 3/15/44                   $     1,525,960
----------------------------------------------------------------------------------------------
                             Health Care Services -- 0.3%
      1,360,000              DaVita HealthCare Partners, Inc., 5.125%,
                             7/15/24                                           $     1,335,520
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Health Care Facilities -- 1.1%
        545,000              Amsurg Corp., 5.625%, 7/15/22                     $       544,319
      1,075,000              CHS, Inc., 8.0%, 11/15/19                               1,118,672
      1,000,000              HCA, Inc., 5.375%, 2/1/25                                 990,000
        400,000              Kindred Healthcare, Inc., 6.375%, 4/15/22                 397,000
      1,480,000              Tenet Healthcare Corp., 4.375%, 10/1/21                 1,443,000
        265,000              Tenet Healthcare Corp., 4.5%, 4/1/21                      261,025
                                                                               ---------------
                                                                               $     4,754,016
----------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.4%
      1,815,000              WellCare Health Plans, Inc., 5.75%,
                             11/15/20                                          $     1,887,600
----------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.0%+
        175,000              MedAssets, Inc., 8.0%, 11/15/18                   $       178,500
                                                                               ---------------
                             Total Health Care Equipment & Services            $     9,887,846
----------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.7%
                             Biotechnology -- 0.4%
      1,500,000              Amgen, Inc., 5.375%, 5/15/43                      $     1,599,264
----------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.3%
        705,000              DPx Holdings BV, 7.5%, 2/1/22 (144A)              $       712,050
        875,000              Endo Finance LLC, 5.375%, 1/15/23 (144A)                  841,094
                                                                               ---------------
                                                                               $     1,553,144
                                                                               ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                     $     3,152,408
----------------------------------------------------------------------------------------------
                             BANKS -- 2.6%
                             Diversified Banks -- 2.2%
        800,000       6.38   Banco Santander SA, Floating Rate Note
                             (Perpetual)                                       $       747,000
        400,000              Bank of America Corp., 6.11%, 1/29/37                     460,096
        800,000       6.50   Bank of America Corp., Floating Rate Note,
                             10/23/49                                                  816,000
        925,000       6.25   Bank of America Corp., Floating Rate Note,
                             9/29/49                                                   904,188
      1,500,000       5.90   Citigroup, Inc., Floating Rate Note (Perpetual)         1,462,500
        640,000       5.95   Citigroup, Inc., Floating Rate Note (Perpetual)           621,200
      1,900,000       6.62   Credit Agricole SA, Floating Rate Note
                             (Perpetual) (144A)                                      1,826,375
        525,000              Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)              606,360
        500,000              Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)               560,444
        425,000       4.00   Oversea-Chinese Banking Corp., Ltd., Floating
                             Rate Note, 10/15/24 (144A)                                435,153
      1,150,000       5.88   Wells Fargo & Co., Floating Rate Note
                             (Perpetual)                                             1,177,312
                                                                               ---------------
                                                                               $     9,616,628
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 31

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Regional Banks -- 0.2%
        250,000              HSBC Bank USA NA New York NY, 6.0%, 8/9/17        $       268,710
        625,000       6.75   The PNC Financial Services Group, Inc.,
                             Floating Rate Note (Perpetual)                            678,125
                                                                               ---------------
                                                                               $       946,835
----------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 0.2%
      1,000,000              Provident Funding Associates LP, 6.75%,
                             6/15/21 (144A)                                    $       947,500
                                                                               ---------------
                             Total Banks                                       $    11,510,963
----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 4.8%
                             Other Diversified Financial Services -- 1.5%
      1,665,000              Carlyle Holdings II Finance LLC, 5.625%,
                             3/30/43 (144A)                                    $     1,754,306
      1,000,000              Fixed Income Trust Series 2013-A, 10/15/97
                             (Step) (144A) (c) (d)                                     708,297
      2,360,000       6.75   JPMorgan Chase & Co., Floating Rate Note,
                             8/29/49                                                 2,457,350
        500,000              SUAM Finance BV, 4.875%, 4/17/24 (144A)                   500,000
      1,030,000              Summit Midstream Holdings LLC, 7.5%, 7/1/21               988,800
        100,000       0.00   Tiers Trust, Floating Rate Note, 10/15/97
                             (144A) (c) (d)                                             92,770
                                                                               ---------------
                                                                               $     6,501,523
----------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.9%
        500,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)     $       549,366
      1,375,000              Fly Leasing, Ltd., 6.375%, 10/15/21                     1,388,750
        720,000              Nationstar Mortgage LLC, 6.5%, 6/1/22                     574,200
        725,000              Nationstar Mortgage LLC, 6.5%, 7/1/21                     601,750
        700,000              Oxford Finance LLC, 7.25%, 1/15/18 (144A)                 712,250
                                                                               ---------------
                                                                               $     3,826,316
----------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.4%
      1,000,000              Ally Financial, Inc., 4.625%, 5/19/22             $       983,750
         66,670              Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                   66,357
      1,035,000              TMX Finance LLC, 8.5%, 9/15/18 (144A)                     815,062
                                                                               ---------------
                                                                               $     1,865,169
----------------------------------------------------------------------------------------------
                             Asset Management & Custody Banks -- 1.4%
        915,000              Affiliated Managers Group, Inc., 4.25%, 2/15/24   $       930,474
        300,000              Blackstone Holdings Finance Co., LLC, 5.0%,
                             6/15/44 (144A)                                            305,974
        750,000              Blackstone Holdings Finance Co., LLC, 6.25%,
                             8/15/42 (144A)                                            912,867
        500,000              JBS Investment Management, Ltd., 7.25%,
                             4/3/24                                                    481,250
      1,500,000              KKR Group Finance Co., II LLC, 5.5%, 2/1/43
                             (144A)                                                  1,568,746

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Asset Management &
                             Custody Banks -- (continued)
      1,250,000              Legg Mason, Inc., 3.95%, 7/15/24                  $     1,253,629
        500,000              Legg Mason, Inc., 5.625%, 1/15/44                         517,492
                                                                               ---------------
                                                                               $     5,970,432
----------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.6%
        750,000              Morgan Stanley, 4.1%, 5/22/23                     $       759,085
        250,000              Morgan Stanley, 4.875%, 11/1/22                           266,357
        300,000              The Goldman Sachs Group, Inc., 6.45%, 5/1/36              350,224
        225,000              The Goldman Sachs Group, Inc., 6.75%, 10/1/37             268,407
      1,050,000              UBS AG, 7.625%, 8/17/22                                 1,208,011
                                                                               ---------------
                                                                               $     2,852,084
                                                                               ---------------
                             Total Diversified Financials                      $    21,015,524
----------------------------------------------------------------------------------------------
                             INSURANCE -- 8.0%
                             Life & Health Insurance -- 0.7%
        500,000              Fidelity & Guaranty Life Holdings, Inc., 6.375%,
                             4/1/21 (144A)                                     $       520,000
      1,500,000       5.88   Prudential Financial, Inc., Floating Rate Note,
                             9/15/42                                                 1,586,250
GBP     202,103              TIG FINCO Plc, 8.75%, 4/2/20                              280,332
GBP      35,665       0.00   TIG FINCO Plc, Floating Rate Note, 3/2/20 (144A)           56,145
        615,000       5.65   Voya Financial, Inc., Floating Rate Note, 5/15/53         619,920
                                                                               ---------------
                                                                               $     3,062,647
----------------------------------------------------------------------------------------------
                             Reinsurance -- 7.3%
      2,501,147              Altair Re, Variable Rate Notes, 6/30/16 (g)       $       175,581
      1,000,000              Altair Re, Variable Rate Notes, 6/30/17(g)              1,043,000
        500,000              Arlington Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 8/31/16 (g)                          513,600
        250,000       3.47   Atlas IX Capital, Ltd., Floating Rate Note,
                             1/17/19 (Cat Bond) (144A)                                 254,425
        500,000              Berwick Segregated Account (Kane SAC Ltd.),
                             Variable Rate Note, 1/22/16 (g)                           517,700
        750,000       4.37   Blue Danube II, Ltd., Floating Rate Note,
                             5/23/18 (Cat Bond) (144A)                                 756,375
      1,000,000       6.86   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                             (Cat Bond) (144A)                                       1,033,000
      1,500,000              Carnoustie Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 2/19/16 (g)                 1,636,050
        250,000       4.48   Citrus Re, Ltd., Floating Rate Note, 4/18/17
                             (Cat Bond) (144A)                                         251,800
        350,000       4.30   Citrus Re, Ltd., Floating Rate Note, 4/24/17
                             (Cat Bond) (144A)                                         352,800
        400,000              Clarendon Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 6/15/16 (g)                   393,480
        250,000       0.00   Compass Re II, Ltd., Floating Rate Note,
                             12/8/15 (Cat Bond)                                        247,050

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 33

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
        250,000       9.06   East Lane Re V, Ltd., Floating Rate Note,
                             3/16/16 (Cat Bond) (144A)                         $       257,950
      1,050,525              Exeter Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 1/7/16 (g)                         1,123,431
      1,050,000              Fairfield Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 2/2/16 (g)                         1,027,110
      1,000,000       7.41   Galileo Re, Ltd., Floating Rate Note, 1/9/19
                             (Cat Bond) (144A)                                       1,019,700
        600,000       6.69   Gator Re, Ltd., Floating Rate Note, 1/9/17
                             (Cat Bond) (144A)                                         554,400
        250,000       2.21   Golden State Re II, Ltd., Floating Rate Note,
                             1/8/19 (Cat Bond) (144A)                                  248,575
      2,100,000              Gullane Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 1/22/17 (g)                        2,303,070
        294,350              Hereford Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 1/7/16 (g)                           338,090
        250,000       4.57   Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                             (Cat Bond) (144A)                                         255,800
        650,000       4.77   Kilimanjaro Re, Ltd., Floating Rate Note,
                             4/30/18 (Cat Bond) (144A)                                 653,835
        350,000       4.52   Kilimanjaro Re, Ltd., Floating Rate Note,
                             4/30/18 (Cat Bond) (144A)                                 347,585
        250,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (g)         264,525
        533,600              Muirfield Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 1/12/16 (g)                          585,786
        500,000      11.88   Mythen Re, Ltd., Series 2012-2 Class A,
                             Floating Rate Note, 11/10/16 (Cat Bond) (144A)            518,750
      2,000,000              Pangaea Re, Series 2015-1, Principal at Risk
                             Notes, 2/1/19 (g)                                       2,258,600
      2,000,000              Pangaea Re, Series 2015-2, Principal at Risk
                             Notes, 11/30/19 (g)                                     2,065,800
      2,000,000              Pangaea Re., Variable Rate Notes, 7/1/18 (g)               36,000
      1,503,871              PI-4, Series C -- 2014, (Kane SAC Ltd.),
                             Variable Rate Notes, 7/7/16 (g)                         1,506,728
        700,000              Prestwick Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 7/1/16 (g)                           733,600
        800,000       4.54   Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 12/6/16 (Cat Bond) (144A)                      813,760
        500,000      10.03   Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 6/6/16 (Cat Bond) (144A)                       528,100
      1,000,000       3.51   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                             (Cat Bond) (144A)                                       1,003,500
        500,000       3.87   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                             (Cat Bond) (144A)                                         505,900
           1,433             Sector Re V, Ltd., Variable Rate Notes, 12/1/18
                             (144A) (g)                                                  6,124
        500,000              Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                             (144A) (g)                                                557,400

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
          1,205              Sector Re V, Ltd., Variable Rate Notes, 3/30/19
                             (144A) (g)                                        $        28,219
        400,000              Silverton Re, Ltd., Variable Rate Notes, 9/16/16
                             (144A) (g)                                                  8,000
        800,000              Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                             (144A) (g)                                                904,000
      1,200,000              St. Andrews Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 1/22/16 (g)                 1,251,360
        550,600              Troon Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 1/12/16 (g)                          589,417
      2,000,000              Versutus Ltd., Series 2015-A, Variable Rate
                             Notes, 12/31/2017 (g)                                   2,260,000
        250,000       2.86   Vita Capital V, Ltd., Floating Rate Note,
                             1/15/17 (Cat Bond) (144A)                                 252,450
        250,000       2.52   Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                             (Cat Bond) (144A)                                         252,025
                                                                               ---------------
                                                                               $    32,234,451
                                                                               ---------------
                             Total Insurance                                   $    35,297,098
----------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.6%
                             Specialized REIT -- 0.6%
      1,165,918              AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                             (12.0% cash, 0.0% PIK) (PIK)                      $     1,148,429
      1,000,000              DuPont Fabros Technology LP, 5.875%, 9/15/21            1,025,000
        500,000              Iron Mountain, Inc., 5.75%, 8/15/24                       482,500
                                                                               ---------------
                                                                               $     2,655,929
                                                                               ---------------
                             Total Real Estate                                 $     2,655,929
----------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.7%
                             Internet Software & Services -- 0.4%
      1,150,000              Bankrate, Inc., 6.125%, 8/15/18 (144A)            $     1,121,250
        705,000              j2 Global, Inc., 8.0%, 8/1/20                             750,825
                                                                               ---------------
                                                                               $     1,872,075
----------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.2%
      1,000,000              Cardtronics, Inc., 5.125%, 8/1/22                 $       960,000
----------------------------------------------------------------------------------------------
                             Application Software -- 0.1%
        200,000              Igloo Holdings Corp., 8.25%, 12/15/17
                             (8.25% Cash, 9.00% PIK) (144A) (PIK)              $       200,500
                                                                               ---------------
                             Total Software & Services                         $     3,032,575
----------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
                             Computer Hardware Storage &
                             Peripherals -- 0.6%
      1,160,000              NCR Corp., 6.375%, 12/15/23                       $     1,136,800
        900,000              Seagate HDD Cayman, 4.75%, 1/1/25                         863,965
        885,000              Seagate HDD Cayman, 4.75%, 6/1/23                         873,446
                                                                               ---------------
                                                                               $     2,874,211
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 35

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Electronic Components -- 0.4%
EURO    300,000              Belden, Inc., 5.5%, 4/15/23                       $       321,538
      1,360,000              Belden, Inc., 5.5%, 9/1/22 (144A)                       1,315,800
                                                                               ---------------
                                                                               $     1,637,338
----------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.3%
        585,000              Flextronics International, Ltd., 4.625%, 2/15/20  $       602,550
        695,000              Flextronics International, Ltd., 5.0%, 2/15/23            695,000
                                                                               ---------------
                                                                               $     1,297,550
                                                                               ---------------
                             Total Technology Hardware & Equipment             $     5,809,099
----------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.3%
                             Semiconductor Equipment -- 0.2%
      1,000,000              Entegris, Inc., 6.0%, 4/1/22 (144A)               $     1,015,000
----------------------------------------------------------------------------------------------
                             Semiconductors -- 0.1%
        320,000              Advanced Micro Devices, Inc., 7.5%, 8/15/22       $       204,800
                                                                               ---------------
                             Total Semiconductors & Semiconductor
                             Equipment                                         $     1,219,800
----------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 3.5%
                             Integrated Telecommunication Services -- 2.1%
      2,000,000              AT&T, Inc., 3.9%, 3/11/24                         $     2,033,876
        500,000              CenturyLink, Inc., 5.8%, 3/15/22                          427,500
        150,000              CenturyLink, Inc., 7.6%, 9/15/39                          113,625
      1,300,000              CenturyLink, Inc., 7.65%, 3/15/42                         994,500
         90,000              Frontier Communications Corp., 10.5%,
                             9/15/22 (144A)                                             87,750
        250,000              Frontier Communications Corp., 7.625%,
                             4/15/24                                                   208,750
        500,000              Frontier Communications Corp., 8.75%,
                             4/15/22                                                   445,265
         90,000              Frontier Communications Corp., 8.875%,
                             9/15/20 (144A)                                             88,200
        200,000              Frontier Communications Corp., 9.0%, 8/15/31              165,000
      2,500,000              Verizon Communications, Inc., 4.15%, 3/15/24            2,585,950
        576,000              Verizon Communications, Inc., 5.012%, 8/21/54             524,243
        576,000              Verizon Communications, Inc., 6.55%, 9/15/43              680,512
      1,305,000              Windstream Corp., 7.5%, 6/1/22                            985,275
                                                                               ---------------
                                                                               $     9,340,446
----------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 1.4%
      1,000,000              Altice Financing SA, 6.625%, 2/15/23 (144A)       $       961,875
      2,225,000              Sprint Corp., 7.125%, 6/15/24                           1,712,360
      1,000,000              Sprint Corp., 7.25%, 9/15/21                              818,750
      1,500,000              T-Mobile USA, Inc., 6.625%, 4/1/23                      1,485,000
        300,000              Unison Ground Lease Funding LLC, 5.78%,
                             3/16/43 (144A)                                            299,862

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Wireless Telecommunication
                             Services -- (continued)
        200,000              VimpelCom Holdings BV, 7.5043%, 3/1/22
                             (144A)                                            $       200,500
        400,000              WCP Issuer llc, 6.657%, 8/15/20 (144A)                    414,804
                                                                               ---------------
                                                                               $     5,893,151
                                                                               ---------------
                             Total Telecommunication Services                  $    15,233,597
----------------------------------------------------------------------------------------------
                             UTILITIES -- 2.1%
                             Electric Utilities -- 1.3%
      1,000,000       5.25   Electricite de France SA, Floating Rate Note
                             (Perpetual) (144A)                                $       962,500
        150,000              Enel Finance International NV, 5.125%,
                             10/7/19 (144A)                                            164,913
      1,190,000       8.13   Enel S.p.A., Floating Rate Note, 9/24/73
                             (144A)                                                  1,365,192
         75,000       6.25   Southern California Edison Co., Floating Rate
                             Note (Perpetual)                                           83,438
        525,000              Talen Energy Supply LLC, 4.6%, 12/15/21                   436,012
      1,880,000              Talen Energy Supply LLC, 4.625%, 7/15/19
                             (144A)                                                  1,710,800
      1,165,000              TerraForm Power, 9.75%, 8/15/22 (144A)                    934,912
                                                                               ---------------
                                                                               $     5,657,767
----------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.1%
        300,000              DCP Midstream Operating LP, 5.6%, 4/1/44          $       242,810
        300,000              Transportadora de Gas del Peru SA, 4.25%,
                             4/30/28 (144A)                                            280,875
                                                                               ---------------
                                                                               $       523,685
----------------------------------------------------------------------------------------------
                             Independent Power Producers &
                             Energy Traders -- 0.7%
        100,000              Inkia Energy, Ltd., 8.375%, 4/4/21 (144A)         $       103,750
      1,000,000              Instituto Costarricense de Electricidad,
                             6.375%, 5/15/43 (144A)                                    800,000
        650,000              InterGen NV, 7.0%, 6/30/23 (144A)                         552,500
        500,000              NRG Energy, Inc., 6.25%, 5/1/24                           441,250
        900,000              NRG Energy, Inc., 7.625%, 1/15/18                         945,000
        200,000              NRG Energy, Inc., 8.25%, 9/1/20                           205,400
                                                                               ---------------
                                                                               $     3,047,900
                                                                               ---------------
                             Total Utilities                                   $     9,229,352
----------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $208,918,640)                               $   199,176,817
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 37

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND
                             AGENCY OBLIGATIONS -- 2.2%
      5,256,972              Fannie Mae, 3.5%, 5/1/44                          $     5,490,132
      1,032,512              Fannie Mae, 4.0%, 5/1/44                                1,102,085
        467,385              Fannie Mae, 4.0%, 9/1/43                                  503,071
        941,026              Fannie Mae, 4.5%, 9/1/39                                1,022,920
        715,859              Fannie Mae, 4.5%, 9/1/40                                  776,527
        703,614              Federal Home Loan Mortgage Corp., 4.5%,
                             6/1/41                                                    763,194
                                                                               ---------------
                                                                               $     9,657,929
----------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND
                             AGENCY OBLIGATIONS
                             (Cost $9,364,713)                                 $     9,657,929
----------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BONDS -- 0.5%
      1,700,000              Commonwealth of the Bahamas, 5.75%,
                             1/16/24 (144A)                                    $     1,824,100
        405,000              Kenya Government International Bond,
                             5.875%, 6/24/19 (144A)                                    387,650
                                                                               ---------------
                                                                               $     2,211,750
----------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $2,102,490)                                 $     2,211,750
----------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE LOAN
                             INTERESTS -- 21.3%**
                             ENERGY -- 0.8%
                             Oil & Gas Drilling -- 0.1%
         50,343       5.75   Offshore Group Investment, Ltd., Term Loan,
                             3/28/19                                           $        16,068
        204,879       4.50   Pacific Drilling SA, Term Loan, 6/3/18                    122,757
        287,100       3.75   Paragon Offshore Finance, Term Loan, 7/16/21              112,448
                                                                               ---------------
                                                                               $       251,273
----------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 0.3%
      1,026,327       5.25   ExGen Renewables I LLC, Term Loan, 2/5/21         $     1,034,024
         12,927       4.50   Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16              12,895
        835,125       4.00   Seadrill Operating LP, Initial Term Loan, 2/14/21         512,767
                                                                               ---------------
                                                                               $     1,559,686
----------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.0%+
        176,667       3.50   EP Energy LLC, Tranche B-3 Loan, 5/24/18          $       164,006
----------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.4%
      1,080,649       4.25   Pilot Travel Centers LLC, Initial Tranche B,
                             9/30/21                                           $     1,086,987
        498,731       4.25   Western Refining, Inc., Term Loan 2013,
                             11/12/20                                                  496,160
                                                                               ---------------
                                                                               $     1,583,147
                                                                               ---------------
                             Total Energy                                      $     3,558,112
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             MATERIALS -- 1.7%
                             Commodity Chemicals -- 0.3%
        570,688       4.75   Eco Services Operations, Initial Term Loan,
                             10/8/21                                           $       567,834
        736,875       5.00   Nexeo Solutions LLC, Term Loan B3, 9/9/17                 706,479
                                                                               ---------------
                                                                               $     1,274,313
----------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.6%
      1,424,799       4.50   MacDermid, Inc., Tranche B Term Loan (First
                             Lien), 6/7/20                                     $     1,382,946
        680,750       4.00   PQ Corp., 2014 Term Loan, 8/7/17                          679,687
        171,486       2.75   WR Grace & Co-Conn, Delayed Draw Term
                             Loan, 1/23/21                                             170,629
        476,534       2.75   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21               474,151
                                                                               ---------------
                                                                               $     2,707,413
----------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.1%
         23,802       4.50   Coveris Holdings SA, USD Term Loan, 4/14/19       $        23,846
        246,250       4.25   Multi Packaging Solutions, Inc., Initial Dollar
                             Tranche B Term, 9/30/20                                   244,095
                                                                               ---------------
                                                                               $       267,941
----------------------------------------------------------------------------------------------
                             Aluminum -- 0.1%
        540,375       5.50   TurboCombustor Technology, Inc., Initial Term
                             Loan, 10/18/20                                    $       526,866
----------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.1%
        544,810       3.75   Fortescue Metals Group, Ltd., Bank Loan,
                             6/30/19                                           $       448,106
----------------------------------------------------------------------------------------------
                             Steel -- 0.2%
        346,500       7.50   Essar Steel Algoma Inc., Initial Term Loan,
                             8/9/19                                            $       276,622
        572,050       4.50   TMS International Corp., Term B Loan,
                             10/2/20                                                   569,429
                                                                               ---------------
                                                                               $       846,051
----------------------------------------------------------------------------------------------
                             Paper Products -- 0.3%
      1,083,645       6.50   Wausau Paper Corp., Term Loan, 7/20/20            $     1,085,677
        502,388       5.81   Appvion, Inc., Term Commitment, 6/28/19                   472,559
                                                                               ---------------
                                                                               $     1,558,236
                                                                               ---------------
                             Total Materials                                   $     7,628,926
----------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 2.0%
                             Metal & Glass Containers -- 0.1%
        327,838       4.75   Pro Mach Group, Inc., Dollar Term Loan,
                             10/22/21                                          $       329,272
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 39

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Aerospace & Defense -- 0.7%
        785,905       4.00   Accudyne Industries Borrower SCA, Refinancing
                             Term Loan, 12/13/19                               $       630,944
        687,677       3.75   DigitalGlobe, Inc., Term Loan, 1/25/20                    784,808
        787,396       6.25   DynCorp International, Inc., Term Loan, 7/7/16            798,810
        815,805       7.02   TASC, Inc., New Term Loan (First Lien), 5/23/20           788,852
        211,726       5.75   The SI Organization, Inc., Term Loan (First Lien),
                             11/19/19                                                  211,991
                                                                               ---------------
                                                                               $     3,215,405
----------------------------------------------------------------------------------------------
                             Building Products -- 0.8%
      2,081,129       6.00   Builders FirstSource, Inc., Initial Term Loan,
                             7/24/22                                           $     2,071,048
        989,981       5.50   Ultima Intermediate Sarl, Term Loan B (First
                             Lien), 7/2/20                                             998,643
        259,245       4.25   Unifrax Corp., New Term B Loan, 12/31/19                  257,733
                                                                               ---------------
                                                                               $     3,327,424
----------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.0%+
         45,858       6.00   WireCo WorldGroup, Inc., Term Loan, 2/15/17       $        45,944
----------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.0%+
         17,764       5.00   Kloeckner Pentaplast Of America, 1st Lien
                             Term Loan, 4/22/20                                $        17,842
         41,569       5.00   Kloeckner Pentaplast Of America, 1st Lien
                             Term Loan, 4/22/20                                         41,750
                                                                               ---------------
                                                                               $        59,592
----------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.4%
        379,556       4.25   Gardner Denver, Inc., Initial Dollar Term Loan,
                             7/30/20                                           $       360,314
        813,699       6.00   NN, Inc., Term Loan, 8/27/21                              815,733
        625,039       5.25   Tank Holding Corp., Initial Term Loan, 7/9/19             624,064
                                                                               ---------------
                                                                               $     1,800,111
                                                                               ---------------
                             Total Capital Goods                               $     8,777,748
----------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                             Environmental & Facilities Services -- 0.7%
        479,116       5.50   Wastequip LLC, Term Loan, 8/9/19                  $       478,118
        687,117       4.00   WCA Waste Corp., Term Loan, 3/23/18                       684,218
      1,901,341       5.00   Wheelabrator, Term B Loan, 10/15/21                     1,866,484
         84,291       5.00   Wheelabrator, Term C Loan, 10/15/21                        82,746
                                                                               ---------------
                                                                               $     3,111,566
----------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.0%+
         28,403       5.24   IAP Worldwide Services, Inc., Term Loan,
                             7/18/19                                           $        28,545
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.1%
         52,012       4.00   Garda World Security Corp., Term B Delayed
                             Draw Loan, 11/8/20                                $        51,281
        203,321       4.00   Garda World Security Corp., Term B Loan,
                             11/1/20                                                   200,462
                                                                               ---------------
                                                                               $       251,743
                                                                               ---------------
                             Total Commercial Services & Supplies              $     3,391,854
----------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.9%
                             Air Freight & Logistics -- 0.1%
        171,063       6.75   Ozburn-Hessey Holding Co., LLC, Term Loan,
                             5/23/19                                           $       170,742
        691,206       5.25   Syncreon Group BV, Term Loan, 9/26/20                     555,269
                                                                               ---------------
                                                                               $       726,011
----------------------------------------------------------------------------------------------
                             Airlines -- 0.5%
        343,875       3.25   American Airlines, Inc., 2015 Term Loan
                             (New), 6/27/20                                    $       341,618
        175,000       3.50   American Airlines, Inc., 2015 Term Loan,
                             10/10/21                                                  174,344
        170,188       3.25   Delta Air Lines, Inc., 2014 Term B-1 Loan,
                             10/18/18                                                  170,121
        243,750       3.25   United Airlines, Inc., Class B Term Loan,
                             4/1/19                                                    243,674
        606,375       3.50   US Airways, Inc., Tranche B-1 Term Loan
                             (Consenting), 5/23/19                                     604,606
        520,625       3.00   US Airways, Inc., Tranche B-2 Term Loan
                             (Consenting), 11/23/16                                    519,812
                                                                               ---------------
                                                                               $     2,054,175
----------------------------------------------------------------------------------------------
                             Marine -- 0.3%
        498,721       7.50   Commercial Barge Line Co., Initial Term Loan
                             (First Lien), 9/22/19                             $       494,981
        874,860       5.25   Navios Maritime Partners LP, Term Loan,
                             6/27/18                                                   874,587
                                                                               ---------------
                                                                               $     1,369,568
                                                                               ---------------
                             Total Transportation                              $     4,149,754
----------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 1.6%
                             Auto Parts & Equipment -- 0.8%
        551,860       3.50   Allison Transmission, Inc., Term B-3 Loan,
                             8/23/19                                           $       552,895
        641,875       4.00   Cooper Standard Intermediate Holdco 2 LLC,
                             Term Loan, 3/28/21                                        638,987
      1,393,457       3.75   MPG Holdco I, Inc., Initial Term Loan,
                             10/20/21                                                1,392,089
      1,042,136       4.00   Tower Automotive Holdings USA LLC, Initial
                             Term Loan (2014), 4/23/20                               1,033,017
                                                                               ---------------
                                                                               $     3,616,988
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 41

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.8%
      1,994,625       3.25   Chrysler Group LLC, Tranche B Term Loan,
                             12/29/18                                          $     1,980,164
      1,215,984       6.00   Crown Group llc, Term Loan (First Lien),
                             9/30/20                                                 1,212,184
                                                                               ---------------
                                                                               $     3,192,348
                                                                               ---------------
                             Total Automobiles & Components                    $     6,809,336
----------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.1%
                             Housewares & Specialties -- 0.0%+
        184,585       5.50   World Kitchen LLC, U.S. Term Loan, 3/4/19         $       185,278
----------------------------------------------------------------------------------------------
                             Leisure Products -- 0.1%
        400,857       3.75   Bombardier Recreational Products, Inc.,
                             Term B-2 Loan, 1/30/19                            $       401,294
                                                                               ---------------
                             Total Consumer Durables & Apparel                 $       586,572
----------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 1.4%
                             Casinos & Gaming -- 0.4%
      1,612,813       6.00   Scientific Games, Initial Term B-2, 10/1/21       $     1,596,080
----------------------------------------------------------------------------------------------
                             Leisure Facilities -- 0.2%
        907,921       5.50   L.A. Fitness International, LLC, Tranche B Term
                             Loan (First Lien), 4/25/20                        $       869,334
----------------------------------------------------------------------------------------------
                             Restaurants -- 0.2%
        402,386       4.00   Landry's, Inc., B Term Loan, 4/24/18              $       403,015
        557,578       4.00   NPC International, Inc., Term Loan, 12/28/18              553,629
                                                                               ---------------
                                                                               $       956,644
----------------------------------------------------------------------------------------------
                             Education Services -- 0.4%
        783,197       3.75   Bright Horizons Family Solutions, Inc., Term B
                             Loan, 1/14/20                                     $       785,070
        124,688       4.00   Houghton Mifflin Harcourt Publishers, Inc.,
                             Term Loan, 5/11/21                                        123,285
      1,036,654       5.00   Laureate Education, Inc., New Series 2018
                             Extended Term Loan, 6/16/18                               925,214
                                                                               ---------------
                                                                               $     1,833,569
----------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.2%
        498,737       5.25   Genex Holdings, Inc., Term B Loan (First Lien),
                             5/22/21                                           $       498,737
        312,263       5.00   Prime Security Services Borrower LLC, (aka
                             Protection 1 Security Solutions) Term B Loan
                             (First Lien), 6/19/21                                     312,692
                                                                               ---------------
                                                                               $       811,429
                                                                               ---------------
                             Total Consumer Services                           $     6,067,056
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             MEDIA -- 1.7%
                             Advertising -- 0.3%
        498,053       6.75   Affinion Group, Inc., Tranche B Term Loan,
                             4/30/18                                           $       903,572
        956,794       4.50   Consolidated Precision Products, Inc., 1st Lien
                             Term Loan, 12/28/19                                       494,815
        194,622       4.50   Crossmark Holdings, Inc., Term Loan (First Lien),
                             12/20/19                                                  171,592
                                                                               ---------------
                                                                               $     1,569,979
----------------------------------------------------------------------------------------------
                             Broadcasting -- 0.2%
        498,306       3.75   Gray Television, Inc., Term Loan (First Lien),
                             6/10/21                                           $       497,735
        233,710       3.25   Quebecor Media, Inc., Facility B-1 Tranche,
                             8/17/20                                                   228,451
                                                                               ---------------
                                                                               $       726,186
----------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.7%
        488,750       3.00   Charter Communications Operating LLC,
                             Term F Loan, 1/1/21                               $       483,295
        289,851       3.75   Intelsat Jackson Holdings SA, Tranche B-2
                             Term Loan, 6/30/19                                        283,257
        994,975       6.75   MediArena Acquisition BV, Dollar Term B Loan
                             (First Lien), 8/6/21                                      970,722
        599,966       3.50   Telesat Canada, U.S. Term B Loan, 3/28/19                 597,091
        587,872       3.50   Ziggo BV, (USD) Tranche B-3 Term Loan,
                             1/15/22                                                   579,299
                                                                               ---------------
                                                                               $     2,913,664
----------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.0%+
        201,722       3.75   Rovi Solutions Corp., Term B Loan, 7/2/21         $       198,444
----------------------------------------------------------------------------------------------
                             Publishing -- 0.5%
        250,000       7.00   Cengage Learning Acquisitions Inc, Term Loan,
                             3/6/20                                            $       249,188
      1,866,750       6.25   McGraw-Hill School Education Holdings llc,
                             Term B Loan, 12/18/19                                   1,872,584
                                                                               ---------------
                                                                               $     2,121,772
                                                                               ---------------
                             Total Media                                       $     7,530,045
----------------------------------------------------------------------------------------------
                             RETAILING -- 0.7%
                             Home Improvement Retail -- 0.3%
      1,232,582       4.50   Apex Tool Group LLC, Term Loan, 2/1/20            $     1,206,005
----------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.1%
        498,750       4.25   PetSmart, Inc., Tranche B-1 Loan, 3/10/22         $       498,698
----------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.3%
      1,359,375       5.25   CWGS Group LLC, Term Loan, 2/20/20                $     1,361,924
                                                                               ---------------
                             Total Retailing                                   $     3,066,627
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 43

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.4%
                             Food Distributors -- 0.1%
        244,582       4.26   Del Monte Foods Consumer Products, Inc.,
                             Term Loan (First Lien), 11/26/20                  $       232,353
----------------------------------------------------------------------------------------------
                             Food Retail -- 0.3%
        887,705       5.38   Albertsons LLC, Term B-2 Loan, 3/21/19            $       889,016
        495,497       4.75   New Albertson's, Inc., Term Loan (First Lien),
                             6/24/21                                                   495,436
                                                                               ---------------
                                                                               $     1,384,452
                                                                               ---------------
                             Total Food & Staples Retailing                    $     1,616,805
----------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.4%
                             Packaged Foods & Meats -- 0.4%
        738,689       4.50   Boulder Brands USA, Inc., Term Loan, 7/9/20       $       727,300
        940,500       4.50   Shearer's Foods, LLC, Term Loan (First Lien),
                             6/19/21                                                   936,385
                                                                               ---------------
                                                                               $     1,663,685
                                                                               ---------------
                             Total Food, Beverage & Tobacco                    $     1,663,685
----------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.6%
                             Household Products -- 0.2%
        638,116       4.02   SRAM LLC, Term Loan (First Lien), 4/10/20         $       621,365
----------------------------------------------------------------------------------------------
                             Personal Products -- 0.4%
        591,000       4.25   Atrium Innovations, Inc., Term Loan, 1/29/21      $       564,405
        648,359       4.75   Federal-Mogul Corp., Tranche C Term,
                             4/15/21                                                   618,372
        750,000       3.50   NBTY, Inc., Term B-2 Loan, 10/1/17                        746,812
                                                                               ---------------
                                                                               $     1,929,589
                                                                               ---------------
                             Total Household & Personal Products               $     2,550,954
----------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 2.4%
                             Health Care Equipment -- 0.2%
        911,125       4.50   Accellent, Inc., Initial Term Loan (First Lien),
                             2/21/21                                           $       910,442
----------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.1%
        576,384       5.00   Immucor, Inc., Term B-2 Loan, 8/19/18             $       573,982
----------------------------------------------------------------------------------------------
                             Health Care Services -- 1.1%
        845,635       4.25   Alliance HealthCare Services, Inc., Initial Term
                             Loan, 6/3/19                                      $       842,993
        487,281       6.25   BioScrip, Inc., Initial Term B Loan, 7/31/20              458,044
        292,369       6.50   BioScrip, Inc., Term Loan, 7/31/20                        274,827
         62,705       3.50   DaVita HealthCare Partners, Inc., Tranche B
                             Loan (First Lien), 6/19/21                                 62,795
        291,620       4.00   Envision Healthcare Corp., Initial Term Loan,
                             5/25/18                                                   292,015

The accompanying notes are an integral part of these financial statements.

44 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Health Care Services -- (continued)
        132,691       7.75   inVentiv Health, Inc., Term B-3 Loan, 5/15/18     $       132,580
      1,144,192       4.25   National Mentor Holdings, Inc., Tranche B Term
                             Loan, 1/31/21                                           1,142,405
         86,916       8.00   Rural, Term Loan, 6/30/18                                  87,351
        984,849       4.50   Truven Health Analytics, Inc., New Tranche B
                             Term Loan, 6/6/19                                         978,989
        736,355       4.25   US Renal Care, Inc., Tranche B-2 Term Loan
                             (First Lien), 7/3/19                                      735,894
                                                                               ---------------
                                                                               $     5,007,893
----------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.7%
        120,738       3.08   CHS, Incremental 2019 Term G Loan,
                             12/31/19                                          $       120,813
        222,155       4.00   CHS, Incremental 2021 Term H Loan, 1/27/21                222,617
        598,462       4.50   IASIS Healthcare LLC, Term B-2 Loan, 5/3/18               599,833
        486,356       4.25   Kindred Healthcare, Inc., Tranche B Loan (First
                             Lien), 4/10/21                                            485,943
      1,090,403       5.25   RegionalCare Hospital Partners, Inc., Term
                             Loan (First Lien), 4/21/19                              1,084,269
         20,527       3.75   Select Medical Corp., Series E Tranche B
                             Term Loan, 6/1/18                                          20,505
        488,750       6.75   Steward Health Care System LLC, Term Loan,
                             4/10/20                                                   488,292
                                                                               ---------------
                                                                               $     3,022,272
----------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.0%+
         24,057       9.75   MMM Holdings, Inc., Term Loan, 10/9/17            $        18,043
         17,489       9.75   MSO of Puerto Rico, Inc., MSO Term Loan,
                             12/12/17                                                   13,117
                                                                               ---------------
                                                                               $        31,160
----------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.3%
         99,750       4.25   ConvaTec, Inc., Dollar Term Loan, 12/22/16        $        99,750
        769,989       3.75   Emdeon, Inc., Term B-2 Loan, 11/2/18                      768,705
        318,842       4.00   MedAssets, Inc., Term B Loan, 12/13/19                    318,141
                                                                               ---------------
                                                                               $     1,186,596
                                                                               ---------------
                             Total Health Care Equipment & Services            $    10,732,345
----------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 1.1%
                             Biotechnology -- 0.4%
        922,688       3.50   Alkermes, Inc., 2019 Term Loan, 9/25/19           $       682,950
        682,665       7.00   Lantheus Medical Imaging, Initial Term Loan,
                             6/25/22                                                   876,553
                                                                               ---------------
                                                                               $     1,559,503
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 45

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.7%
        686,651       5.50   Akorn, Inc., Term Loan B, 11/13/20                $       685,506
         98,500       3.20   Grifols Worldwide Operations USA, Inc.,
                             U.S. Tranche B Term Loam, 4/1/21                           98,633
        444,375       4.25   JLL, Initial Dollar Term Loan, 1/23/21                    438,709
        889,143       3.51   Prestige Brands, Inc., Term B-3 Loan, 9/3/21              890,162
        298,478       3.75   Valeant Pharmaceuticals International, Inc.,
                             Series C-2 Tranche B Term Loan, 12/11/19                  294,448
        728,520       3.75   Valeant Pharmaceuticals International, Inc.,
                             Series E1 Tranche B Term Loan, 8/5/20                     718,958
                                                                               ---------------
                                                                               $     3,126,416
                                                                               ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                     $     4,685,919
----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.9%
                             Other Diversified Financial Services -- 0.6%
        696,495       3.50   Fly Funding II Sarl, Term Loan, 8/9/18            $       694,101
        708,688       5.00   Livingston International, Inc., Initial Term B-1
                             Loan (First Lien), 4/18/19                                689,199
        994,962       4.50   Nord Anglia Education, Initial Term Loan,
                             3/31/21                                                   981,281
         78,745       5.25   WorldPay, Facility B2A Term Loan, 8/6/17                   79,041
                                                                               ---------------
                                                                               $     2,443,622
----------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.2%
        909,490       4.25   Mirror BidCo Corp., New Incremental Term
                             Loan, 12/18/19                                    $       909,490
----------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.1%
        473,813       4.00   Concentra, Inc., Tranche B Term Loan (First
                             Lien), 5/8/22                                     $       473,513
                                                                               ---------------
                             Total Diversified Financials                      $     3,826,625
----------------------------------------------------------------------------------------------
                             INSURANCE -- 0.2%
                             Property & Casualty Insurance -- 0.2%
        906,964       5.75   Confie Seguros Holding II Co., Term B Loan
                             (First Lien), 11/9/18                             $       909,231
                                                                               ---------------
                             Total Insurance                                   $       909,231
----------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.6%
                             Retail REIT -- 0.4%
      1,650,065       4.25   DTZ U.S. Borrower LLC, (DTZ AUS Holdco PTY,
                             Ltd.) 2015-1 Additional Term Loan (First Lien),
                             11/4/21                                           $     1,636,401
----------------------------------------------------------------------------------------------
                             Real Estate Services -- 0.2%
      1,126,426       4.50   Altisource Solutions Sarl, Term B Loan,
                             12/9/20                                           $     1,002,519
                                                                               ---------------
                             Total Real Estate                                 $     2,638,920
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 1.6%
                             Internet Software & Services -- 0.1%
        498,739       6.00   Vocus, Inc., Tranche B Loan (First Lien),
                             5/23/21                                           $       495,207
----------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.3%
      1,267,200       5.75   Evergreen Skills Lux Sarl, Initial Term Loan
                             (First Lien), 4/23/21                             $     1,146,816
        113,275       4.50   PSAV Presentation Services, Tranche B Term
                             Loan (First Lien), 1/24/21                                112,992
                                                                               ---------------
                                                                               $     1,259,808
----------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.2%
        750,000       3.70   First Data Corp., 2018 New Dollar Term Loan,
                             3/24/18                                           $       744,668
----------------------------------------------------------------------------------------------
                             Application Software -- 0.5%
        745,869       4.50   Epiq Systems, Inc., Term Loan, 8/27/20            $       585,524
        586,992       7.50   Serena Software, Inc., Term Loan, 4/10/20                 771,625
        771,023       6.25   STG-Fairway Acquisitions, Inc., Term Loan
                             (First Lien), 3/4/19                                      746,801
                                                                               ---------------
                                                                               $     2,103,950
----------------------------------------------------------------------------------------------
                             Systems Software -- 0.3%
      1,240,625       5.75   AVG Technologies N.V., Term Loan, 10/15/20        $     1,248,379
----------------------------------------------------------------------------------------------
                             Home Entertainment Software -- 0.2%
      1,180,469       5.25   Micro Focus International, Term Loan B,
                             10/7/21                                           $     1,182,068
                                                                               ---------------
                             Total Software & Services                         $     7,034,080
----------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                             Communications Equipment -- 0.0%+
        109,659       3.25   Commscope, Inc., Tranche 4 Term Loan,
                             1/14/18                                 $                 109,590
----------------------------------------------------------------------------------------------
                             Electronic Equipment Manufacturers -- 0.0%+
            405       4.50   Sensus USA, Inc., Term Loan (First Lien),
                             5/9/17                                            $           404
----------------------------------------------------------------------------------------------
                             Electronic Components -- 0.2%
        292,950       6.25   FCI -- Fidji Luxembourg Bc4 Sarl , Term Loan,
                             12/19/20                                          $       292,950
        572,400       3.50   Generac Power Systems, Inc., Term Loan B,
                             5/31/20                                                   559,693
                                                                               ---------------
                                                                               $       852,643
                                                                               ---------------
                             Total Technology Hardware & Equipment             $       962,637
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 47

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.0%+
                             Semiconductors -- 0.0%+
        155,398       3.25   Microsemi Corp., Term Loan (First Lien),
                             3/14/21                                           $       154,970
                                                                               ---------------
                             Total Semiconductors & Semiconductor
                             Equipment                                         $       154,970
----------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.8%
                             Integrated Telecommunication Services -- 0.6%
      1,400,000       0.00   Level 3 Financing, Inc., Tranche B-II 2022
                             Term Loan, 5/31/22 (f)                            $     1,392,416
        531,924       4.75   Securus Technologies Holdings, Inc., Initial
                             Term Loan (First Lien), 4/30/20                           477,004
        490,493       3.50   Virgin Media Investment Holdings, Ltd., Term
                             Facility, 6/30/23                                         525,085
        366,334       3.25   West Corp., B-10 Term Loan (First Lien),
                             6/30/18                                                   362,814
                                                                               ---------------
                                                                               $     2,757,319
----------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.2%
        647,209       3.00   Crown Castle International Corp., Tranche B-2
                             Term Loan (First Lien), 1/31/21                   $       646,421
                                                                               ---------------
                             Total Telecommunication Services                  $     3,403,740
----------------------------------------------------------------------------------------------
                             UTILITIES -- 0.4%
                             Electric Utilities -- 0.3%
      1,320,790       4.75   Atlantic Power LP, Term Loan, 2/20/21             $     1,318,314
        522,963       3.00   Calpine Construction Finance Co. LP, Term B-1
                             Loan, 5/3/20                                              510,760
                                                                               ---------------
                                                                               $     1,829,074
----------------------------------------------------------------------------------------------
                             Independent Power Producers &
                             Energy Traders -- 0.1%
        210,024       3.75   NSG Holdings LLC, New Term Loan, 12/11/19         $       208,449
                                                                               ---------------
                             Total Utilities                                   $     2,037,523
----------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE
                             LOAN INTERESTS
                             (Cost $95,480,516)                                $    93,783,464
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------
Principal         Floating
Amount ($)        Rate (b)                                                     Value
----------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 1.0%
                             Repurchase Agreements -- 0.4%
       425,000               $425,000 Bank of Nova Scotia, 0.12%, dated
                             9/30/15 plus accrued interest on 10/1/15
                             collateralized by the following:
                             $287,378 Federal National Mortgage
                             Association, 3.0-4.5%, 3/1/35-3/1/45
                             $146,124 Freddie Mac Giant, 3.5-4.0%,
                             10/1/44-9/1/45                                    $       425,000
      1,430,000              $1,430,000 RBC Capital Markets, Inc., 0.10%,
                             dated 9/30/15 plus accrued interest on
                             10/1/15 collateralized by the following:
                             $11,356 Federal Home Loan Mortgage Corp.,
                             2.229-2.476%, 3/1/43-5/1/45
                             $1,447,244 Federal National Mortgage
                             Association (ARM), 2.310-4.866%,
                             9/1/33-6/1/41                                     $     1,430,000
                                                                               ---------------
                                                                               $     1,855,000
----------------------------------------------------------------------------------------------
                             Commercial Paper -- 0.6%
      1,100,000              Mondelez International, Inc., Commercial
                             Paper, 10/1/15 (c)                                $     1,099,992
      1,100,000              Prudential Funding LLC, Discount Commercial
                             Paper, 10/1/15 (c)                                      1,099,996
        390,000              Societe Generale SA, Commercial Paper,
                             10/1/15 (c)                                               390,000
                                                                               ---------------
                                                                               $     2,589,988
----------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $4,445,000)                                 $     4,444,988
----------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 90.9%
                             (Cost $411,320,335) (a)                           $   399,764,088
----------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- 9.1%                $    39,919,196
----------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                        $   439,683,284
==============================================================================================

*              Non-income producing security.

+              Rounds to less than 0.1%.

REIT           Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)     Catastrophe or event linked bond. At September 30, 2015 the value of these securities amounted to $10,107,780 or 2.3% of total net assets. See Notes to Financial Statements -- 1H.

(Perpetual)    Security with no stated maturity date.

REMICS         Real Estate Mortgage Investment Conduits.

(PIK)          Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2015, the value of these securities amounted to $116,836,395 or 26.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 49

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $412,960,296 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                            $  3,838,107

                 Aggregate gross unrealized depreciation for all investments in which
                    there is an excess of tax cost over value                             (17,034,315)
                                                                                         ------------
                 Net unrealized depreciation                                             $(13,196,208)
                                                                                         ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statement -- Note 1A.

(e)            Security is in default.

(f)            Rate to be determined.

(g) Structured reinsurance investment. At September 30, 2015, the value of these securities amounted to $22,132,921 or 5.0% of total net assets. See Notes To Financial Statements -- Note 1H.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2015 aggregated $81,308,533 and $152,860,370, respectively.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO           Euro
GBP            British Pound Sterling
NOK            Norwegian Krone

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Net
                                                                                           Premiums    Unrealized
Notional                              Obligation                  Credit      Expiration   Paid        Appreciation
Principal ($)(1)   Counterparty       Entity/Index        Coupon  Rating(2)   Date         (Received)  (Depreciation)
---------------------------------------------------------------------------------------------------------------------
      7,000,000    J.P. Morgan        American Axle &     5.00%   B+          12/20/17     $ (7,499)   $  31,535
                   Securities LLC     Manufacturing Co.,
     10,480,000    Morgan             Diamond Offshore    1.00%   BBB+        12/20/19      (74,553)    (188,342)
                   Stanley Capital    Drilling Co.
                   Services LLC
---------------------------------------------------------------------------------------------------------------------
                                                                                           $(82,052)   $(156,807)
=====================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

The following is a summary of the inputs used as of September 30, 2015, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                           Level 1          Level 2            Level 3    Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds
   Materials
      Steel                                $          --    $            --    $15,126    $   15,126
   All Other Convertible
      Corporate Bonds                                 --          4,220,524         --     4,220,524
Preferred Stocks
   Diversified Financials
      Consumer Finance                           708,458            806,525         --     1,514,983
   Insurance
      Reinsurance                                     --                 --      6,250         6,250
   Real Estate
      Diversified REIT                                              496,750         --       496,750
All Other Preferred Stocks                     4,155,575                 --         --     4,155,575
Convertible Preferred Stocks
   Consumer Durables & Apparel
      Home Furnishings                                --          1,156,819         --     1,156,819
   Banks
      Diversified Banks                               --          1,226,400         --     1,226,400
Common Stocks
   Energy
      Oil & Gas Exploration
          & Production                             3,828                 --         --         3,828
   Capital Goods
      Industrial Machinery                            --                 --         31            31
   Commercial Services & Supplies
      Diversified Support Services                    --              3,955         --         3,955
   Insurance
      Life & Health Insurance                         --                 --      8,416         8,416
Asset Backed Securities                               --         18,657,976         --    18,657,976
Collateralized Mortgage Obligations                   --         59,022,507         --    59,022,507
Corporate Bonds
   Materials
      Steel                                           --            477,901     17,179       495,080
   Capital Goods
      Industrial Machinery                            --          2,123,532     40,948     2,164,480
   Diversified Financials
      Other Diversified
          Financial Services                          --          5,700,456    801,067     6,501,523

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 51

--------------------------------------------------------------------------------------------------
                                       Level 1        Level 2         Level 3         Total
--------------------------------------------------------------------------------------------------
  Insurance
     Reinsurance                       $         --   $ 10,107,780    $  22,126,671   $ 32,234,451
  All Other Corporate Bonds                      --    157,781,283               --    157,781,283
U.S. Government and
  Agency Obligations                             --      9,657,929               --      9,657,929
Foreign Government Bonds                         --      2,211,750               --      2,211,750
Municipal Bonds                                  --             --               --             --
Senior Floating Rate Loan Interests              --     93,783,464               --     93,783,464
Repurchase Agreement                             --      1,855,000               --      1,855,000
Commercial Paper                                 --      2,589,988               --      2,589,988
--------------------------------------------------------------------------------------------------
Total                                  $  4,867,861   $371,880,539    $  23,015,688   $399,764,088
==================================================================================================
Other Financial Instruments
Net unrealized depreciation
  on swap contracts                    $         --   $   (156,807)   $          --   $   (156,807)
Net unrealized appreciation on
forward foreign currency contracts               --          5,064               --          5,064
--------------------------------------------------------------------------------------------------
Total                                  $         --   $   (151,743)   $          --   $   (151,743)
==================================================================================================

The following is a summary of fund valuation of certain fund's assets and liabilities as of September 30, 2015.

-------------------------------------------------------------------------------------------------
                                          Level 1         Level 2       Level 3         Total
-------------------------------------------------------------------------------------------------
Assets:
Foreign currencies,
  at value (cost $36,420)                 $       --      $  87,111     $        --     $  87,111
Swap collateral                                   --        146,253              --       146,253
Variation margin for swap contracts               --            743              --           743
Liabilities:
Swap collateral                                   --       (145,510)             --      (145,510)
-------------------------------------------------------------------------------------------------
Total                                     $       --      $  88,597     $        --     $  88,597
=================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------
                                   Convertible
                                   Corporate     Preferred       Common    Corporate
                                   Bonds         Stocks          Stocks    Bonds         Total
----------------------------------------------------------------------------------------------------
Balance as of 3/31/15              $18,194       $  2,494,900    $   31    $24,273,166   $26,786,291
Realized gain (loss)(1)                 --                 --        --         (2,512)       (2,512)
Change in unrealized
   appreciation (depreciation)(2)   (3,068)          (308,250)      149     (2,934,689)   (3,245,858)
Purchases                               --                 --     8,267      3,579,517     3,587,784
Sales                                   --                 --        --     (4,110,017)   (4,110,017)
Transfers in to Level 3*                --                 --        --             --            --
Transfers out of Level 3*               --                 --        --             --            --
Transfers in and out of
   Level 3 activity                     --       $ (2,180,400)       --      2,180,400            --
----------------------------------------------------------------------------------------------------
Balance as of 9/30/15              $15,126       $      6,250    $8,447    $22,985,865   $23,015,688
====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended September 30, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 9/30/15                                              $(3,159,717)
                                                                           ===========

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 53

Statement of Assets and Liabilities | 9/30/15 (unaudited)

ASSETS:
  Investment in securities (cost $411,320,335)                              $399,764,088
  Cash                                                                        24,109,253
  Foreign currencies, at value (cost $36,420)                                     87,111
  Swap collateral                                                                146,253
  Receivables --
     Investment securities sold                                               13,937,370
     Fund shares sold                                                            928,350
     Interest                                                                  3,639,504
     Dividends                                                                    34,885
     Due from Pioneer Investment Management, Inc.                                 32,989
  Variation margin on swap contracts                                                 743
  Net unrealized appreciation on forward foreign currency contracts                5,064
  Other assets                                                                    52,743
----------------------------------------------------------------------------------------
         Total assets                                                       $442,738,353
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $    669,842
     Fund shares repurchased                                                   1,556,433
     Distributions                                                               199,606
     Trustee fees                                                                  1,340
  Swap collateral                                                                145,510
  Net unrealized depreciation on swap contracts                                  156,807
  Swap contracts, premiums received                                               82,052
  Due to affiliates                                                              118,380
  Accrued expenses                                                               125,099
----------------------------------------------------------------------------------------
         Total liabilities                                                  $  3,055,069
========================================================================================
NET ASSETS:
  Paid-in capital                                                           $483,688,351
  Undistributed net investment income                                          3,939,212
  Accumulated net realized loss on investments, foreign currency
     transactions, swap contracts and futures contracts                      (36,213,862)
  Net unrealized depreciation on investments                                 (11,556,247)
  Net unrealized depreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies          (17,363)
  Net unrealized depreciation on swap contracts                                 (156,807)
----------------------------------------------------------------------------------------
         Total net assets                                                   $439,683,284
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $65,879,207/7,087,597 shares)                           $       9.30
  Class C (based on $56,719,040/6,121,324 shares)                           $       9.27
  Class Y (based on $317,085,037/33,979,955 shares)                         $       9.33
MAXIMUM OFFERING PRICE:
  Class A ($9.30 (divided by) 95.5%)                                        $       9.74
========================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Statement of Operations (unaudited)

For the Six Months Ended 9/30/15

INVESTMENT INCOME:
   Interest                                                         $ 12,815,925
   Dividends                                                             346,192
------------------------------------------------------------------------------------------------
         Total investment income                                                    $ 13,162,117
------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                  $  1,765,706
   Transfer agent fees and expenses
      Class A                                                              6,916
      Class C                                                              3,608
      Class Y                                                              2,307
      Class Z*                                                                27
   Distribution fees
      Class A                                                            100,470
      Class C                                                            316,003
   Shareholder communications expense                                    239,495
   Administrative expense                                                 81,614
   Custodian fees                                                         48,247
   Registration fees                                                      64,426
   Professional fees                                                      36,296
   Printing expense                                                       14,681
   Fees and expenses of nonaffiliated Trustees                            12,815
   Pricing expense                                                        28,478
   Miscellaneous                                                          36,002
------------------------------------------------------------------------------------------------
      Total expenses                                                                $  2,757,091
      Less fees waived and expenses reimbursed by Pioneer
          Investment Management, Inc.                                                   (145,225)
------------------------------------------------------------------------------------------------
      Net expenses                                                                  $  2,611,866
------------------------------------------------------------------------------------------------
          Net investment income                                                     $ 10,550,251
------------------------------------------------------------------------------------------------
* Class Z shares converted to Class Y shares on August 7, 2015.

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                   $(10,146,793)
      Swap contracts                                                    (591,427)
      Futures contracts                                                  (77,067)
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies               83,807    $(10,731,480)
------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                   $ (7,437,575)
      Futures contracts                                                  349,068
      Swap contracts                                                   1,999,300
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies             (124,835)   $ (5,214,042)
------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments, futures
      contracts, swap contracts and foreign currency transactions                   $(15,945,522)
------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                             $ (5,395,271)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 55

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                9/30/15             Year Ended
                                                                (unaudited)         3/31/15
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $   10,550,251      $  27,983,787
Net realized loss on investments, futures contracts, swap
  contracts and foreign currency transactions                      (10,731,480)       (20,634,227)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts, and
  foreign currency transactions                                     (5,214,042)       (17,767,905)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
          from operations                                       $   (5,395,271)     $ (10,418,345)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.12 and $0.33 per share, respectively)         $   (1,017,988)     $  (4,962,455)
      Class C ($0.09 and $0.26 per share, respectively)               (574,547)        (2,322,800)
      Class Y ($0.14 and $0.36 per share, respectively)             (5,179,728)       (17,280,907)
      Class Z* ($0.09 and $0.33 per share, respectively)                (1,754)           (55,741)
-------------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $   (6,774,017)     $ (24,621,903)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $   39,749,747      $ 479,298,606
Reinvestment of distributions                                        5,499,605         20,074,632
Cost of shares repurchased                                        (153,954,143)      (555,768,538)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                $ (108,704,791)     $ (56,395,300)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets                                $ (120,874,079)     $ (91,435,548)
NET ASSETS:
Beginning of period                                                560,557,363        651,992,911
-------------------------------------------------------------------------------------------------
End of period                                                   $  439,683,284      $ 560,557,363
-------------------------------------------------------------------------------------------------
Undistributed net investment income                             $    3,939,212      $     162,978
=================================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------------
                                   Six Months    Six Months
                                   Ended         Ended
                                   9/30/15       9/30/15           Year Ended     Year Ended
                                   Shares        Amount            3/31/15        3/31/15
                                   (unaudited)   (unaudited)       Shares         Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                           815,748    $   7,688,805      10,733,797    $ 106,058,161
Reinvestment of distributions          99,556          942,161         469,156        4,575,600
Less shares repurchased            (3,515,780)     (33,286,421)    (17,713,478)    (172,921,032)
-----------------------------------------------------------------------------------------------
      Net decrease                 (2,600,476)   $ (24,655,455)     (6,510,525)   $ (62,287,271)
===============================================================================================
Class C
Shares sold                           221,214    $   2,088,918       2,714,172    $  26,737,821
Reinvestment of distributions          52,952          499,389         207,145        2,006,684
Less shares repurchased            (1,597,797)     (15,120,297)     (4,701,719)     (45,380,077)
-----------------------------------------------------------------------------------------------
      Net decrease                 (1,323,631)   $ (12,531,990)     (1,780,402)   $ (16,635,572)
===============================================================================================
Class Y
Shares sold                         3,144,045    $  29,968,477      34,889,481    $ 345,939,487
Reinvestment of distributions         427,086        4,056,469       1,377,859       13,442,959
Less shares repurchased           (11,073,993)    (105,359,124)    (34,372,056)    (332,894,266)
-----------------------------------------------------------------------------------------------
      Net increase
          (decrease)               (7,502,862)   $ (71,334,178)      1,895,284    $  26,488,180
===============================================================================================
Class Z*
Shares sold                               375    $       3,547          56,381    $     563,137
Reinvestment of distributions             168            1,586           4,946           49,389
Less shares repurchased               (20,094)        (188,301)       (457,902)      (4,573,163)
-----------------------------------------------------------------------------------------------
      Net decrease                    (19,551)   $    (183,168)       (396,575)   $  (3,960,637)
===============================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 57

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended         Year        Year        Year
                                                               9/30/15       Ended       Ended       Ended     4/29/11
                                                               (unaudited)   3/31/15     3/31/14     3/31/13   to 3/31/12
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $  9.54       $  9.94     $  10.04    $  9.63   $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.20       $  0.40     $   0.41    $  0.51   $  0.39
   Net realized and unrealized gain (loss) on investments        (0.32)        (0.47)       (0.12)      0.45     (0.36)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ (0.12)      $ (0.07)    $   0.29    $  0.96   $  0.03
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.12)      $ (0.33)    $  (0.37)   $ (0.55)  $ (0.40)
   Net realized gain                                                --            --        (0.02)        --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.12)      $ (0.33)    $  (0.39)   $ (0.55)  $ (0.40)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.24)      $ (0.40)    $  (0.09)   $  0.41   $ (0.37)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.30       $  9.54     $   9.94    $ 10.04   $  9.63
==========================================================================================================================
Total return*                                                    (1.27)%       (0.71)%       2.95%     10.24%     0.38%(a)
Ratio of net expenses to average net assets                       1.17%**       1.14%        1.19%      1.20%     1.20%**
Ratio of net investment income (loss) to average net assets       4.04%**       3.76%        3.89%      5.05%     4.87%**
Portfolio turnover rate                                             35%**         81%          95%        30%       17%
Net assets, end of period (in thousands)                       $65,879       $92,376     $161,097    $47,233   $ 7,365
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.17%**       1.14%        1.19%      1.48%     1.66%**
   Net investment income (loss) to average net assets             4.04%**       3.76%        3.89%      4.77%     4.41%**
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

-------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended         Year        Year      Year
                                                               9/30/15       Ended       Ended     Ended     4/29/11
                                                               (unaudited)   3/31/15     3/31/14   3/31/13   to 3/31/12
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  9.51       $  9.92     $ 10.02   $  9.61   $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.16       $  0.31     $  0.34   $  0.44   $  0.34
   Net realized and unrealized gain (loss) on investments        (0.31)        (0.46)      (0.13)     0.45     (0.40)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ (0.15)      $ (0.15)    $  0.21   $  0.89   $ (0.06)
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.09)      $ (0.26)    $ (0.29)  $ (0.48)  $ (0.33)
   Net realized gain                                                --            --       (0.02)       --        --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.09)      $ (0.26)    $ (0.31)  $ (0.48)  $ (0.33)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.24)      $ (0.41)    $ (0.10)  $  0.41   $ (0.39)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.27       $  9.51     $  9.92   $ 10.02   $  9.61
=========================================================================================================================
Total return*                                                    (1.63)%       (1.58)%      2.19%     9.44%    (0.47)%(a)
Ratio of net expenses to average net assets                       1.93%**       1.90%       1.93%     1.95%     1.98%**
Ratio of net investment income (loss) to average net assets       3.30%**       3.04%       3.18%     4.29%     4.07%**
Portfolio turnover rate                                             35%**         81%         95%       30%       17%
Net assets, end of period (in thousands)                       $56,719       $70,793     $91,491   $28,796   $ 4,501
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.93%**       1.90%       1.93%     2.23%     2.46%**
   Net investment income (loss) to average net assets             3.30%**       3.04%       3.18%     4.01%     3.59%**
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 59

--------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended          Year        Year       Year
                                                              9/30/15        Ended       Ended      Ended      4/29/11
                                                              (unaudited)    3/31/15     3/31/14    3/31/13    to 3/31/12
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   9.58       $   9.98    $  10.08   $   9.66   $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.22       $   0.41    $   0.44   $   0.55   $  0.42
   Net realized and unrealized gain (loss) on investments        (0.33)      $  (0.45)      (0.12)      0.45     (0.34)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.11)      $  (0.04)   $   0.32   $   1.00   $  0.08
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.14)      $  (0.36)   $  (0.40)  $  (0.58)  $ (0.42)
   Net realized gain                                                --             --       (0.02)        --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.14)      $  (0.36)   $  (0.42)  $  (0.58)  $ (0.42)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.25)      $  (0.40)   $  (0.10)  $   0.42   $ (0.34)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.33       $   9.58    $   9.98   $  10.08   $  9.66
==========================================================================================================================
Total return*                                                    (1.20)%        (0.43)%      3.24%     10.69%     0.95%(a)
Ratio of net expenses to average net assets                       0.85%**        0.85%       0.85%      0.85%     0.85%**
Ratio of net investment income (loss) to average net assets       4.37%**        4.10%       4.24%      5.52%     5.48%**
Portfolio turnover rate                                             35%**          81%         95%        30%       17%
Net assets, end of period (in thousands)                      $317,085       $397,203    $395,245   $131,013   $41,606
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.93%**        0.93%       0.97%      1.21%     1.30%**
   Net investment income (loss) to average net assets             4.29%**        4.02%       4.12%      5.16%     5.03%**
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not annualized.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Notes to Financial Statements |9/30/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (formerly known as Pioneer Absolute Return Credit
Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares commenced operations on April 29, 2011. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 61 securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Shares of money market mutual funds are valued at such funds' net asset value. Event- linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value method or techniques to provide an estimated value of the instrument. Cash may include overnight time deposits at approved financial institutions.

     Securities or senior loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     At September 30, 2015, there were eight securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker dealers or using a third party insurance industry pricing model) representing 0.2% of net assets.

62 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/- amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 63

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2015, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to share-owners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2015 was as follows:

     --------------------------------------------------------------------------------
                                                                                 2015
     --------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                      $24,621,903
     --------------------------------------------------------------------------------
      Total                                                               $24,621,903
     --------------------------------------------------------------------------------

     The following shows components of distributable earnings on a federal income tax basis at March 31, 2015.

     --------------------------------------------------------------------------------
                                                                                 2015
     --------------------------------------------------------------------------------
     Undistributed ordinary income                                    $       299,325
     Capital loss carryforward                                            (25,870,315)
     Dividend Payable                                                        (247,626)
     Unrealized depreciation                                               (6,017,163)
     --------------------------------------------------------------------------------
     Total                                                            $   (31,835,779)
     --------------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency, option and futures contracts, and adjustments relating to interest accruals on preferred stock and defaulted bonds.

64 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $4,099 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2015.

G.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 65 actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities ("ILS"). The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments which also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

I.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the

66 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 changes in value of the underlying securities. The average value of contracts open during the six months ended September 30, 2015 was $(35,014,717). There were no open futures contracts outstanding at September 30, 2015.

J.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

K.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 67

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at September 30, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended September 30, 2015 was $(6,639,143).

L.   Purchased Options

     The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are

68 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the six months ended September 30, 2015 was $44,911. There were no open purchased options outstanding at September 30, 2015.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the six months ended September 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85% of the average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the six months ended September 30, 2015 are reflected on the Statement of Operations. This expense limitation is in effect through August 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,502 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2015.

3. Transfer Agent

Prior to November 2, 2015, PIMSS, a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 69

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2015, such out-of-pocket expenses by class of shares were as follows:

-------------------------------------------------------------------------------
Shareholder Communications:
-------------------------------------------------------------------------------
Class A                                                                $ 29,461
Class C                                                                  27,047
Class Y                                                                 182,857
Class Z                                                                     130
-------------------------------------------------------------------------------
  Total                                                                $239,495
===============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $97,874 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2015.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,004 in distribution fees payable to PFD at September 30, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2015, CDSCs in the amount of $4,432 were paid to PFD.

70 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2015 was $(1,475,998).

As of September 30, 2015, outstanding forward foreign currency contracts were as follows:

---------------------------------------------------------------------------------------------
                                        In                                       Net
Currency                    Currency    Exchange                     Settlement  Unrealized
Sold             Deliver    Purchased   for         Counterparty     Date        Appreciation
---------------------------------------------------------------------------------------------

GBP (British     (227,167)  USD         347,772     Citibank         11/3/15     $4,394
 Pound Sterling)
EUR (Euro)       (199,821)  USD         223,831     Brown Brothers   10/23/15       670
                                                    Harriman And Co.
---------------------------------------------------------------------------------------------
Total                                                                            $5,064
=============================================================================================

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 71 payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counter-party is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral" or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2015.

---------------------------------------------------------------------------------------------------
                      Derivative Assets   Derivatives     Non-Cash     Cash           Net Amount
                      Subject to Master   Available for   Collateral   Collateral     of Derivative
Counterparty          Netting Agreement   Offset          Received (a) Received (a)   Assets (b)
---------------------------------------------------------------------------------------------------
JP Morgan             $31,535             $     --        $     --     $ (31,535)     $      --
Morgan Stanley             --                   --              --            --             --
 Capital Services
 LLC
Citibank                4,394                   --              --            --          4,394
Brown Brothers
 Harriman and Co.         670                   --              --            --            670
---------------------------------------------------------------------------------------------------
                      $36,599             $     --        $     --     $ (31,535)     $   5,064
===================================================================================================

--------------------------------------------------------------------------------------------------------
                      Derivative Liabilities   Derivatives     Non-Cash      Cash          Net Amount
                      Subject to Master        Available for   Collateral    Collateral    of Derivative
Counterparty          Netting Agreement        Offset          Pledged (a)   Pledged (a)   Assets (c)
--------------------------------------------------------------------------------------------------------
JP Morgan             $         --             $    --         $    --       $146,253      $146,253
Morgan Stanley             188,342                  --              --             --       188,342
 Capital Services
 LLC
Citibank                        --                  --              --             --            --
Brown Brothers
 Harriman and Co.               --                  --              --             --            --
--------------------------------------------------------------------------------------------------------
                      $    188,342             $    --         $    --       $146,253      $334,595
========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

72 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2015 was as follows:

----------------------------------------------------------------------------------------------------------
Statement of Assets and            Interest        Credit        Foreign Exchange   Equity       Commodity
Liabilities Caption                Rate Risk       Risk          Rate Risk          Risk         Risk
----------------------------------------------------------------------------------------------------------
Assets
 Net unrealized appreciation
 of forward foreign
 currency contracts                       --             --         5,064               --              --
----------------------------------------------------------------------------------------------------------
 Total Value                              --             --         5,064               --              --
Liabilities
 Net unrealized depreciation
 on swap contracts                        --       (156,807)           --               --              --
----------------------------------------------------------------------------------------------------------
 Total Value                              --       (156,807)           --               --              --
==========================================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1I). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 73

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2015 was as follows:

----------------------------------------------------------------------------------------------
Statement of Operations        Interest   Rate Credit   Foreign Exchange   Equity   Commodity
Caption                        Risk       Risk          Rate Risk          Risk     Risk
----------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts                     --     (591,427)          --               --           --
 Futures contracts             (77,067)          --           --               --           --
 Forward foreign currency
 contracts and other assets
 and liabilities denominated
 in foreign currencies              --           --       29,805               --           --
----------------------------------------------------------------------------------------------
 Total Value                   (77,067)    (591,427)      29,805               --           --
==============================================================================================
Change in net unrealized
appreciation
(depreciation) on
  Swap contracts                    --    1,999,300           --               --           --
  Futures contracts            349,068
  Forward foreign currency
  contracts and other assets
  and liabilities denominated
in foreign currencies               --           --     (102,720)              --           --
----------------------------------------------------------------------------------------------
  Total Value                  349,068    1,999,300     (102,720)              --           --
==============================================================================================

9. Bridge Loan Commitments

As of September 30, 2015, the Fund had one bridge loan commitment of $1,015,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:

-------------------------------------------------------------------------------------
                                                                         Unrealized
Loan                           Principal     Cost          Value         Appreciation
-------------------------------------------------------------------------------------
Charter Communications         1,015,000     $1,015,000    $1,015,000    $  --
Operating Co.,
Bridge Loan
-------------------------------------------------------------------------------------
Total                                                                    $  --
=====================================================================================

10. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015 was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the

74 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2015, the Fund had no borrowings under the credit facility.

11. Conversion of Class Z shares

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Pioneer funds were converted to Class Y shares.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 75

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with the Adviser to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

76 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Dynamic Credit Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 77

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that the Fund's performance, when considered in connection with the various other factors, was consistent with the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

78 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 79

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct

80 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 81

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                         Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

82 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

                           This page for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15 83

                           This page for your notes.

84 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 25266-04-1115

                                Pioneer Fundamental
                                Growth Fund

--------------------------------------------------------------------------------
                                Semiannual Report | September 30, 2015
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A     PIGFX
                                Class C     FUNCX
                                Class K     PFGKX
                                Class R     PFGRX
                                Class Y     FUNYX

                               [LOGO] PIONEER
                                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         22

Notes to Financial Statements                                                31

Approval of Investment Advisory Agreement                                    39

Trustees, Officers and Service Providers                                     44

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of heightened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 3

Portfolio Management Discussion | 9/30/15

The U.S stock market grew volatile in the latter weeks of the six-month period ended September 30, 2015, as investors became concerned about the possibility that weakness in the global economy could become a drag on the domestic economy. Led by sharp declines in energy, materials and industrials stocks, most stock market averages declined for the full six-month period. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the six months. Mr. Acheson and Mr. Cloonan, both senior vice presidents and portfolio managers at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2015?

A Pioneer Fundamental Growth Fund's Class A shares returned -3.31% at net asset value during the six-month period ended September 30, 2015, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell index), returned -5.18%. During the same period, the average return of the 686 mutual funds in Lipper's Large Cap Growth Funds category was -5.71%, and the average return of the 1,716 mutual funds in Morningstar's Large Growth Funds category was -6.23%.

Q How would you describe the investment environment for domestic stocks during the six-month period ended September 30, 2015?

A The backdrop for investing in U.S. stocks remained favorable as the period began in April 2015, with most sectors continuing to appreciate. However, growing concerns among investors that market volatility could increase led to a sharp correction in equity prices, beginning in August, when stock market indices began tumbling.

     The initial catalyst for the change in the market's direction was the announcement by the Chinese government that it was devaluing the Chinese currency, the yuan. While the announcement itself might not have been considered very significant, it proved to have a more major impact on world markets, including the U.S. market, for several reasons.

     First of all, it marked the first change in the value of the yuan outside of its trading band on world currency markets in several years, and it triggered a wider re-appraisal of the relative values of assets. Second, it accelerated the pace of declines in the values of the already devaluating currencies of many Latin American and Asian countries. Third, together with falling prices of

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 commodities, most notably oil and raw materials, the yuan devaluation raised concerns that commodity-dependent countries and industries would have less access to the credit and equity markets.

     Close on the heels of the Chinese announcement, the Greek sovereign-debt problem re-surfaced and once again focused attention on economic conditions in Europe. Although the European economy had appeared to be improving, concerns grew about how Germany and other exporting nations would be affected by weakening demand from China and the emerging markets.

     The U.S. economy appeared to be the strongest over the period, as gross domestic product (GDP) growth had accelerated to an annual 3.7% rate in the second calendar quarter. In addition, steady new-job creation and a reviving housing industry led to growing consumer confidence, which particularly benefited domestically oriented companies. However, the energy and materials sectors felt the effects of falling commodity prices. That, in turn, weakened demand in the industrials sector. Problems in those sectors, combined with fears of potential contagion effects of the global economic weakening on the United States, led to the increased volatility in the domestic equity market.

     The consumer discretionary sector, which is more oriented to domestic than to global economic issues, was the only Russell Index sector to produce positive results for the six-month period. All other sectors in the Russell Index posted negative returns, with energy, materials and industrials stocks the weakest performers.

Q What were the principal factors affecting the Fund's performance relative to the benchmark Russell Index during the six-month period ended September 30, 2015?

A The Fund's absolute return was negative over the period, which was disappointing, but benchmark-relative returns were positive. The Fund's benchmark-relative outperformance was driven by stock selection, which was strong in every sector versus the Russell Index. Sector allocation results, on the other hand, were a negative factor in the Fund's benchmark-relative performance, but not enough to offset the positive effects of security selection.

     Our traditional emphasis on allocating the portfolio's assets among stocks of what we view as higher-quality companies with strong balance sheets and sustainable business models proved to be an advantage for the Fund during a difficult period for equities in general. That was especially true in the latter months of the six-month period, when the market became more volatile and increasing numbers of investors sought out higher-quality equities.

     Stock selection results relative to the benchmark were particularly good for the Fund in the consumer discretionary and information technology sectors. In consumer discretionary, the top-performing holding in the

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 5 portfolio was coffee chain Starbucks. Although it has become a global company, Starbucks remains most heavily dependent on the domestic economy, where it has successfully grown its same-shop revenues as it has expanded both its beverage and food offerings.

     In information technology, two strong performers in the portfolio during the period were software company Microsoft and financial transaction processor MasterCard. Microsoft, after performing poorly early in 2015, rebounded as investors were buoyed by the belief that the company's new Windows 10 computer operating system would help it recover from the lingering effects of the disappointing Windows 8 system rollout. MasterCard, a high-quality company with predictable growth dynamics, produced solid performance over the six-month period as it benefited from the increased use of credit- and debit-card transactions in place of check-writing and cash transactions.

     Among other sectors, while the last six months were a weak period for most industrials stocks, the Fund's position in Precision Castparts performed well as the company's share price regained some of its lost value, a turnaround owing in part to its pending acquisition by Berkshire Hathaway, the firm headed by renowned investor Warren Buffet. Also, the Fund's position in tobacco company Reynolds American, a relatively recent addition to the portfolio in the consumer staples sector, produced strong results over the period. We had initiated a position in Reynolds American even before it had completed its acquisition of Lorillard, another tobacco company that was an existing Fund holding. We think the tobacco industry as a whole has stabilized after experiencing some sales declines and we feel that consolidation within the group will lead to greater efficiencies and increased pricing power.

     On the negative side, with the exception of Precision Castparts, several of the Fund's other holdings in the industrials sector were notable detractors from benchmark-relative performance during the period, including shares of United Technologies, 3M and Cummins. All three companies saw demand for their products slow because of slumping global economic activity. The effects were exacerbated by the weakening currencies of many emerging markets nations, which eroded the value of the companies' sales in those countries. In addition, while the Fund's overall selection results in the information technology sector were positive over the six months, the portfolio's position in Qualcomm proved to be a noteworthy exception, as the company's semiconductor chip design business felt the effects of increased competition and greater pricing pressures. In consumer discretionary, despite good overall benchmark-relative performance in the sector, the Fund's position in media company Time Warner was a detractor from relative returns. As new competition for advertising spending surfaced

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 from internet-based content providers and social media websites, investors became concerned about the effects those new advertising options would have on the revenues of traditional media platforms like Time Warner's. However, we believe the trends have been evolving over a period of years, which has afforded companies such as Time Warner time to adapt. Meanwhile, Time Warner's media content properties, including Warner Brothers Studios and its sports networks, are proving to be highly successful.

Q What noteworthy changes did you make in the Fund's portfolio during the six-month period ended September 30, 2015?

A The most notable change was our decision in September to liquidate the Fund's position in Praxair, a materials company specializing in producing gases for industrial uses. The company's performance was hurt by its emerging markets exposure, particularly in Brazil, where the economy has entered into a severe recession.

Q Did the Fund have any exposure to derivative securities during the six-month period ended September 30, 2015?

A No, the Fund had no investments in any derivative securities during the period.

Q    What is your investment outlook?

A While the domestic equity market has entered a more volatile period -- which we predicted in the Fund's last report six months ago -- we think there remains the potential for equities to produce positive results over the next 12 months, despite the many uncertainties which exist.

     We believe diverging monetary policies of central banks around the globe -- that is, expected tightening actions by the U.S. Federal Reserve System while other central banks are becoming more accommodative -- are likely to create more imbalances in world currency markets. In the wake of the market correction that began in August, most investors have become more bearish and have positioned their portfolios somewhat defensively in order to protect against the possibility that the global economic slowdown may lead to less growth in the United States.

     Despite the obvious dangers presented by slowing growth in China and the emerging markets in general, mounting credit problems in Brazil and threats of economic disruption because of violence in the Middle East, we think investors have become too pessimistic. We believe threats to the Chinese economy have been overstated, and that prospects for a re-acceleration of economic growth in China have improved.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 7

     Domestically, corporate earnings growth is relatively low, in part because of the challenges faced by companies selling to overseas markets. However, U.S. growth trends, including improvements in new-job creation and a reviving housing industry, appear sustainable, and we believe the economic expansion will continue. While cheaper commodity prices may have hurt companies in some sectors, like energy, they can have a beneficial impact on consumer spending while also lending support to the profit margins of companies in other sectors by lowering their energy and input costs.

     We continue to believe that our traditional emphasis on purchasing shares of what we view as higher-quality, financially strong companies has the Fund's portfolio well positioned for an uncertain, volatile market environment. As always, we have emphasized owning companies with solid balance sheets and the ability to generate sustained, high returns on incremental capital. We think these types of investments are especially well suited for periods of market stress.

Please refer to the Schedule of Investments on pages 18-21 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Portfolio Summary | 9/30/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         97.2%
International Common Stocks                                                 2.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     26.8%
Consumer Discretionary                                                     20.2%
Health Care                                                                19.9%
Consumer Staples                                                           13.4%
Industrials                                                                 9.5%
Materials                                                                   4.0%
Financials                                                                  3.3%
Energy                                                                      2.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Apple, Inc.                                                          5.84%
--------------------------------------------------------------------------------
 2.   Microsoft Corp.                                                      4.78
--------------------------------------------------------------------------------
 3.   MasterCard, Inc.                                                     4.49
--------------------------------------------------------------------------------
 4.   The Home Depot, Inc.                                                 4.26
--------------------------------------------------------------------------------
 5.   CVS Health Corp.                                                     3.95
--------------------------------------------------------------------------------
 6.   Gilead Sciences, Inc.                                                3.74
--------------------------------------------------------------------------------
 7.   The Walt Disney Co.                                                  3.73
--------------------------------------------------------------------------------
 8.   Starbucks Corp.                                                      3.67
--------------------------------------------------------------------------------
 9.   Celgene Corp.                                                        3.58
--------------------------------------------------------------------------------
10.   Thermo Fisher Scientific, Inc.                                       3.30
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 9

Prices and Distributions | 9/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     9/30/15                        3/31/15
--------------------------------------------------------------------------------
           A                        $18.43                         $19.06
--------------------------------------------------------------------------------
           C                        $17.16                         $17.81
--------------------------------------------------------------------------------
           K                        $18.46                         $19.05
--------------------------------------------------------------------------------
           R                        $18.21                         $18.86
--------------------------------------------------------------------------------
           Y                        $18.59                         $19.20
--------------------------------------------------------------------------------

Distributions per Share: 4/1/15-9/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
         Class          Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A                $-                $-                   $-
--------------------------------------------------------------------------------
           C                $-                $-                   $-
--------------------------------------------------------------------------------
           K                $-                $-                   $-
--------------------------------------------------------------------------------
           R                $-                $-                   $-
--------------------------------------------------------------------------------
           Y                $-                $-                   $-
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Performance Update | 9/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                             Net         Public           Russell
                             Asset       Offering         1000
                             Value       Price            Growth
Period                       (NAV)       (POP)            Index
--------------------------------------------------------------------------------
10 Years                      8.36%       7.72%            8.09%
--------------------------------------------------------------------------------
5 Years                      14.77       13.42            14.47
--------------------------------------------------------------------------------
1 Year                        5.31       -0.76             3.17%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                   Gross          Net
--------------------------------------------------------------------------------
                   1.13%          1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Fundamental          Russell 1000
                            Growth Fund                  Growth Index
9/05                        $ 9,425                      $10,000
9/06                        $ 9,854                      $10,604
9/07                        $11,474                      $12,656
9/08                        $ 9,677                      $10,013
9/09                        $ 9,738                      $ 9,828
9/10                        $10,567                      $11,071
9/11                        $11,138                      $11,490
9/12                        $14,352                      $14,843
9/13                        $16,712                      $17,704
9/14                        $19,982                      $21,094
9/15                        $21,043                      $21,764

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 11

Performance Update | 9/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                                       Russell
                                                       1000
                             If         If             Growth
Period                       Held       Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                   7.44%       7.44%          7.72%
5 Years                     13.92       13.92          14.47
1 Year                       4.60        4.60           3.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                           Pioneer Fundamental         Russell 1000
                           Growth Fund                 Growth Index
12/05                      $10,000                     $10,000
9/06                       $10,331                     $10,297
9/07                       $11,936                     $12,290
9/08                       $ 9,978                     $ 9,724
9/09                       $ 9,963                     $ 9,544
9/10                       $10,719                     $10,751
9/11                       $11,217                     $11,158
9/12                       $14,335                     $14,414
9/13                       $16,572                     $17,192
9/14                       $19,665                     $20,484
9/15                       $20,569                     $21,134

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Performance Update | 9/30/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                      Net           Russell
                      Asset         1000
                      Value         Growth
Period                (NAV)         Index
--------------------------------------------------------------------------------
10 Years               8.49%         8.09%
5 Years               15.03         14.47
1 Year                 5.81          3.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Fundamental           Russell 1000
                  Growth Fund                   Growth Index
9/05              $10,000                       $10,000
9/06              $10,453                       $10,604
9/07              $12,172                       $12,656
9/08              $10,266                       $10,013
9/09              $10,330                       $ 9,828
9/10              $11,210                       $11,071
9/11              $11,816                       $11,490
9/12              $15,225                       $14,843
9/13              $17,789                       $17,704
9/14              $21,342                       $21,094
9/15              $22,581                       $21,764

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 13

Performance Update | 9/30/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                         Net           Russell
                         Asset         1000
                         Value         Growth
Period                   (NAV)         Index
--------------------------------------------------------------------------------
10 Years                  8.25%         8.09%
5 Years                  14.54         14.47
1 Year                    4.98          3.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                   Gross         Net
--------------------------------------------------------------------------------
                   1.52%         1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Fundamental           Russell 1000
                        Growth Fund                   Growth Index
9/05                    $10,000                       $10,000
9/06                    $10,453                       $10,604
9/07                    $12,172                       $12,656
9/08                    $10,266                       $10,013
9/09                    $10,330                       $ 9,828
9/10                    $11,210                       $11,071
9/11                    $11,816                       $11,490
9/12                    $15,202                       $14,843
9/13                    $17,651                       $17,704
9/14                    $21,047                       $21,094
9/15                    $22,096                       $21,764

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2016, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Performance Update | 9/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                          Net           Russell
                          Asset         1000
                          Value         Growth
Period                    (NAV)         Index
--------------------------------------------------------------------------------
10 Years                   8.61%         8.09%
5 Years                   15.17         14.47
1 Year                     5.66          3.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Fundamental         Russell 1000
                  Growth Fund                 Growth Index
9/05              $ 5,000,000                 $ 5,000,000
9/06              $ 5,226,479                 $ 5,301,791
9/07              $ 6,085,873                 $ 6,327,905
9/08              $ 5,132,803                 $ 5,006,740
9/09              $ 5,180,007                 $ 4,913,965
9/10              $ 5,635,728                 $ 5,535,666
9/11              $ 5,973,980                 $ 5,744,825
9/12              $ 7,720,604                 $ 7,421,634
9/13              $ 9,014,671                 $ 8,852,130
9/14              $10,807,791                 $10,547,098
9/15              $11,419,999                 $10,881,803

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2015 through September 30, 2015.

----------------------------------------------------------------------------------
Share Class                 A           C           K           R           Y
----------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00   $ 1,000.00
Value on 4/1/15
----------------------------------------------------------------------------------
Ending Account          $  966.90   $  963.50   $  969,00   $  965.50   $   968.20
Value (after expenses)
on 9/30/15
----------------------------------------------------------------------------------
Expenses Paid           $    5.37   $    8.76   $    3.31   $    6.90   $     3.90
During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.78%, 0.67%, 1.40% and 0.79% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2015 through September 30, 2015.

--------------------------------------------------------------------------------
Share Class                   A           C          K          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 4/1/15
--------------------------------------------------------------------------------
Ending Account            $1,019.60   $1,016.14  $1,021.71  $1,018.05  $1,021.11
Value (after expenses)
on 9/30/15
--------------------------------------------------------------------------------
Expenses Paid             $    5.52   $    9.00  $    3.40  $    7.08  $    4.00
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, 1.78%, 0.67%, 1.40% and 0.79% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 17

Schedule of Investments | 9/30/15 (unaudited)

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      COMMON STOCKS -- 97.7%
                      ENERGY -- 2.9%
                      Oil & Gas Equipment & Services -- 2.0%
     768,958          Schlumberger, Ltd.                                     $   53,035,033
-------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 0.9%
   1,138,729          Cabot Oil & Gas Corp.                                  $   24,892,616
                                                                             --------------
                      Total Energy                                           $   77,927,649
-------------------------------------------------------------------------------------------
                      MATERIALS -- 4.0%
                      Fertilizers & Agricultural Chemicals -- 0.9%
     266,484          Monsanto Co.                                           $   22,741,745
-------------------------------------------------------------------------------------------
                      Specialty Chemicals -- 3.1%
     445,828          Ecolab, Inc.                                           $   48,916,248
     324,450          International Flavors & Fragrances, Inc.                   33,502,707
                                                                             --------------
                                                                             $   82,418,955
                                                                             --------------
                      Total Materials                                        $  105,160,700
-------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 7.7%
                      Aerospace & Defense -- 3.3%
     200,049          Precision Castparts Corp.                              $   45,953,256
     473,145          United Technologies Corp.                                  42,105,174
                                                                             --------------
                                                                             $   88,058,430
-------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 3.1%
     590,639          3M Co.                                                 $   83,734,891
-------------------------------------------------------------------------------------------
                      Construction & Farm Machinery & Heavy Trucks -- 1.3%
     311,747          Cummins, Inc.                                          $   33,849,489
                                                                             --------------
                      Total Capital Goods                                    $  205,642,810
-------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 1.6%
                      Air Freight & Logistics -- 1.6%
     442,906          United Parcel Service, Inc. (Class B)                  $   43,710,393
                                                                             --------------
                      Total Transportation                                   $   43,710,393
-------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 1.6%
                      Footwear -- 1.6%
     351,993          NIKE, Inc. (Class B)                                   $   43,284,579
                                                                             --------------
                      Total Consumer Durables & Apparel                      $   43,284,579
-------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 3.6%
                      Restaurants -- 3.6%
   1,677,171          Starbucks Corp.                                        $   95,330,400
                                                                             --------------
                      Total Consumer Services                                $   95,330,400
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      MEDIA -- 6.0%
                      Movies & Entertainment -- 6.0%
     947,201          The Walt Disney Co.                                    $   96,803,942
     907,471          Time Warner, Inc.                                          62,388,631
                                                                             --------------
                                                                             $  159,192,573
                                                                             --------------
                      Total Media                                            $  159,192,573
-------------------------------------------------------------------------------------------
                      RETAILING -- 8.6%
                      Apparel Retail -- 2.7%
   1,464,786          Ross Stores, Inc.                                      $   70,998,177
-------------------------------------------------------------------------------------------
                      Home Improvement Retail -- 4.1%
     957,886          The Home Depot, Inc.                                   $  110,626,254
-------------------------------------------------------------------------------------------
                      Automotive Retail -- 1.8%
     191,376          O'Reilly Automotive, Inc.*                             $   47,844,000
                                                                             --------------
                      Total Retailing                                        $  229,468,431
-------------------------------------------------------------------------------------------
                      FOOD & STAPLES RETAILING -- 3.9%
                      Drug Retail -- 3.9%
   1,062,335          CVS Health Corp.                                       $  102,494,081
                                                                             --------------
                      Total Food & Staples Retailing                         $  102,494,081
-------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 6.1%
                      Soft Drinks -- 3.2%
     889,216          PepsiCo., Inc.                                         $   83,853,069
-------------------------------------------------------------------------------------------
                      Tobacco -- 2.9%
   1,758,267          Reynolds American, Inc.                                $   77,838,480
                                                                             --------------
                      Total Food, Beverage & Tobacco                         $  161,691,549
-------------------------------------------------------------------------------------------
                      HOUSEHOLD & PERSONAL PRODUCTS -- 3.2%
                      Household Products -- 2.0%
     842,941          Colgate-Palmolive Co.                                  $   53,493,036
-------------------------------------------------------------------------------------------
                      Personal Products -- 1.2%
     401,046          The Estee Lauder Companies, Inc.                       $   32,356,391
                                                                             --------------
                      Total Household & Personal Products                    $   85,849,427
-------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 4.2%
                      Health Care Equipment -- 2.0%
     799,011          Medtronic PLC                                          $   53,485,796
-------------------------------------------------------------------------------------------
                      Health Care Services -- 2.2%
     715,302          Express Scripts Holding Co.*                           $   57,910,850
                                                                             --------------
                      Total Health Care Equipment & Services                 $  111,396,646
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 19

-------------------------------------------------------------------------------------------
 Shares                                                                      Value
-------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                      SCIENCES -- 15.3%
                      Biotechnology -- 7.8%
     860,327          Celgene Corp.*                                         $   93,061,572
     989,465          Gilead Sciences, Inc.*                                     97,155,568
     158,207          Vertex Pharmaceuticals, Inc.*                              16,475,677
                                                                             --------------
                                                                             $  206,692,817
-------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 4.3%
     262,737          Allergan plc                                           $   71,414,544
     453,753          Johnson & Johnson                                          42,357,843
                                                                             --------------
                                                                             $  113,772,387
-------------------------------------------------------------------------------------------
                      Life Sciences Tools & Services -- 3.2%
     701,062          Thermo Fisher Scientific, Inc.                         $   85,725,861
                                                                             --------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences   $  406,191,065
-------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 2.8%
                      Specialized Finance -- 2.8%
     315,990          Intercontinental Exchange, Inc.                        $   74,254,490
                                                                             --------------
                      Total Diversified Financials                           $   74,254,490
-------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 16.2%
                      Internet Software & Services -- 5.7%
     120,934          Google, Inc. (Class A)*                                $   77,200,638
     120,814          Google, Inc. (Class C)                                     73,505,654
                                                                             --------------
                                                                             $  150,706,292
-------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- 1.4%
     607,565          Cognizant Technology Solutions Corp.*                  $   38,039,645
-------------------------------------------------------------------------------------------
                      Data Processing & Outsourced Services -- 4.4%
   1,294,752          MasterCard, Inc.                                       $  116,683,050
-------------------------------------------------------------------------------------------
                      Systems Software -- 4.7%
   2,808,063          Microsoft Corp.                                        $  124,284,868
                                                                             --------------
                      Total Software & Services                              $  429,713,855
-------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 8.9%
                      Communications Equipment -- 1.3%
     644,702          Qualcomm, Inc.                                         $   34,639,838
-------------------------------------------------------------------------------------------
                      Computer Storage & Peripherals -- 7.6%
   1,374,645          Apple, Inc.                                            $  151,623,344
   2,135,644          EMC Corp.                                                  51,597,159
                                                                             --------------
                                                                             $  203,220,503
                                                                             --------------
                      Total Technology Hardware & Equipment                  $  237,860,341
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

-------------------------------------------------------------------------------------------
 Shares                                                                      Value
-------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
                      Semiconductors -- 1.1%
     509,847          Analog Devices, Inc.                                   $   28,760,470
                                                                             --------------
                      Total Semiconductors & Semiconductor Equipment         $   28,760,470
-------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $2,080,215,634)                                  $2,597,929,459
-------------------------------------------------------------------------------------------
                      TOTAL INVESTMENT IN SECURITIES -- 97.7%
                      (Cost $2,080,215,634) (a)                              $2,597,929,459
-------------------------------------------------------------------------------------------
                      OTHER ASSETS & LIABILITIES -- 2.3%                     $   61,278,887
-------------------------------------------------------------------------------------------
                      TOTAL NET ASSETS -- 100.0%                             $2,659,208,346
===========================================================================================

*     Non-income producing security.

(a) At September 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $2,081,794,080 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                             $  574,683,609
      Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                (58,548,230)
                                                                             --------------
      Net unrealized appreciation                                            $  516,135,379
                                                                             ==============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2015 aggregated $470,324,820 and $94,487,990, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2015, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                          Level 1             Level 2   Level 3   Total
--------------------------------------------------------------------------------
Common Stocks             $2,597,929,459      $--       $--       $2,597,929,459
--------------------------------------------------------------------------------
Total                     $2,597,929,459      $--       $--       $2,597,929,459
--------------------------------------------------------------------------------

During the six months ended September 30, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 21

Statement of Assets and Liabilities | 9/30/15 (unaudited)

ASSETS:
  Investment in securities (cost $2,080,215,634)                  $2,597,929,459
  Cash                                                                82,688,121
  Receivables --
     Investment securities sold                                        1,669,995
     Fund shares sold                                                  7,300,149
     Dividends                                                         2,045,247
     Due to Pioneer Investment Management, Inc.                           63,017
  Other Assets                                                           114,492
--------------------------------------------------------------------------------
        Total assets                                              $2,691,810,480
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                              $   27,293,653
     Fund shares repurchased                                           4,516,159
  Due to affiliates                                                      691,405
  Accrued expenses                                                       100,917
--------------------------------------------------------------------------------
        Total liabilities                                         $   32,602,134
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                 $2,020,556,950
  Undistributed net investment income                                  9,248,491
  Accumulated net realized gain on investments                       111,689,080
  Net unrealized appreciation on investments                         517,713,825
--------------------------------------------------------------------------------
        Total net assets                                          $2,659,208,346
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $816,533,867/44,309,083 shares)               $        18.43
  Class C (based on $264,003,821/15,386,353 shares)               $        17.16
  Class K (based on $104,266,242/5,648,697 shares)                $        18.46
  Class R (based on $45,590,012/2,503,562 shares)                 $        18.21
  Class Y (based on $1,428,814,404/76,864,815 shares)             $        18.59
MAXIMUM OFFERING PRICE:
  Class A ($18.43 (divided by) 94.25%)                            $        19.55
================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Statement of Operations (unaudited)

For the Six Months Ended 9/30/15

INVESTMENT INCOME:
   Dividends                                                     $    19,519,232
   Interest                                                               12,269
--------------------------------------------------------------------------------------------------
         Total investment income                                                   $    19,531,501
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $     8,203,058
  Transfer agent fees
     Class A                                                             132,659
     Class C                                                              22,546
     Class K                                                                  27
     Class R                                                               5,381
     Class Y                                                               5,246
     Class Z*                                                                251
  Distribution fees
     Class A                                                           1,034,797
     Class C                                                           1,312,390
     Class R                                                             104,406
  Shareholder communications expense                                   1,715,420
  Administrative expense                                                 387,042
  Custodian fees                                                          16,092
  Registration fees                                                       73,563
  Professional fees                                                       56,386
  Printing expense                                                        11,752
  Fees and expenses of nonaffiliated Trustees                             57,416
  Miscellaneous                                                           22,323
--------------------------------------------------------------------------------------------------
     Total operating expenses                                                      $    13,160,755
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                           (86,534)
--------------------------------------------------------------------------------------------------
     Net operating expenses                                                        $    13,074,221
--------------------------------------------------------------------------------------------------
         Net investment income                                                     $     6,457,280
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                 $    14,762,465
  Change in net unrealized depreciation on investments                             $ (116,274,609)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                                  $ (101,512,144)
--------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                             $  (95,054,864)
==================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.


The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 23

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              9/30/15            Year Ended
                                                              (unaudited)        3/31/15
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $      6,457,280   $     9,125,781
Net realized gain on investments                                    14,762,465       125,298,386
Change in net unrealized appreciation (depreciation)
   on investments                                                 (116,274,609)      181,601,642
------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                     $    (95,054,864)  $   316,025,809
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.00 and $0.05 per share, respectively)       $             --   $    (1,878,797)
      Class K ($0.00 and $0.12 per share, respectively)                     --          (269,640)
      Class Y ($0.00 and $0.10 per share, respectively)                     --        (5,956,917)
      Class Z ($0.00 and $0.08 per share, respectively)**                   --           (11,941)
Net realized gain:
      Class A ($0.00 and $0.47 per share, respectively)                     --       (17,853,702)
      Class B ($0.00 and $0.00 per share, respectively)*                    --                --
      Class C ($0.00 and $0.47 per share, respectively)                     --        (5,512,482)
      Class K ($0.00 and $0.47 per share, respectively)                     --        (1,078,395)
      Class R ($0.00 and $0.47 per share, respectively)                     --          (835,064)
      Class Y ($0.00 and $0.47 per share, respectively)                     --       (26,141,183)
      Class Z ($0.00 and $0.47 per share, respectively)**                   --           (65,055)
------------------------------------------------------------------------------------------------
          Total distributions to shareowners                  $             --   $   (59,603,176)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                  $    605,762,007   $   991,290,489
Reinvestment of distributions                                               --        52,453,024
Cost of shares repurchased                                        (296,233,076)     (593,937,145)
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                              $    309,528,931   $   449,806,368
------------------------------------------------------------------------------------------------
      Net increase in net assets                              $    214,474,067   $   706,229,001
NET ASSETS:
Beginning of period                                              2,444,734,279     1,738,505,278
------------------------------------------------------------------------------------------------
End of period                                                 $  2,659,208,346   $ 2,444,734,279
------------------------------------------------------------------------------------------------
Undistributed net investment income                           $      9,248,491   $     2,791,211
------------------------------------------------------------------------------------------------

*    Class B shares converted to Class A shares on November 10, 2014.
**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

-----------------------------------------------------------------------------------------
                                Six Months   Six Months
                                Ended        Ended
                                9/30/15      9/30/15           Year Ended   Year Ended
                                Shares       Amount            3/31/15      3/31/15
                                (unaudited)  (unaudited)       Shares       Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                      7,765,536   $ 149,792,756     15,036,362   $ 274,201,233
Reinvestment of distributions           --              --        937,391      17,489,419
Less shares repurchased         (5,258,383)   (101,557,269)   (12,861,620)   (231,236,932)
-----------------------------------------------------------------------------------------
      Net increase               2,507,153   $  48,235,487      3,112,133   $  60,453,720
=========================================================================================
Class B*
Shares sold or exchanged                --   $          --         36,067   $     587,911
Reinvestment of distributions           --              --             --              --
Less shares repurchased                 --              --       (237,960)     (4,042,482)
-----------------------------------------------------------------------------------------
      Net decrease                      --   $          --       (201,893)  $  (3,454,571)
=========================================================================================
Class C
Shares sold                      2,619,990   $  47,228,231      4,493,019   $  77,274,336
Reinvestment of distributions           --              --        246,472       4,293,542
Less shares repurchased         (1,082,029)    (19,496,845)    (2,038,629)    (34,334,848)
-----------------------------------------------------------------------------------------
      Net increase               1,537,961   $  27,731,386      2,700,862   $  47,233,030
=========================================================================================
Class K
Shares sold                      1,470,977   $  28,387,388      3,621,619   $  67,520,968
Reinvestment of distributions           --              --         72,149       1,348,035
Less shares repurchased           (917,655)    (17,895,735)      (491,338)     (8,895,211)
-----------------------------------------------------------------------------------------
      Net increase                 553,322   $  10,491,653      3,202,430   $  59,973,792
=========================================================================================
Class R
Shares sold                        734,026   $  14,051,846      1,235,064   $  22,131,079
Reinvestment of distributions           --              --         38,654         712,401
Less shares repurchased           (207,158)     (3,979,840)    (1,763,621)    (31,500,220)
-----------------------------------------------------------------------------------------
      Net increase (decrease)      526,868   $  10,072,006       (489,903)  $  (8,656,740)
=========================================================================================
Class Y
Shares sold                     18,605,196   $ 363,674,583     29,577,154   $ 547,481,140
Reinvestment of distributions           --              --      1,516,299      28,532,632
Less shares repurchased         (7,567,395)   (146,965,206)   (15,515,618)   (283,571,107)
-----------------------------------------------------------------------------------------
      Net increase              11,037,801   $ 216,709,377     15,577,835   $ 292,442,665
=========================================================================================
Class Z**
Shares sold                        136,233   $   2,627,203        115,242   $   2,093,822
Reinvestment of distributions           --              --          4,127          76,995
Less shares repurchased           (320,712)     (6,338,181)       (19,275)       (356,345)
-----------------------------------------------------------------------------------------
      Net increase (decrease)     (184,479)  $  (3,710,978)       100,094   $   1,814,472
=========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.
**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended         Year       Year       Year       Year       Year
                                                                 9/30/15       Ended      Ended      Ended      Ended      Ended
                                                                 (unaudited)   3/31/15    3/31/14    3/31/13    3/31/12    3/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $   19.06     $  16.66   $  14.33   $  13.23   $  11.86   $  10.96
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $    0.03     $   0.06   $   0.06   $   0.07   $   0.02   $   0.03
   Net realized and unrealized gain (loss) on investments            (0.66)        2.86       2.95       1.20       1.68       1.17
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   (0.63)    $   2.92   $   3.01   $   1.27   $   1.70   $   1.20
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                         $      --     $  (0.05)  $  (0.06)  $  (0.06)  $  (0.03)  $  (0.02)
   Net realized gain                                                    --        (0.47)     (0.62)     (0.11)     (0.30)     (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $      --     $  (0.52)  $  (0.68)  $  (0.17)  $  (0.33)  $  (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   (0.63)    $   2.40   $   2.33   $   1.10   $   1.37   $   0.90
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   18.43     $  19.06   $  16.66   $  14.33   $  13.23   $  11.86
====================================================================================================================================
Total return*                                                        (3.31)%      17.60%     21.16%      9.64%     14.84%     11.23%
Ratio of net expenses plus interest expense to
   average net assets                                                 1.09%**      1.09%      1.08%      1.09%      1.19%      1.25%
Ratio of net investment income (loss) to average net assets           0.38%**      0.38%      0.46%      0.54%      0.28%      0.25%
Portfolio turnover rate                                                  7%**        12%        21%        28%        16%        18%
Net assets, end of period (in thousands)                         $ 816,534     $796,689   $644,527   $436,682   $346,987   $123,305
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense to average net assets         1.11%**      1.13%      1.13%      1.20%      1.19%      1.28%
   Net investment income (loss) to average net assets                 0.36%**      0.34%      0.41%      0.43%      0.28%      0.22%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year         Year         Year         Year        Year
                                                      9/30/15        Ended        Ended        Ended        Ended       Ended
                                                      (unaudited)    3/31/15      3/31/14      3/31/13      3/31/12     3/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $   17.81      $   15.66    $   13.55    $ 12.57      $  11.34    $  10.56
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   (0.02)     $   (0.03)   $   (0.04)   $ (0.02)(a)  $  (0.04)   $  (0.05)(a)
   Net realized and unrealized gain (loss) on
      investments                                         (0.63)          2.65         2.77       1.12          1.57        1.11
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $   (0.65)     $    2.62    $    2.73    $  1.10      $   1.53    $   1.06
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $      --      $      --    $      --    $ (0.01)     $     --    $     --
   Net realized gain                                         --          (0.47)       (0.62)     (0.11)        (0.30)      (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $      --      $   (0.47)   $   (0.62)   $ (0.12)     $  (0.30)   $  (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   (0.65)     $    2.15    $    2.11    $  0.98      $   1.23    $   0.78
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   17.16      $   17.81    $   15.66    $ 13.55      $  12.57    $  11.34
====================================================================================================================================
Total return*                                             (3.65)%        16.81%       20.29%      8.77%        13.98%      10.33%
Ratio of net expenses plus interest expense to
   average net assets                                      1.78%**        1.79%        1.83%      1.91%         1.96%       2.03%
Ratio of net investment income (loss) to average
   net assets                                             (0.31)%**      (0.32)%      (0.28)%    (0.23)%       (0.50)%     (0.52)%
Portfolio turnover rate                                       7%**          12%          21%        28%           16%         18%
Net assets, end of period (in thousands)              $ 264,004      $ 246,593    $ 174,565    $89,299      $ 33,880    $ 15,149
====================================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months
                                                                                    Ended         Year      Year
                                                                                    9/30/15       Ended     Ended     12/20/12 to
                                                                                    (unaudited)   3/31/15   3/31/14   3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                                $   19.05     $ 16.64   $ 14.30   $ 13.37
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                     $    0.08     $  0.16   $  0.06   $  0.03
   Net realized and unrealized gain (loss) on investments                               (0.67)       2.84      3.01      1.00
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                  $   (0.59)    $  3.00   $  3.07   $  1.03
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                            $      --     $ (0.12)  $ (0.11)  $ (0.10)
   Net realized gain                                                                       --       (0.47)    (0.62)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $      --     $ (0.59)  $ (0.73)  $ (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $   (0.59)    $  2.41   $  2.34   $  0.93
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $   18.46     $ 19.05   $ 16.64   $ 14.30
====================================================================================================================================
Total return*                                                                           (3.10)%     18.11%    21.61%     7.77%(a)(b)
Ratio of net expenses plus interest expense to average net assets                        0.67%**     0.69%     0.71%     0.77%**
Ratio of net investment income (loss) to average net assets                              0.80%**     0.81%     0.85%     0.77%**
Portfolio turnover rate                                                                     7%**       12%       21%       28%
Net assets, end of period (in thousands)                                            $ 104,266     $97,063   $31,501   $    11
====================================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six Months
                                                                                 Ended        Year          Year
                                                                                 9/30/15      Ended         Ended     4/2/12 to
                                                                                 (unaudited)  3/31/15       3/31/14   3/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                             $  18.86     $  16.50      $ 14.25   $ 13.34
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                  $   0.02     $  (0.00)(a)  $  0.01   $  0.06
   Net realized and unrealized gain (loss) on investments                           (0.67)        2.83         2.94      1.05
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                               $  (0.65)    $   2.83      $  2.95   $  1.11
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                         $     --     $     --      $ (0.08)  $ (0.09)
   Net realized gain                                                                   --        (0.47)       (0.62)    (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              $     --     $  (0.47)     $ (0.70)  $ (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                       $  (0.65)    $   2.36      $  2.25   $  0.91
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $  18.21     $  18.86      $ 16.50   $ 14.25
====================================================================================================================================
Total return*                                                                       (3.45)%      17.23%       20.84%     8.42%(b)(c)
Ratio of net expenses plus interest expense to average net assets                    1.40%**      1.40%        1.39%     1.40%**
Ratio of net investment income (loss) to average net assets                          0.08%**      0.05%        0.18%     0.27%**
Portfolio turnover rate                                                                 7%**        12%          21%       28%
Net assets, end of period (in thousands)                                         $ 45,590     $ 37,285      $40,703   $ 2,437
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense to average net assets                        1.46%**      1.52%        1.39%     1.45%**
   Net investment income (loss) to average net assets                                0.02%**     (0.07)%       0.18%     0.21%**
====================================================================================================================================

(a)  Amount rounds to less than $0.01 or $(0.01) per share.
(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.
(c)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 29

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended           Year         Year       Year          Year       Year
                                                          9/30/15         Ended        Ended      Ended         Ended      Ended
                                                          (unaudited)     3/31/15      3/31/14    3/31/13       3/31/12    3/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $     19.20     $    16.77   $  14.41   $  13.30      $  11.91   $  10.99
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                           $      0.06     $     0.10   $   0.10   $   0.10      $   0.07   $   0.08
   Net realized and unrealized gain (loss) on
      investments                                               (0.67)          2.90       2.97       1.22          1.69       1.19
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $     (0.61)    $     3.00   $   3.07   $   1.32      $   1.76   $   1.27
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                  $        --     $    (0.10)  $  (0.09)  $  (0.10)     $  (0.07)  $  (0.07)
   Net realized gain                                               --          (0.47)     (0.62)     (0.11)        (0.30)     (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $        --     $    (0.57)  $  (0.71)  $  (0.21)     $  (0.37)  $  (0.35)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $     (0.61)    $     2.43   $   2.36   $   1.11      $   1.39   $   0.92
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     18.59     $    19.20   $  16.77   $  14.41      $  13.30   $  11.91
====================================================================================================================================
Total return*                                                   (3.18)%        17.98%     21.44%      9.99%(a)     15.29%     11.84%
Ratio of net expenses plus interest expense to average
   net assets                                                    0.79%**        0.80%      0.82%      0.81%         0.78%      0.78%
Ratio of net investment income (loss) to average
   net assets                                                    0.69%**        0.68%      0.72%      0.85%         0.67%      0.72%
Portfolio turnover rate                                             7%**          12%        21%        28%           16%        18%
Net assets, end of period (in thousands)                  $ 1,428,814     $1,263,594   $842,680   $558,383      $403,490   $226,409
====================================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Notes to Financial Statements | 9/30/15 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class Y shares were first publicly offered on April 7, 2009. Class R shares were first publicly offered on April 2, 2012. Class K shares were first publicly offered on December 20, 2012. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. The Fund ceased to offer Class Z shares on August 7, 2015. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 31

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair valued methods approved by the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At September 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

     --------------------------------------------------------------------------
                                                                           2015
     --------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $ 8,706,828
     Long-term capital gain                                          50,896,348
     --------------------------------------------------------------------------
        Total                                                       $59,603,176
     ==========================================================================

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 33

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2015:

     --------------------------------------------------------------------------
                                                                           2015
     --------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  4,329,640
     Undistributed long-term capital gain                            96,966,632
     Net unrealized appreciation                                    632,409,988
     --------------------------------------------------------------------------
          Total                                                    $733,706,260
     ==========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD) is the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $105,439 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2015.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

2.   Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended September 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.62% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R, and Class Y, respectively. Class C and Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended September 31, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $86,077 in management fees, administrative costs and certain other reimbursements payable to PIM at September 31, 2015.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 35

3.   Transfer Agent

Prior to November 2, 2015 PIMSS, a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  663,000
Class C                                                                  126,877
Class K                                                                      963
Class R                                                                   55,985
Class Y                                                                  866,574
Class Z                                                                    2,021
--------------------------------------------------------------------------------
  Total                                                               $1,715,420
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $579,064 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2015.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the fund at negotiated rates.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,264 in distribution fees payable to PFD at September 30, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2015, CDSCs in the amount of $17,881 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2015, the Fund's expenses were not reduced under such arrangements.

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2015, the Fund had no borrowings under the credit facility.

7.   Conversion of Class Z Shares

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund were converted to Class Y shares.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 37

Additional Information

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with the Adviser to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fundamental Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 39

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that the Fund's performance, when considered in connection with the various other factors, was consistent with the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.


                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 41

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15 43

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292
FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321
Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19434-09-1115

                     Pioneer Multi-Asset
                     Ultrashort Income Fund

--------------------------------------------------------------------------------
                     Semiannual Report | September 30, 2015
--------------------------------------------------------------------------------

                     Ticker Symbols:
                     Class A     MAFRX
                     Class C     MCFRX
                     Class C2    MAUCX
                     Class K     MAUKX
                     Class Y     MYFRX

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          94

Notes to Financial Statements                                                103

Approval of Investment Advisory Agreement                                    113

Trustees, Officers and Service Providers                                     118

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 1

President's Letter

Dear Shareowner,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of heightened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 3

Portfolio Management Discussion | 9/30/15

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the factors that influenced Pioneer Multi-Asset Ultrashort Income Fund's performance during the six-month period ended September 30, 2015. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, Mr. Roman, a vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2015?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 0.30% at net asset value during the six-month period ended September 30, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch 3-Month U.S. Dollar LIBOR Index (the BofA ML Index), returned 0.14%. During the same period, the average return of the 119 mutual funds in Lipper's Ultrashort Obligations Funds category was -0.05%, and the average return of the 155 mutual funds in Morningstar's Ultrashort Bond category was -0.04%.

Q Can you describe the market environment for fixed-income investors over the six-month period ended September 30, 2015?

A The second calendar quarter of 2015, which was also the first three months of the Fund's semiannual reporting period, saw the U.S. economy resume its upward trajectory, following a winter in which growth was constrained by severe weather, and labor disruptions at West Coast shipping terminals. Nonetheless, the U.S. Federal Reserve System (the Fed) continued to display patience with respect to implementing any shift towards less-accommodative monetary policy (that is, raising interest rates), as economic growth overseas remained tenuous and global investor sentiment was further undermined by the threat of debt-riddled Greece exiting the euro zone. In addition, a strong U.S. dollar combined with low energy prices served to dampen inflationary pressures on the domestic front.

     As the period progressed, slowing economic growth in China increasingly dominated financial headlines, and the August devaluation of that nation's currency, the yuan, raised the possibility of further global currency devaluations and spurred dramatic spikes in both equity and fixed-income market volatility. The U.S. economy remained the leading source of growth among developed economies, with strengthening observed in key areas such as employment and housing, while consumers benefited from a further

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 drop in energy prices, led by the plummeting price of oil, which started declining in late 2014, briefly recovered at the beginning of 2015, and began falling again throughout the rest of the six-month period.

     Against a backdrop of elevated geopolitical uncertainty combined with a lack of upward price pressure at home, expectations were further pushed back with respect to the timing of the Fed's first hike in short-term interest rates. U.S. Treasury yields generally rose during the six months ended September 30, 2015, and the yield curve steepened. To illustrate, the two-year Treasury yield rose from 0.56% to 0.64% over the six months; the five-year Treasury yield finished the period unchanged, at 1.37%; the 10-year Treasury yield rose from 1.94% to 2.06%; and the 30-year Treasury yield rose from 2.54% to 2.86%. While the period saw some widening of credit spreads, price declines on shorter-maturity securities were generally modest. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q Can you review your principal strategies in managing the Fund during the six-month period ended September 30, 2015?

A During the period we continued to maintain a portfolio which seeks to provide income, while also seeking to provide protection to shareholders' principal against a rise in market interest rates. Our strategy entailed investing the Fund's assets in a wide range of mostly high-quality, floating-rate securities as well as fixed-rate instruments with very short remaining maturities. At period end, well over 90% of the Fund's invested assets were allocated either to floating-rate issues with interest rates tied to a short-term reference rate such as LIBOR (London InterBank Offered
     Rate), or fixed-rate issues with less than one year remaining to maturity.

     Unlike many other floating-rate vehicles, the Fund's investments are typically focused primarily on investment-grade asset classes. At the same time, we did seek to have the Fund's performance benefit from credit spreads - or the incremental yield available from issues that trade at a yield premium to Treasuries - during the period. In doing so, we sought at all times to maintain the portfolio's broadly diversified* exposure to a number of different spread sectors. (Spread sectors represent non-governmental fixed-income investments with higher yields - at greater risk - than governmental investments.)

     The Fund's largest weighting during the period was in the securitized sectors, including asset-backed securities (ABS), along with residential and commercial mortgage-backed securities (RMBS and CMBS).

*    Diversification does not assure a profit nor protect against loss.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 5

Q How did your investment strategies affect the Fund's performance during the six-month period ended September 30, 2015?

A The leading positive contributor to the Fund's relative returns over the six-month period was the portfolio's allocation to event-linked securities, or "catastrophe" bonds, issued by insurance companies seeking to mitigate the risk of having to pay claims after a natural disaster. In addition to providing incremental income, catastrophe bonds have a very low correlation to other areas of the bond market, and we therefore view the asset class as a valuable source of diversification. Moreover, we have been careful to diversify the Fund's holdings within the catastrophe bond sector according to both peril (for example, hurricanes, floods, earthquakes), and geographic region.

     The Fund's allocations to ABS, RMBS and CMBS also contributed to relative performance during the period, as housing and consumer fundamentals remained on an upward trend in the U.S., and those securities provided incremental income. Within ABS, we have emphasized credit card-backed receivables in recent months, as the fundamentals there have been supported by consumers' restraint in borrowing. Conversely, we have minimized the Fund's exposure to subprime auto loans in view of some deterioration in underwriting standards in that sector.

     While our primary investment focus in the Fund's portfolio is on investment-grade sectors, we also include below-investment-grade asset categories where we believe the incremental income provides an attractive tradeoff between risk and reward. In that vein, the Fund's position in floating-rate, leveraged bank loans was a modest positive contributor to relative performance during the period, based on the attractive coupon income offered by the asset class, which helped offset the price erosion experienced in the second half of the period as oil and other commodities came under renewed pricing pressure. In addition, we have taken care to avoid undue concentration on energy-related credits within the loan market, while focusing the Fund's energy-related holdings on asset-rich companies that we view as providing a "margin of safety" when it comes to loan principal amounts ultimately being repaid.

     On the downside, the Fund's allocation to investment-grade corporates detracted modestly from relative performance, as credit-sensitive fixed-income sectors softened over the period due to the news coming out of China as well as global growth concerns. With that said, corporate bond issuers have continued to be supported by generally strong profitability and cash-rich balance sheets. Our investment focus within investment-grade corporates has been on two- to three-year floating-rate issues within the financials sector. The portfolio also has allocations to fixed-rate issues with maturities of 15 months or less, with a focus on U.S. bank issuers, as we find

6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

     U.S. banks compelling because of their strengthened capital structures and lower earnings volatility in the wake of reforms following the financial crisis of several years ago.

     While we manage the Fund with a focus on total return, as always, we are mindful that many investors view the Fund as a source of liquidity in their portfolios. As such, we continued to maintain significant liquidity in the portfolio. With a relatively flat money market yield curve, we have been focusing on purchasing very short-term issues with maturities between one day and one week in order to maintain the requisite liquidity in the Fund's portfolio. Given the sharp increase in volatility in both equity and fixed-income markets as the six-month period progressed, we are pleased that the Fund's net asset value remained relatively stable, as Class A shares experienced a modest decline from $10.00 to $9.97 between April 1, 2015, and September 30, 2015.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the six-month period ended September 30, 2015?

A The Fund's yield/income generation was fairly stable throughout the six-month period, as the Fund's portfolio was invested principally in short-term fixed-income instruments across a broad range of spread sectors that trade at a yield advantage versus U.S. Treasuries.

Q Did you use any derivative strategies in managing the Fund during the six-month period ended September 30, 2015?

A    No. The Fund had no exposure to derivatives during the period.

Q What is your assessment of the current investment climate for the Fund heading into the final months of 2015?

A With continued modest economic growth and low inflation in the United States, we expect that conditions will remain supportive of credit-sector fundamentals. In recent quarters, spreads versus Treasuries have become somewhat more attractive, and we are seeking to selectively add to the Fund's exposure to the credit-sensitive areas of the market, while maintaining a portfolio bias toward higher-quality securities. In all cases, we are being careful not to assume any risk for which the Fund is not adequately compensated. While the portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward, the Fund continues to be broadly diversified with respect to its allocation across asset categories.

     Within the Fund's allocation to investment-grade corporates, we are maintaining a preference for U.S. financials, which have seen significant balance-sheet strengthening along with lower risk profiles in the wake of recent regulatory initiatives. In contrast, we are being cautious with respect

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 7 to issuers in the industrials sector, which has seen an increase in leverage driven by measures perceived as friendly to equity stakeholders, such as share buybacks as well as mergers and acquisitions.

     In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles while striving to provide protection against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

Please refer to the Schedule of Investments on pages 19-93 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 9

Portfolio Summary | 9/30/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        28.6%
Asset Backed Securities                                                    24.5%
U.S. Corporate Bonds                                                       20.5%
International Corporate Bonds                                               9.4%
U.S. Government Securities                                                  6.8%
Senior Secured Loans                                                        6.6%
Temporary Cash Investment                                                   3.3%
Municipal Bonds                                                             0.3%

* Includes investments in Insurance Linked Securities totaling 4.5% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.   U.S. Treasury Note, Floating Rate Note, 4/30/17                                    1.46%
----------------------------------------------------------------------------------------------
 2.   Societe Generale SA, Commercial Paper, 10/1/15                                     0.75
----------------------------------------------------------------------------------------------
 3.   U.S. Treasury Note, Floating Rate Note, 4/30/16                                    0.74
----------------------------------------------------------------------------------------------
 4.   U.S. Treasury Note, Floating Rate Note, 10/31/16                                   0.74
----------------------------------------------------------------------------------------------
 5.   U.S. Treasury Note, Floating Rate Note, 7/31/17                                    0.73
----------------------------------------------------------------------------------------------
 6.   U.S. Treasury Note, Floating Rate Note, 1/31/17                                    0.73
----------------------------------------------------------------------------------------------
 7.   U.S. Treasury Note, Floating Rate Note, 7/31/16                                    0.49
----------------------------------------------------------------------------------------------
 8.   Federal National Mortgage Association, Floating Rate Note, 2/25/38                 0.48
----------------------------------------------------------------------------------------------
 9.   World Financial Network Credit Card Master Trust, Floating Rate Note, 12/16/19     0.38
----------------------------------------------------------------------------------------------
10.   Federal Farm Credit Banks, Floating Rate Note, 6/20/16                             0.36
----------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Prices and Distributions | 9/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       9/30/15                         3/31/15
--------------------------------------------------------------------------------
          A                           $9.97                           $10.00
--------------------------------------------------------------------------------
          C                           $9.96                           $ 9.99
--------------------------------------------------------------------------------
          C2                          $9.95                           $ 9.99
--------------------------------------------------------------------------------
          K                           $9.98                           $10.01
--------------------------------------------------------------------------------
          Y                           $9.97                           $10.01
--------------------------------------------------------------------------------

Distributions per Share: 4/1/15-9/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term           Long-Term
         Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.0595                $                    $
--------------------------------------------------------------------------------
          C              $0.0451                $                    $
--------------------------------------------------------------------------------
          C2             $0.0448                $                    $
--------------------------------------------------------------------------------
          K              $0.0714                $                    $
--------------------------------------------------------------------------------
          Y              $0.0667                $                    $
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 11

Performance Update | 9/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                                             BofA ML
                                   Net        Public         U.S. Dollar
                                   Asset      Offering       3-Month
                                   Value      Price          LIBOR
Period                             (NAV)      (POP)          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                          1.22%       0.63%         0.31%
1 Year                             0.52       -2.01          0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.63%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Multi-Asset         BofA ML U.S. Dollar
               Ultrashort Income Fund      3-Month LIBOR Index
 4/11          $  9,750                    $ 10,000
 9/11          $  9,756                    $ 10,009
 9/12          $ 10,037                    $ 10,058
 9/13          $ 10,124                    $ 10,090
 9/14          $ 10,228                    $ 10,114
 9/15          $ 10,282                    $ 10,140

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Performance Update | 9/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                                             BofA ML
                                                             U.S. Dollar
                                                             3-Month
                                   If         If             LIBOR
Period                             Held       Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                          0.78%      0.78%          0.31%
1 Year                             0.23       0.23           0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.94%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Multi-Asset         BofA ML U.S. Dollar
               Ultrashort Income Fund      3-Month LIBOR Index
 4/11          $ 10,000                    $ 10,000
 9/11          $  9,975                    $ 10,009
 9/12          $ 10,191                    $ 10,058
 9/13          $ 10,252                    $ 10,090
 9/14          $ 10,325                    $ 10,114
 9/15          $ 10,349                    $ 10,140

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 13

Performance Update | 9/30/15                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                                             BofA ML
                                                             U.S. Dollar
                                                             3-Month
                                   If         If             LIBOR
Period                             Held       Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                          0.75%      0.75%          0.31%
1 Year                             0.11       0.11           0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.95%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Multi-Asset         BofA ML U.S. Dollar
               Ultrashort Income Fund      3-Month LIBOR Index
 4/11          $ 10,000                    $ 10,000
 9/11          $  9,975                    $ 10,009
 9/12          $ 10,191                    $ 10,058
 9/13          $ 10,250                    $ 10,090
 9/14          $ 10,324                    $ 10,114
 9/15          $ 10,336                    $ 10,140

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Performance Update | 9/30/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                                             BofA ML
                                              Net            U.S. Dollar
                                              Asset          3-Month
                                              Value          LIBOR
Period                                        (NAV)          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                                     1.38%          0.31%
1 Year                                        0.74           0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.41%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Multi-Asset         BofA ML U.S. Dollar
               Ultrashort Income Fund      3-Month LIBOR Index
 4/11          $ 10,000                    $ 10,000
 9/11          $ 10,010                    $ 10,009
 9/12          $ 10,298                    $ 10,058
 9/13          $ 10,416                    $ 10,090
 9/14          $ 10,546                    $ 10,114
 9/15          $ 10,624                    $ 10,140

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 15

Performance Update | 9/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                                             BofA ML
                                              Net            U.S. Dollar
                                              Asset          3-Month
                                              Value          LIBOR
Period                                        (NAV)          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                                     1.40%          0.31%
1 Year                                        0.57           0.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.51%
--------------------------------------------------------------------------------

Value of $5 Million Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Multi-Asset         BofA ML U.S. Dollar
               Ultrashort Income Fund      3-Month LIBOR Index
 4/11          $ 5,000,000                 $ 5,000,000
 9/11          $ 5,008,825                 $ 5,004,742
 9/12          $ 5,169,696                 $ 5,028,849
 9/13          $ 5,224,861                 $ 5,044,939
 9/14          $ 5,286,365                 $ 5,057,112
 9/15          $ 5,316,328                 $ 5,069,978

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort
Income Fund

Based on actual returns from April 1, 2015, through September 30, 2015.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account Value
on 4/1/15                 $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
--------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 9/30/15                $1,003.00   $1,001.50  $1,000.50  $1,004.10  $1,002.70
--------------------------------------------------------------------------------
Expenses Paid During
Period*                   $    3.16   $    4.72  $    4.71  $    2.06  $    2.51
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.63%, 0.94%, 0.94%, 0.41%, and 0.50% for class A, C, C2, K, and Y shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2015, through September 30, 2015.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account Value
on 4/1/15                 $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
--------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 9/30/15                $1,021.91   $1,020.36  $1,020.36  $1,023.01  $1,022.56
--------------------------------------------------------------------------------
Expenses Paid During
Period*                   $    3.19   $    4.76  $    4.76  $    2.08  $    2.54
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.63%, 0.94%, 0.94%, 0.41% and 0.50% for class A, C, C2, K, and Y shares respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Schedule of Investments | 9/30/15 (unaudited)

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 24.6%
                               ENERGY -- 0.3%
                               Oil & Gas Exploration & Production -- 0.3%
 4,219,417                     GCAT 2015-2, 3.75%, 7/25/20 (Step) (144A)                  $     4,219,214
 3,000,000            1.72     NCF Dealer Floorplan Master Trust, Floating
                               Rate Note, 10/20/20 (144A)                                       2,999,998
 1,673,075                     Oscar US Funding Trust 2014-1, 1.0%,
                               8/15/17 (144A)                                                   1,674,521
                                                                                          ---------------
                                                                                          $     8,893,733
                                                                                          ---------------
                               Total Energy                                               $     8,893,733
---------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.1%
                               Steel -- 0.1%
 2,450,000            0.67     First NLC Trust 2005-2, Floating Rate Note, 9/25/35        $     2,401,662
                                                                                          ---------------
                               Total Materials                                            $     2,401,662
---------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.0%+
                               Trucking -- 0.0%+
   882,781            0.60     Hertz Fleet Lease Funding LP, Floating
                               Rate Note, 4/10/28 (144A)                                  $       881,243
---------------------------------------------------------------------------------------------------------
                               Marine Ports & Services -- 0.0%+
   720,299                     Global Container Assets 2013-1, Ltd., 2.2%,
                               11/6/28 (144A)                                             $       719,927
                                                                                          ---------------
                               Total Transportation                                       $     1,601,170
---------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.0%+
                               Homebuilding -- 0.0%+
   283,300            1.09     Manufactured Housing Contract Trust Pass-Through
                               Certificates Series 2001-1, Floating Rate
                               Note, 4/20/32                                              $       282,841
                                                                                          ---------------
                               Total Consumer Durables & Apparel                          $       282,841
---------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.1%
                               Hotels, Resorts & Cruise Lines -- 0.1%
   205,933                     Westgate Resorts 2012-2 LLC, 9.0%,
                               1/21/25 (144A)                                             $       207,092
 3,128,517                     Westgate Resorts 2012-A LLC, 3.75%,
                               8/20/25 (144A)                                                   3,159,456
    71,530                     Westgate Resorts 2014-1 LLC, 2.15%,
                               12/20/26 (144A)                                                     71,038
    78,258                     Westgate Resorts LLC, 2.5%, 3/20/25 (144A)                          78,308
                                                                                          ---------------
                                                                                          $     3,515,894
                                                                                          ---------------
                               Total Consumer Services                                    $     3,515,894
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 19

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                               Health Care Distributors -- 0.1%
 2,500,000            0.91     Oscar US Funding Trust II, Floating
                               Rate Note, 2/15/18 (144A)                                  $     2,500,000
                                                                                          ---------------
                               Total Health Care Equipment & Services                     $     2,500,000
---------------------------------------------------------------------------------------------------------
                               BANKS -- 15.9%
                               Diversified Banks -- 0.0%+
    68,425            0.60     KeyCorp Student Loan Trust 2004-A, Floating Rate
                               Note, 10/28/41                                             $        67,759
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- 15.9%
 1,269,872            0.44     321 Henderson Receivables I LLC, Floating Rate
                               Note, 11/15/40 (144A)                                      $     1,214,997
 3,216,644            0.41     321 Henderson Receivables I LLC, Floating Rate
                               Note, 12/15/41 (144A)                                            3,153,045
   658,792            0.56     321 Henderson Receivables I LLC, Floating Rate
                               Note, 9/15/45 (144A)                                               651,917
 3,291,495            0.41     321 Henderson Receivables II LLC, Floating Rate
                               Note, 9/15/41 (144A)                                             3,199,511
 1,502,040            0.94     ABFC 2005-HE2 Trust, Floating Rate Note, 6/25/35                 1,485,424
   674,368            0.81     ABFC 2005-WF1 Trust, Floating Rate Note, 12/25/34                  670,920
   777,323            0.52     ACAS CLO 2007-1, Ltd., Floating Rate Note, 4/20/21                 769,096
   891,123            0.60     Accredited Mortgage Loan Trust 2005-2, Floating Rate
                               Note, 7/25/35                                                      878,691
 2,917,797            0.39     ACE Securities Corp Home Equity Loan Trust Series
                               2006-ASAP2, Floating Rate Note, 3/25/36                          2,865,136
    39,150            6.50     ACE Securities Corp. Manufactured Housing Trust
                               Series 2003-MH1, Floating Rate Note,
                               8/15/30 (144A)                                                      39,180
   417,777            1.29     Aegis Asset Backed Securities Trust Mortgage
                               Pass- Through Ctfs Series 2004-3, Floating Rate
                               Note, 9/25/34                                                      412,943
 1,082,896            1.15     Aegis Asset Backed Securities Trust Mortgage
                               Pass-Through Certificates Series 2004-2, Floating
                               Rate Note, 6/25/34                                               1,075,884
 1,092,942            1.29     Aegis Asset Backed Securities Trust Mortgage
                               Pass-Through Certificates Series 2004-4, Floating
                               Rate Note, 10/25/34                                              1,081,239
   330,176            0.56     Aegis Asset Backed Securities Trust Mortgage
                               Pass-Through Ctfs Ser 2005-4, Floating Rate
                               Note, 10/25/35                                                     324,986
 4,500,000                     American Credit Acceptance Receivables Trust
                               2015-3 Class A, 9/12/19 (144A)                                   4,499,698
 2,600,000            0.49     American Express Credit Account Master Trust,
                               Floating Rate Note, 1/15/20                                      2,600,125
 1,500,000            1.60     American Homes 4 Rent 2014-SFR1, Floating Rate
                               Note, 6/17/31                                                    1,471,090

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 2,125,000            0.60     AmeriCredit Automobile Receivables Trust 2015-2,
                               Floating Rate Note, 9/10/18                                $     2,125,793
    48,195            0.62     Ameriquest Mortgage Securities Inc Asset-Backed
                               Pass-Through Ctfs Ser 2005-R5, Floating Rate
                               Note, 7/25/35                                                       48,075
   440,778            0.53     Ameriquest Mortgage Securities, Inc., Asset Backed
                               Pass-Through Ctfs Series 2005-R11, Floating Rate
                               Note, 1/25/36                                                      432,644
   241,559            3.95     Ameriquest Mortgage Securities, Inc., Asset-Backed
                               Pass-Through Ctfs Series 03-AR3, Floating Rate
                               Note, 6/25/33                                                      245,609
 4,769,259            0.80     Ameriquest Mortgage Securities, Inc., Asset-Backed
                               Pass-Through Ctfs Series 2004-R11, Floating Rate
                               Note, 11/25/34                                                   4,747,201
   982,905            0.87     Ameriquest Mortgage Securities, Inc., Asset-Backed
                               Pass-Through Ctfs Series 2005-R1, Floating Rate
                               Note, 3/25/35                                                      980,461
 1,000,000            1.74     Apidos Quattro CDO, Floating Rate Note,
                               1/20/19 (144A)                                                     992,211
 1,152,502            0.51     ARI Fleet Lease Trust 2012-B, Floating Rate Note,
                               1/15/21 (144A)                                                   1,150,536
   582,710                     ARI Fleet Lease Trust 2013-A, 0.92%, 7/15/21 (144A)                582,547
 1,787,015                     ARI Fleet Lease Trust 2014-A, 0.81%,
                               11/15/22 (144A)                                                  1,786,602
   188,216            0.87     Asset Backed Securities Corp Home Equity Loan Trust
                               Series 2005-HE2, Floating Rate Note, 2/25/35                       188,019
   392,137            0.90     Asset Backed Securities Corp Home Equity Loan Trust
                               Series 2005-HE3, Floating Rate Note, 4/25/35                       387,476
   949,578            0.39     Asset Backed Securities Corp Home Equity Loan Trust
                               Series AEG 2006-HE1, Floating Rate Note, 1/25/36                   906,704
   989,019            0.70     Asset Backed Securities Corp Home Equity Loan Trust
                               Series OOMC 2005-HE6, Floating Rate Note, 7/25/35                  981,536
 1,108,347            0.81     Asset-Backed Pass-Through Certificates Series
                               2004-R2, Floating Rate Note, 4/25/34                             1,088,518
 1,126,693                     Bank of The West Auto Trust 2014-1, 0.69%,
                               7/17/17 (144A)                                                   1,126,458
 1,100,000            0.56     Barclays Dryrock Issuance Trust, Floating Rate Note,
                               12/16/19                                                         1,097,549
 1,800,000            0.54     Barclays Dryrock Issuance Trust, Floating Rate Note,
                               3/16/20                                                          1,797,336
    45,284                     Bayview Financial Acquisition Trust, 6.205%,
                               5/28/37 (Step)                                                      47,570
   785,377            0.87     Bayview Financial Mortgage Pass-Through Trust
                               2004-A, Floating Rate Note, 2/28/44                                782,358
 3,004,022            0.69     Bayview Financial Mortgage Pass-Through Trust
                               2005-C, Floating Rate Note, 6/28/44                              2,980,645

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 21

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   730,584            0.49     Bayview Financial Mortgage Pass-Through Trust
                               2006-B, Floating Rate Note, 4/28/36                        $       718,599
   571,169            0.46     Bayview Financial Mortgage Pass-Through Trust
                               2006-B, Floating Rate Note, 4/28/36                                561,799
 1,001,318            0.64     Bayview Financial Mortgage Pass-Through Trust
                               Series 2005-B, Floating Rate Note, 4/28/39                         994,351
   907,909            3.72     Bayview Opportunity Master Fund IIa Trust
                               2014-20NPL, 3.721%, 8/28/44 (Step) (144A) (e)                      910,464
   496,558                     Bayview Opportunity Master Fund Trust IIIa
                               2014-12RPL, 3.6225%, 7/28/19 (Step) (144A)                         493,745
 1,565,213            0.69     Bear Stearns Asset Backed Securities I Trust
                               2005-FR1, Floating Rate Note, 6/25/35                            1,558,273
   783,852            0.96     Bear Stearns Asset Backed Securities I Trust
                               2005-HE9, Floating Rate Note, 10/25/35                             779,143
   796,776            1.39     Bear Stearns Asset Backed Securities Trust 2004-2,
                               Floating Rate Note, 8/25/34                                        796,609
   248,064            0.76     Bear Stearns Asset Backed Securities Trust 2004-SD3,
                               Floating Rate Note, 9/25/34                                        243,632
    66,771            0.59     Bear Stearns Asset Backed Securities Trust 2005-SD1,
                               Floating Rate Note, 8/25/43                                         65,759
 1,376,795            0.66     Bear Stearns Asset Backed Securities Trust 2005-SD2,
                               Floating Rate Note, 3/25/35                                      1,366,686
   594,408            0.59     Bear Stearns Asset Backed Securities Trust 2005-SD2,
                               Floating Rate Note, 3/25/35                                        589,311
   532,838            0.47     Bear Stearns Asset Backed Securities Trust 2006-1,
                               Floating Rate Note, 2/25/36                                        531,534
 2,178,785            0.57     Bear Stearns Asset Backed Securities Trust 2006-SD2,
                               Floating Rate Note, 6/25/36                                      2,129,399
   830,160            1.19     Bear Stearns Structured Products Trust 2007-EMX1,
                               Floating Rate Note, 3/25/37 (144A)                                 819,801
 2,895,000            0.69     Cabela's Credit Card Master Note Trust, Floating
                               Rate Note, 6/15/20 (144A)                                        2,893,503
 1,000,000            0.49     Capital One Multi-Asset Execution Trust, Floating
                               Rate Note, 11/15/19                                                998,903
 1,213,005                     CarMax Auto Owner Trust 2013-3, 0.97%, 4/16/18                   1,213,383
 2,500,000            0.49     CarMax Auto Owner Trust 2015-2, Floating
                               Rate Note, 6/15/18                                               2,497,628
 3,500,000                     Carnow Auto Receivables Trust 2015-1, 1.69%,
                               1/15/20 (144A)                                                   3,499,999
 1,148,835            0.93     Carrington Mortgage Loan Trust Series 2005-NC1,
                               Floating Rate Note, 2/26/35                                      1,148,429
    16,073            0.60     Carrington Mortgage Loan Trust Series 2005-NC4,
                               Floating Rate Note, 9/25/35                                         16,012
 1,668,891            0.37     Carrington Mortgage Loan Trust Series 2006-OPT1,
                               Floating Rate Note, 12/25/35                                     1,618,901

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 2,274,450                     Cazenovia Creek Funding I LLC, 2.0%,
                               12/10/23 (144A)                                            $     2,278,317
 1,514,845                     Cazenovia Creek Funding I LLC, 2.773%,
                               12/10/23 (144A)                                                  1,517,981
 1,315,238                     CCG Receivables Trust 2014-1, 1.06%,
                               11/14/21 (144A)                                                  1,312,787
 2,750,000                     CCG Receivables Trust 2015-1, 0.55%,
                               9/14/16 (144A)                                                   2,750,230
   136,620                     CCG Receivables Truste 2013-1, 1.05%,
                               4/14/20 (144A)                                                     136,618
 5,220,000            1.55     Cent CLO 16 LP, Floating Rate Note, 8/1/24 (144A)                5,204,714
   372,006            3.65     Centex Home Equity Loan Trust 2003-A, Floating
                               Rate Note, 3/25/33                                                 371,427
   313,022                     Chase Funding Trust Series 2004-2, 5.323%, 2/26/35                 316,943
   200,000            0.46     Chase Issuance Trust, Floating Rate Note, 12/16/19                 199,332
 7,750,000            0.45     Chase Issuance Trust, Floating Rate Note, 5/15/19                7,740,064
 2,500,000                     CIT Equipment Collateral 2014-VT1, 0.86%,
                               5/22/17 (144A)                                                   2,500,345
 1,465,285                     Citi Held For Asset Issuance 2015-PM1, 1.85%,
                               12/15/21 (144A)                                                  1,468,199
    55,801            0.68     Citigroup Global Markets Mortgage Securities VII, Inc.,
                               Floating Rate Note, 3/25/28                                         55,324
 1,747,858            0.39     Citigroup Mortgage Loan Trust 2006-SHL1, Floating
                               Rate Note, 11/27/45 (144A)                                       1,693,321
 1,307,325            1.02     Citigroup Mortgage Loan Trust Series 2004-OPT1
                               Asset Backed Pass-Through Certifi, Floating Rate
                               Note, 10/25/34                                                   1,306,210
   228,793            1.21     Citigroup Mortgage Loan Trust, Inc., Floating Rate
                               Note, 11/25/34                                                     215,159
 3,724,759            0.95     Citigroup Mortgage Loan Trust, Inc., Floating Rate
                               Note, 5/25/35 (144A)                                             3,705,644
   750,000                     CNH Equipment Trust 2013-B, 0.99%, 11/15/18                        748,862
 2,300,000            2.10     Colony American Homes 2014-1, Floating Rate
                               Note, 5/19/31 (144A)                                             2,248,275
 4,000,000                     Conn's Receivables Funding 2015-A LLC, 4.565%,
                               9/15/20 (144A)                                                   4,000,000
   206,505            1.71     Conseco Finance Home Equity Loan Trust 2002-C,
                               Floating Rate Note, 4/15/32                                        202,442
     4,272                     Conseco Financial Corp., 7.05%, 1/15/19                              4,367
 1,617,995                     Consumer Credit Origination Loan Trust 2015-1,
                               2.82%, 3/15/21 (144A)                                            1,624,446
 2,026,162            1.03     Countrywide Asset-Backed Certificates, Floating Rate
                               Note, 10/25/34                                                   2,018,926
   221,846            0.78     Countrywide Asset-Backed Certificates, Floating Rate
                               Note, 11/25/35                                                     219,518

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 23

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 1,656,429            1.09     Countrywide Asset-Backed Certificates, Floating Rate
                               Note, 3/25/35                                              $     1,642,255
    10,134            0.96     Countrywide Asset-Backed Certificates, Floating Rate
                               Note, 5/25/35                                                       10,129
    34,607            1.01     Countrywide Asset-Backed Certificates, Floating Rate
                               Note, 5/25/35                                                       34,584
   171,873            0.87     Countrywide Asset-Backed Certificates, Floating Rate
                               Note, 6/25/33 (144A)                                               166,451
    36,745            1.09     Countrywide Asset-Backed Certificates, Floating Rate
                               Note, 6/25/33 (144A)                                                35,407
 1,550,862                     CPS Auto Receivables Trust 2015-B, 1.65%, 11/15/19               1,542,600
   441,162                     Credit Acceptance Auto Loan Trust 2013-1, 1.21%,
                               10/15/20 (144A)                                                    441,266
   129,973            0.46     Credit Suisse Mortgage Capital Certificates, Floating
                               Rate Note, 10/27/36 (144A)                                         127,994
   549,112            0.85     Credit-Based Asset Servicing and Securitization LLC,
                               Floating Rate Note, 7/25/34                                        547,820
 4,121,610            0.50     Credit-Based Asset Servicing and Securitization LLC,
                               Floating Rate Note, 7/25/36                                      4,077,875
 4,114,690            1.24     CWABS Asset-Backed Certificates Trust 2004-7,
                               Floating Rate Note, 12/25/34                                     4,092,779
       547                     Delta Funding Home Equity Loan Trust 1997-2,
                               7.04%, 6/25/27                                                         550
 1,603,351            3.14     Drug Royalty II LP 2, Floating Rate Note,
                               7/15/23 (144A)                                                   1,623,351
 1,146,992                     DT Auto Owner Trust 2015-1, 1.06%, 9/17/18 (144A)                1,146,282
 2,053,955                     DT Auto Owner Trust 2015-2, 1.24%, 9/17/18 (144A)                2,052,431
 2,832,566            1.09     Ellington Loan Acquisition Trust 2007-1, Floating Rate
                               Note, 5/26/37 (144A)                                             2,796,171
   327,534            1.09     Ellington Loan Acquisition Trust 2007-2, Floating Rate
                               Note, 5/26/37 (144A)                                               326,799
    14,400            0.66     Encore Credit Receivables Trust 2005-3, Floating Rate
                               Note, 10/25/35                                                      14,395
 2,600,000                     Enterprise Fleet Financing LLC, 1.59%,
                               2/22/21 (144A)                                                   2,608,169
    18,544                     EquiVantage Home Equity Loan Trust 1997-1,
                               8.05%, 3/25/28 (Step)                                               18,430
 1,000,000                     Exeter Automobile Receivables Trust 2012-2,
                               3.06%, 7/16/18 (144A)                                            1,003,269
 1,000,000                     Exeter Automobile Receivables Trust 2013-1,
                               2.41%, 5/15/18 (144A)                                            1,003,230
   459,191                     Exeter Automobile Receivables Trust 2014-2,
                               1.06%, 8/15/18                                                     458,439
 1,179,361                     Exeter Automobile Receivables Trust 2015-1, 1.6%,
                               6/17/19 (144A)                                                   1,180,373

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 2,819,581                     Exeter Automobile Receivables Trust 2015-2,
                               1.54%, 11/15/19 (144A)                                     $     2,820,456
   718,809            1.92     Fieldstone Mortgage Investment Trust Series 2004-5,
                               Floating Rate Note, 2/25/35                                        711,094
   275,529            1.27     Fieldstone Mortgage Investment Trust Series 2005-1,
                               Floating Rate Note, 3/25/35                                        275,478
 1,377,527            0.70     First Franklin Mortgage Loan Trust 2005-FFH3,
                               Floating Rate Note, 9/25/35                                      1,369,567
   264,349            0.45     First Franklin Mortgage Loan Trust Series 2005-FF12,
                               Floating Rate Note, 11/25/36                                       260,578
     1,890            0.59     First NLC Trust 2005-2, Floating Rate Note, 9/25/35                  1,889
 3,400,640            1.98     Flagship Credit Auto Trust 2015-2, 1.98%, 10/15/20
                               (144A) (e)                                                       3,408,118
 1,569,532            0.57     Foothill CLO, Ltd., Floating Rate Note, 2/22/21 (144A)           1,561,580
 2,600,000            0.44     Ford Credit Auto Owner Trust 2015-B, Floating Rate
                               Note, 3/15/18                                                    2,597,852
    80,342            0.53     Fore CLO, Ltd., Floating Rate Note, 7/20/19 (144A)                  80,259
   553,000            2.15     Four Corners CLO II, Ltd., Floating Rate Note,
                               1/26/20 (144A)                                                     541,316
   539,687            0.53     Gale Force 3 CLO, Ltd., Floating Rate Note,
                               4/19/21 (144A)                                                     528,843
 2,174,145                     GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)                   2,172,760
   540,670                     GE Equipment Small Ticket LLC Series 2014-1,
                               0.59%, 8/24/16                                                     540,639
 1,641,277                     GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                           1,624,864
 2,840,085                     GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                       2,855,104
 1,300,000            0.71     GMF Floorplan Owner Revolving Trust, Floating Rate
                               Note, 5/15/20 (144A)                                             1,293,570
   300,000            0.53     Golden Credit Card Trust, Floating Rate Note,
                               3/15/19 (144A)                                                     298,905
   590,000            0.65     Golden Credit Card Trust, Floating Rate Note,
                               3/15/21 (144A)                                                     587,755
   728,966            0.85     GSAA Home Equity Trust 2004-11, Floating Rate Note,
                               12/25/34                                                           714,385
 1,142,805            0.99     GSAA Trust, Floating Rate Note, 6/25/35                          1,134,321
 2,131,142            0.84     GSAMP Trust 2004-SEA2, Floating Rate Note, 3/25/34               2,130,157
   407,900            0.94     GSAMP Trust 2005-HE1, Floating Rate Note, 12/25/34                 400,638
    96,131            0.55     GSAMP Trust 2005-HE6, Floating Rate Note, 11/25/35                  94,814
   805,594            0.40     GSAMP Trust 2006-HE1, Floating Rate Note, 12/26/45                 792,607
    67,950            0.65     GSAMP Trust 2006-SD1, Floating Rate Note, 7/25/45                   67,919
 1,311,367            0.49     GSAMP Trust 2006-SEA1, Floating Rate Note,
                               5/25/36 (144A)                                                   1,297,473
   972,764            1.54     GSRPM Mortgage Loan Trust 2003-2, Floating Rate
                               Note, 6/25/33                                                      937,588

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 25

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   909,293            0.49     GSRPM Mortgage Loan Trust 2006-1, Floating Rate
                               Note, 3/25/35 (144A)                                       $       892,291
   625,827            0.49     GSRPM Mortgage Loan Trust 2006-2, Floating Rate
                               Note, 9/25/36 (144A)                                               595,344
 1,500,000            2.04     Harch CLO III, Ltd., Floating Rate Note,
                               4/17/20 (144A)                                                   1,485,387
 3,200,000            1.70     Hertz Fleet Lease Funding LP, Floating Rate Note,
                               7/10/29 (144A)                                                   3,200,000
 2,600,000            2.50     Hertz Fleet Lease Funding LP, Floating Rate Note,
                               7/10/29 (144A)                                                   2,570,490
 5,600,000                     HLSS Servicer Advance Receivables Trust, 1.4953%,
                               1/16/46 (144A)                                                   5,594,400
   489,929            0.96     Home Equity Asset Trust 2005-2, Floating Rate
                               Note, 7/25/35                                                      488,919
 2,485,707            0.66     Home Equity Asset Trust 2005-6, Floating Rate
                               Note, 12/25/35                                                   2,478,376
 3,242,079            0.57     Home Equity Asset Trust 2005-7, Floating Rate
                               Note, 1/25/36                                                    3,226,222
   229,069            0.36     Home Equity Asset Trust 2006-4, Floating Rate
                               Note, 8/25/36                                                      225,298
 1,349,577            0.30     Home Equity Asset Trust 2006-8, Floating Rate
                               Note, 3/25/37                                                    1,332,840
 2,621,467            0.94     HomeBanc Mortgage Trust 2004-2, Floating Rate
                               Note, 12/25/34                                                   2,476,385
   404,074            0.61     HomeBanc Mortgage Trust 2005-2, Floating Rate
                               Note, 5/25/25                                                      403,318
   534,655            0.65     Homestar Mortgage Acceptance Corp., Floating Rate
                               Note, 1/25/35                                                      533,955
 4,735,514            0.46     HSBC Home Equity Loan Trust USA 2006-3, Floating
                               Rate Note, 3/20/36                                               4,708,995
   501,412            0.45     HSBC Home Equity Loan Trust USA 2006-4, Floating
                               Rate Note, 3/20/36                                                 498,250
 1,943,008            0.42     HSBC Home Equity Loan Trust USA 2007-1, Floating
                               Rate Note, 3/20/36                                               1,932,805
   500,519            0.52     HSBC Home Equity Loan Trust USA 2007-2, Floating
                               Rate Note, 7/20/36                                                 497,221
   503,180            0.41     HSBC Home Equity Loan Trust USA 2007-2, Floating
                               Rate Note, 7/20/36                                                 499,377
     5,829            1.37     HSBC Home Equity Loan Trust USA 2007-3, Floating
                               Rate Note, 11/20/36                                                  5,830
 2,537,728            1.42     HSBC Home Equity Loan Trust USA 2007-3, Floating
                               Rate Note, 11/20/36                                              2,530,247
 3,916,199            1.05     Impac Secured Assets CMN Owner Trust, Floating
                               Rate Note, 2/25/35                                               3,868,077
 1,800,000            2.10     Invitation Homes 2013-SFR1 Trust, Floating Rate
                               Note, 12/19/30 (144A)                                            1,769,362

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 2,840,000            2.31     Invitation Homes 2014-SFR1 Trust REMICS, Floating
                               Rate Note, 6/17/31 (144A)                                  $     2,809,791
 2,100,000            1.81     Invitation Homes 2014-SFR2 Trust, Floating Rate
                               Note, 9/18/31 (144A)                                             2,056,272
 2,000,000            1.41     Invitation Homes 2014-SFR3 Trust, Floating Rate
                               Note, 12/18/31 (144A)                                            1,967,582
 2,550,000            2.21     Invitation Homes 2015-SFR2 Trust, Floating Rate
                               Note, 6/17/32 (144A)                                             2,499,426
 3,500,000            1.96     Invitation Homes 2015-SFR3 Trust, Floating Rate
                               Note, 8/19/32 (144A)                                             3,412,143
   817,691            0.51     Inwood Park CDO, Ltd., Floating Rate Note,
                               1/20/21 (144A)                                                     816,639
 3,569,933            0.42     Irwin Home Equity Loan Trust 2005-1, Floating Rate Note,
                               6/25/25                                                          3,332,025
 1,342,583            1.69     Irwin Whole Loan Home Equity Trust 2003-C, Floating
                               Rate Note, 6/25/28                                               1,326,555
 2,591,859            0.66     Irwin Whole Loan Home Equity Trust 2005-B, Floating
                               Rate Note, 12/25/29                                              2,530,082
   579,771            0.98     IXIS Real Estate Capital Trust 2005-HE1, Floating
                               Rate Note, 6/25/35                                                 568,600
   464,408            0.88     IXIS Real Estate Capital Trust 2005-HE4, Floating
                               Rate Note, 2/25/36                                                 458,128
 2,575,000            0.97     JP Morgan Mortgage Acquisition Corp 2005-FLD1,
                               Floating Rate Note, 7/25/35                                      2,545,815
   791,166            0.41     JP Morgan Mortgage Acquisition Corp 2005-FRE1,
                               Floating Rate Note, 10/25/35                                       781,387
 2,118,020            0.34     JP Morgan Mortgage Acquisition Trust 2006-ACC1,
                               Floating Rate Note, 5/25/36                                      2,103,274
 3,702,000            2.95     Kabbage Funding 2014-1 Resecuritization Trust,
                               Floating Rate Note, 3/8/18 (144A)                                3,683,490
 1,250,000            1.77     KKR Financial CLO 2007-1, Ltd., Floating Rate
                               Note, 5/15/21 (144A)                                             1,244,881
   683,166                     Leaf Receivables Funding 8 LLC, 1.55%,
                               11/15/17 (144A)                                                    683,343
 2,750,000                     Leaf Receivables Funding 8 LLC, 5.5%,
                               9/15/20 (144A)                                                   2,777,522
   800,000                     LEAF Receivables Funding 9 LLC, 1.98%,
                               9/15/21 (144A)                                                     801,471
   138,211            0.66     Lehman ABS Manufactured Housing Contract Trust
                               2002-A, Floating Rate Note, 6/15/33                                134,934
 1,666,667            1.25     Lockwood Grove CLO, Ltd., Floating Rate Note,
                               1/25/24 (144A)                                                   1,665,713
    70,918            2.44     Madison Avenue Manufactured Housing Contract
                               Trust 2002-A, Floating Rate Note, 3/25/32                           70,912
 1,700,000                     Master Credit Card Trust II, 1.64%, 1/22/18 (144A)               1,704,848

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 27

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 1,095,892            0.83     MASTR Adjustable Rate Mortgages Trust 2004-11,
                               Floating Rate Note, 11/25/34                               $     1,091,345
 1,150,000                     MMCA Auto Owner Trust 2012-A, 3.27%,
                               7/16/18 (144A)                                                   1,151,082
   985,296            1.12     Morgan Stanley ABS Capital I Inc Trust 2004-SD3,
                               Floating Rate Note, 6/25/34 (144A)                                 986,190
    17,606            0.97     Morgan Stanley ABS Capital I Inc Trust 2005-HE3,
                               Floating Rate Note, 7/25/35                                         17,585
 2,500,000            0.99     Morgan Stanley ABS Capital I Inc Trust 2005-HE3,
                               Floating Rate Note, 7/25/35                                      2,414,182
    51,627            0.90     Morgan Stanley ABS Capital I Inc Trust 2005-WMC3,
                               Floating Rate Note, 3/25/35                                         51,446
 1,355,632            0.83     Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2,
                               Floating Rate Note, 3/25/35                                      1,345,718
   174,443            0.27     Morgan Stanley Structured Trust, Floating Rate Note,
                               6/25/37                                                            172,829
 2,600,000            0.79     MOTOR 2015-1 Plc, Floating Rate Note,
                               6/27/22 (144A)                                                   2,601,012
   924,746                     Nations Equipment Finance Funding II LLC, 1.558%,
                               7/20/18 (144A)                                                     925,065
   409,436            0.34     Nationstar Home Equity Loan Trust 2007-A, Floating
                               Rate Note, 3/25/37                                                 400,811
   803,247            0.90     New Century Home Equity Loan Trust 2005-1, Floating
                               Rate Note, 3/25/35                                                 796,728
 2,600,000            1.95     NextGear Floorplan Master Owner Trust, Floating Rate
                               Note, 7/15/19 (144A)                                             2,601,045
    38,209            0.40     Nomura Home Equity Loan Inc Home Equity Loan
                               Trust Series 2006-HE1, Floating Rate Note, 2/25/36                  38,171
   368,901            0.97     NovaStar Mortgage Funding Trust Series 2003-1,
                               Floating Rate Note, 5/25/33                                        360,376
 2,443,000            1.84     NovaStar Mortgage Funding Trust Series 2004-4,
                               Floating Rate Note, 3/25/35                                      2,405,427
   624,641            1.27     NovaStar Mortgage Funding Trust Series 2004-4,
                               Floating Rate Note, 3/25/35                                        624,810
 5,200,000                     NRZ Advance Receivables Trust Advance Receivables
                               Backed 2015-T1, 2.3147%, 8/15/46 (144A)                          5,199,997
 2,531,520                     OAK Hill Advisors Residential Loan Trust 2014-NPL2,
                               3.475%, 4/25/54 (Step) (144A)                                    2,526,791
 1,700,000                     Ocwen Master Advance Receivables Trus, 2.5365%,
                               9/17/46 (144A)                                                   1,700,000
 2,397,580            0.99     Option One Mortgage Loan Trust 2005-1, Floating
                               Rate Note, 2/25/35                                               2,349,329
 1,208,194            0.45     Option One Mortgage Loan Trust 2005-4 Asset-Backed
                               Certificates Series 2005-4, Floating Rate
                               Note, 11/25/35                                                   1,195,602

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
    39,142                     Option One Mortgage Loan Trust 2007-FXD2, 5.9%,
                               3/25/37 (Step)                                             $        35,936
   708,589            1.32     Option One Woodbridge Loan Trust 2002-1, Floating
                               Rate Note, 3/25/32 (144A)                                          702,117
   874,365            5.46     Origen Manufactured Housing Contract Trust 2004-B,
                               Floating Rate Note, 11/15/35                                       887,706
 2,600,000                     Oscar US Funding Trust III, 0.6%, 10/17/16 (144A)                2,600,000
   415,551            0.77     Ownit Mortgage Loan Trust Series 2005-5, Floating
                               Rate Note, 10/25/36                                                412,605
   847,456            1.21     Park Place Securities Inc Asset-Backed Pass-Through
                               Certificates Series 2004-WCW, Floating Rate
                               Note, 9/25/34                                                      840,869
 1,297,522            1.14     Park Place Securities Inc Asset-Backed Pass-Through
                               Ctfs Ser 2004-WHQ2, Floating Rate Note, 1/25/35                  1,293,324
   228,248            0.45     Park Place Securities Inc Asset-Backed Pass-Through
                               Ctfs Ser 2005-WHQ4, Floating Rate Note, 9/25/35                    219,155
   240,457            1.13     Park Place Securities, Inc. Asset-Backed Pass-Through
                               Certificates Series 2004-MCW, Floating Rate
                               Note, 10/25/34                                                     239,693
 1,770,249            0.56     Park Place Securities, Inc. Asset-Backed Pass-Through
                               Certificates Series 2005-WHQ4, Floating Rate
                               Note, 9/25/35                                                    1,758,730
 1,400,000            0.81     PFS Financing Corp., Floating Rate Note,
                               10/15/19 (144A)                                                  1,393,671
 1,700,000            1.06     PFS Financing Corp., Floating Rate Note,
                               10/15/19 (144A)                                                  1,695,978
 3,240,000            0.76     PFS Financing Corp., Floating Rate Note,
                               2/15/18 (144A)                                                   3,238,053
 4,145,000            0.81     PFS Financing Corp., Floating Rate Note,
                               2/15/19 (144A)                                                   4,133,249
   950,000            0.83     PFS Financing Corp., Floating Rate Note,
                               4/15/20 (144A)                                                     944,649
 1,424,260                     Prestige Auto Receivables Trust 2013-1, 1.33%,
                               5/15/19 (144A)                                                   1,427,370
 4,141,806                     Pretium Mortgage Credit Partners I 2015-NPL2 LLC,
                               3.75%, 5/27/30 (Step) (144A)                                     4,141,202
 4,750,000                     Progreso Receivables Funding II LLC, 3.5%,
                               7/8/19 (144A)                                                    4,771,021
 3,050,000                     Progreso Receivables Funding III LLC, 3.625%,
                               1/30/25 (144A)                                                   3,064,171
 1,700,000                     Progreso Receivables Funding LLC, 3.0%, 7/8/20                   1,703,108
 3,000,000            2.61     Progress Residential 2015-SFR1 Trust, Floating
                               Rate Note, 2/20/32 (144A)                                        2,975,325
 2,972,413            0.85     Quest Trust REMICS, Floating Rate Note,
                               3/25/34 (144A)                                                   2,895,894
   768,566            1.14     RAAC Series 2005-RP1 Trust, Floating Rate Note,
                               7/25/37 (144A)                                                     759,769

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 29

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 1,206,248            0.99     RAAC Series 2005-RP3 Trust, Floating Rate Note,
                               5/25/39 (144A)                                             $     1,182,516
   138,085            0.49     RAAC Series 2006-RP1 Trust, Floating Rate Note,
                               10/25/45 (144A)                                                    137,780
 1,962,819            0.44     RAAC Series 2006-RP2 Trust, Floating Rate Note,
                               2/25/37 (144A)                                                   1,937,597
   761,633            1.13     RAMP Series 2004-RS11 Trust, Floating Rate Note,
                               11/25/34                                                           751,227
 1,094,019            0.68     RAMP Series 2004-RZ1 Trust, Floating Rate Note,
                               3/25/34                                                          1,090,570
   858,266            0.60     RAMP Series 2005-EFC4 Trust, Floating Rate Note,
                               9/25/35                                                            857,146
   357,392            0.69     RAMP Series 2005-RS6 Trust, Floating Rate Note,
                               6/25/35                                                            355,289
   424,371            0.59     RAMP Series 2005-RZ3 Trust, Floating Rate Note,
                               9/25/35                                                            422,055
   162,167            0.38     RAMP Series 2006-NC1 Trust, Floating Rate Note,
                               12/25/35                                                           161,545
 1,464,420            0.35     RAMP Series 2006-RZ3 Trust, Floating Rate Note,
                               10/25/35                                                         1,447,065
   582,675            0.97     RASC Series 2004-KS10 Trust, Floating Rate
                               Note, 11/25/34                                                     582,661
    85,139            0.84     RASC Series 2005-KS3 Trust, Floating Rate
                               Note, 4/25/35                                                       85,149
   107,511            0.92     RASC Series 2005-KS5 Trust, Floating Rate
                               Note, 6/25/35                                                      107,504
 2,048,512                     RBSHD 2013-1 Trust, 4.6853%, 10/25/47
                               (Step) (144A)                                                    2,050,731
   109,925            1.09     Salomon Mortgage Loan Trust Series 2001-CB4,
                               Floating Rate Note, 11/25/33                                       108,791
   920,171            0.74     SASCO Mortgage Loan Trust 2005-GEL1, Floating
                               Rate Note, 12/25/34                                                898,552
   263,766            0.76     SASCO Mortgage Loan Trust 2005-GEL2, Floating
                               Rate Note, 4/25/35                                                 262,025
    15,080            2.67     SASCO Mortgage Pass-Through Certificates Series
                               2004-S4, Floating Rate Note, 12/25/34                               15,079
 3,269,435            0.66     Saxon Asset Securities Trust 2005-3, Floating
                               Rate Note, 11/25/35                                              3,224,020
   985,497            0.43     Saxon Asset Securities Trust 2005-4, Floating
                               Rate Note, 11/25/37                                                980,582
 3,778,000            2.26     Silver Bay Realty 2014-1 Trust, Floating
                               Rate Note, 9/18/31 (144A)                                        3,686,043
   190,158                     Small Business Administration Participation
                               Certificates, 0.58%, 10/17/16 (144A)                               190,103
   128,633                     SMART ABS Series 2012-2US Trust, 1.59%,
                               10/14/16 (144A)                                                    128,787

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
    58,854            0.66     SMART ABS Series 2013-1US Trust, Floating Rate
                               Note, 9/14/16                                              $        58,857
   755,392            0.64     SMART ABS Series 2013-2US Trust, Floating Rate
                               Note, 1/17/17                                                      755,354
 2,250,000            0.63     SMART ABS Series 2015-1US Trust, Floating Rate
                               Note, 8/14/17                                                    2,250,292
 2,400,000                     SNAAC Auto Receivables Trust 2013-1, 4.56%,
                               4/15/20 (144A)                                                   2,443,831
   169,853                     SNAAC Auto Receivables Trust 2014-1, 1.03%,
                               9/17/18 (144A)                                                     169,823
 1,463,997            0.92     Soundview Home Loan Trust 2005-DO1, Floating
                               Rate Note, 5/25/35                                               1,453,070
   656,886            0.46     Soundview Home Loan Trust 2005-OPT4, Floating
                               Rate Note, 12/25/35                                                645,279
   329,015            0.58     Specialty Underwriting & Residential Finance Trust
                               Series 2005-AB2, Floating Rate Note, 6/25/36                       327,284
   542,247            0.52     Specialty Underwriting & Residential Finance Trust
                               Series 2005-AB2, Floating Rate Note, 6/25/36                       539,290
   250,485            0.39     Specialty Underwriting & Residential Finance Trust
                               Series 2006-BC1, Floating Rate Note, 12/25/36                      248,878
 3,640,376            0.49     Specialty Underwriting & Residential Finance Trust
                               Series 2006-BC1, Floating Rate Note, 12/25/36                    3,530,739
   756,157                     Springleaf Funding Trust 2013-A, 2.58%,
                               9/15/21 (144A)                                                     757,909
 2,854,104            0.92     Structured Asset Investment Loan Trust 2005-6,
                               Floating Rate Note, 7/25/35                                      2,846,737
   843,702            0.39     Structured Asset Investment Loan Trust 2006-1,
                               Floating Rate Note, 1/25/36                                        826,429
   973,084            0.79     Structured Asset Securities Corp Mortgage Loan
                               Trust 2005-S7, Floating Rate Note, 12/25/35 (144A)                 954,040
 2,331,871            0.34     Structured Asset Securities Corp Mortgage Loan
                               Trust 2006-EQ1, Floating Rate Note, 7/25/36                      2,271,447
 1,323,064            0.41     Structured Asset Securities Corp Mortgage Loan
                               Trust 2006-GEL4, Floating Rate Note,
                               10/25/36 (144A)                                                  1,311,362
 4,034,172            0.50     Structured Asset Securities Corp Mortgage Loan
                               Trust 2007-TC1, Floating Rate Note, 4/25/31 (144A)               3,809,747
   834,485            0.41     Structured Asset Securities Corp Trust 2005-AR1,
                               Floating Rate Note, 9/25/35                                        826,423
 1,938,267                     Sunset Mortgage Loan Co 2014-NPL2 LLC, 3.721%,
                               11/16/44 (Step) (144A)                                           1,936,619
 4,559,977            1.51     SWAY Residential 2014-1 Trust, Floating Rate
                               Note, 1/20/32 (144A)                                             4,507,246
   739,447            1.13     Terwin Mortgage Trust Series TMTS 2003-8HE,
                               Floating Rate Note, 12/25/34                                       719,473
 2,610,295            0.64     Terwin Mortgage Trust Series TMTS 2005-10HE,
                               Floating Rate Note, 6/25/36                                      2,601,321

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 31

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 1,073,236                     Toyota Auto Receivables 2014-C Owner Trust,
                               0.51%, 2/15/17                                                   1,072,553
 3,079,000            1.45     Trade MAPS 1, Ltd., Floating Rate Note,
                               12/10/18 (144A)                                                  3,070,256
 2,795,000            0.90     Trade MAPS 1, Ltd., Floating Rate Note,
                               12/10/18 (144A)                                                  2,795,903
 1,400,000            1.16     Trafigura Securitisation Finance Plc. 2014-1,
                               Floating Rate Note, 4/16/18 (144A)                               1,400,444
   750,501            1.90     Truman Capital Mortgage Loan Trust, Floating Rate
                               Note, 1/25/34                                                      734,179
 4,229,138                     U.S. Residential Opportunity Fund IV Trust 2015-1,
                               3.7213%, 2/27/35 (144A)                                          4,222,752
   342,567                     United Auto Credit Securitization Trust 2013-1, 2.9%,
                               12/15/17 (144A)                                                    343,395
 2,500,000                     United Auto Credit Securitization Trust 2013-1, 4.4%,
                               4/15/19 (144A)                                                   2,507,310
 2,500,000                     United Auto Credit Securitization Trust 2015-1, 1.68%,
                               9/15/17 (144A)                                                   2,507,495
 3,629,559                     US Residential Opportunity Fund III Trust 2015-1,
                               3.7213%, 1/29/35 (144A)                                          3,624,013
   686,014                     VOLT XIX LLC, 3.875%, 4/26/55 (Step)                               687,486
 2,307,837                     VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                        2,294,553
 2,694,703                     VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)                     2,685,495
 2,274,654                     VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                     2,265,921
 2,352,288                     VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                    2,341,000
 3,700,000                     VOLT XXXVIII LLC, 3.875%, 9/25/45 (Step) (144A)                  3,696,892
   749,397            0.57     Wells Fargo Home Equity Asset-Backed Securities
                               2005-3 Trust, Floating Rate Note, 12/25/35                         742,844
 1,300,000            0.44     Wells Fargo Home Equity Asset-Backed Securities
                               2006-1 Trust REMICS, Floating Rate Note, 7/25/36                 1,217,286
 2,600,000            0.96     Westlake Automobile Receivables Trust 2015-2,
                               Floating Rate Note, 7/16/18 (144A)                               2,600,387
   703,991                     Wheels SPV 2 LLC, 0.84%, 3/20/23 (144A)                            702,435
    28,929            0.48     Wilshire Mortgage Loan Trust, Floating Rate Note,
                               5/25/28                                                             28,074
10,375,000            0.58     World Financial Network Credit Card Master Trust,
                               Floating Rate Note, 12/16/19                                    10,375,000
 1,550,000            0.68     World Financial Network Credit Card Master Trust,
                               Floating Rate Note, 2/15/22                                      1,546,678
                                                                                          ---------------
                                                                                          $   444,000,598
                                                                                          ---------------
                               Total Banks                                                $   444,068,357
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 7.7%
                               Other Diversified Financial Services -- 2.2%
 2,401,979            0.41     321 Henderson Receivables I LLC, Floating Rate
                               Note, 6/15/41 (144A)                                       $     2,331,188
   314,528                     Ascentium Equipment Receivables 2014-1 LLC,
                               1.04%, 1/10/17 (144A)                                              314,458
 1,700,000                     Ascentium Equipment Receivables 2014-1 LLC,
                               1.58%, 10/10/18 (144A)                                           1,704,956
   220,996                     AXIS Equipment Finance Receivables II LLC,
                               1.75%, 6/20/16                                                     220,796
 2,886,477                     BCC Funding VIII LLC, 1.794%, 6/22/20 (144A)                     2,887,804
 3,200,000                     Capital Auto Receivables Asset Trust 2013-1,
                               1.74%, 10/22/18                                                  3,212,643
 1,001,000                     Chase Issuance Trust, 0.54%, 10/16/17                            1,000,999
 2,700,000            0.35     Chase Issuance Trust, Floating Rate Note, 10/16/17               2,700,000
 2,500,000            0.45     Chase Issuance Trust, Floating Rate Note, 11/15/18               2,498,502
 6,480,000            0.25     Chase Issuance Trust, Floating Rate Note, 4/15/19                6,459,355
   150,000            0.45     Chase Issuance Trust, Floating Rate Note, 4/15/19                  149,261
 3,000,000            0.42     Chase Issuance Trust, Floating Rate Note, 4/16/18                2,997,975
 2,310,000                     CNH Equipment Trust 2012-A, 2.09%, 8/15/18                       2,317,866
   855,623                     CNH Equipment Trust 2013-A, 0.69%, 6/15/18                         855,655
 1,550,000            0.81     CNH Wholesale Master Note Trust, Floating Rate
                               Note, 8/15/19 (144A)                                             1,547,024
 2,100,000            2.11     Colony American Homes 2014-2, Floating Rate
                               Note, 7/19/31 (144A)                                             2,054,501
 3,125,000                     Discover Card Execution Note Trust, 0.69%, 8/15/18               3,124,981
 3,915,000            0.39     Discover Card Execution Note Trust, Floating Rate
                               Note, 10/15/18                                                   3,915,525
 1,263,808                     Enterprise Fleet Financing LLC, 0.87%, 9/20/19                   1,262,449
 1,337,705                     Enterprise Fleet Financing LLC, 0.93%,
                               4/20/18 (144A)                                                   1,337,409
   962,703            0.43     Fifth Third Auto Trust 2014-3, Floating Rate
                               Note, 5/15/17                                                      962,756
 1,726,813                     FNA 2014-1 Trust, 1.296%, 12/10/22 (144A)                        1,722,225
 1,300,000            1.05     Gracechurch Card Funding Plc, Floating Rate
                               Note, 5/15/19 (144A)                                             1,306,280
   311,241                     Kubota Credit Owner Trust 2014-1, 0.58%, 2/15/17                   311,097
 1,606,926            0.42     Mastr Asset Backed Securities Trust 2006-AB1
                               REMICS, Floating Rate Note, 2/25/36                              1,593,571
 1,320,791            0.38     Mastr Asset Backed Securities Trust 2006-NC1,
                               Floating Rate Note, 1/25/36                                      1,309,202
 3,625,869            0.49     Mastr Specialized Loan Trust, Floating Rate
                               Note, 1/25/36 (144A)                                             3,526,545
   234,393            0.37     Nelnet Student Loan Trust 2005-1, Floating Rate
                               Note, 10/26/20                                                     234,003
   697,760                     PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29                          697,922

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 33

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Other Diversified Financial Services -- (continued)
   830,709                     Prestige Auto Receivables Trust 2014-1, 0.97%,
                               3/15/18 (144A)                                             $       830,121
 1,900,288                     Sierra Timeshare 2013-1 Receivables Funding LLC,
                               2.39%, 11/20/29 (144A)                                           1,901,402
    72,917            0.41     TAL Advantage I LLC, Floating Rate Note,
                               4/20/21 (144A)                                                      72,670
   923,548                     TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                          919,247
 1,685,433            0.43     World Omni Auto Receivables Trust 2014-B, Floating
                               Rate Note, 1/16/18                                               1,685,278
 1,919,035            0.42     World Omni Automobile Lease Securitization
                               Trust 2014-A, Floating Rate Note, 3/15/17                        1,914,775
                                                                                          ---------------
                                                                                          $    61,880,441
---------------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.5%
   300,000            0.58     Ally Master Owner Trust, Floating Rate Note, 1/16/18       $       299,972
 2,600,000            0.61     Ally Master Owner Trust, Floating Rate Note, 6/17/19             2,596,355
   830,158                     Alterna Funding I LLC, 1.639%, 2/15/21 (144A)                      827,302
   237,897            1.56     Conseco Finance Corp., Floating Rate Note, 11/17/31                231,322
 3,255,000            0.65     GE Dealer Floorplan Master Note Trust, Floating
                               Rate Note, 10/20/19                                              3,238,188
 1,190,000            0.60     GE Dealer Floorplan Master Note Trust, Floating
                               Rate Note, 4/20/18                                               1,188,816
 2,670,000            0.58     GE Dealer Floorplan Master Note Trust, Floating
                               Rate Note, 7/22/19                                               2,651,112
 1,422,964                     NYCTL 2014-A Trust, 1.03%, 11/10/27 (144A)                       1,421,851
                                                                                          ---------------
                                                                                          $    12,454,918
---------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 3.9%
   288,097            0.42     Ally Auto Receivables Trust 2014-SN1, Floating
                               Rate Note, 10/20/16                                        $       288,058
 1,889,783            0.60     Ally Auto Receivables Trust 2015-SN1, Floating
                               Rate Note, 6/20/17                                               1,889,932
   103,939                     American Credit Acceptance Receivables Trust
                               2013-1, 1.45%, 4/16/18 (144A)                                      103,940
 3,600,000                     American Credit Acceptance Receivables Trust
                               2013-1, 4.94%, 6/15/20 (144A)                                    3,648,362
   157,114                     American Credit Acceptance Receivables Trust
                               2014-1, 1.14%, 3/12/18 (144A)                                      157,098
   356,251                     American Credit Acceptance Receivables Trust
                               2014-2, 0.99%, 10/10/17 (144A)                                     356,111
   385,552                     American Credit Acceptance Receivables Trust
                               2014-3, 0.99%, 8/10/18 (144A)                                      385,219
   990,775                     American Credit Acceptance Receivables Trust
                               2014-4, 1.33%, 7/10/18 (144A)                                      990,408
   350,000            0.47     American Express Credit Account Master Trust,
                               Floating Rate Note, 1/15/20                                        350,148

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Consumer Finance -- (continued)
 3,300,000            0.49     American Express Credit Account Master Trust,
                               Floating Rate Note, 5/15/20                                $     3,293,304
   991,695                     AmeriCredit Automobile Receivables Trust 2012-1,
                               2.67%, 1/8/18                                                      995,343
   152,706                     AmeriCredit Automobile Receivables Trust 2013-2,
                               0.65%, 12/8/17                                                     152,720
   438,623            0.48     AmeriCredit Automobile Receivables Trust 2014-2,
                               Floating Rate Note, 10/10/17                                       438,472
 2,000,000            0.49     BA Credit Card Trust, Floating Rate Note, 1/15/20                1,998,846
 6,400,000            0.47     BA Credit Card Trust, Floating Rate Note, 9/16/19                6,396,288
 2,350,000            0.73     Cabela's Credit Card Master Note Trust, Floating
                               Rate Note, 2/18/20 (144A)                                        2,351,276
 1,600,000            0.55     Cabela's Credit Card Master Note Trust, Floating
                               Rate Note, 3/16/20                                               1,597,304
 3,630,000            0.80     Cabela's Credit Card Master Note Trust, Floating
                               Rate Note, 6/17/19 (144A)                                        3,635,158
    75,574                     California Republic Auto Receivables Trust 2012-1,
                               1.18%, 8/15/17 (144A)                                               75,585
   154,312                     California Republic Auto Receivables Trust 2013-1,
                               1.41%, 9/17/18 (144A)                                              154,743
 3,400,000            0.28     Capital One Multi-Asset Execution Trust, Floating
                               Rate Note, 12/16/19                                              3,389,613
 1,950,000            0.38     Capital One Multi-Asset Execution Trust, Floating
                               Rate Note, 2/15/19                                               1,949,846
 5,470,000            0.29     Capital One Multi-Asset Execution Trust, Floating
                               Rate Note, 6/17/19                                               5,455,937
 6,945,000            0.29     Capital One Multi-Asset Execution Trust, Floating
                               Rate Note, 8/15/18                                               6,944,306
 4,600,000            0.66     CarMax Auto Owner Trust 2015-3, Floating Rate
                               Note, 11/15/18                                                   4,596,587
    18,313            0.93     Chase Funding Trust Series 2002-4, Floating Rate
                               Note, 10/25/32                                                      16,991
 6,300,000            0.25     Chase Issuance Trust, Floating Rate Note, 3/15/19                6,276,306
 1,650,000                     Citibank Credit Card Issuance Trust, 5.1%, 11/20/17              1,659,877
 3,490,000            0.51     Citibank Credit Card Issuance Trust, Floating Rate
                               Note, 11/7/18                                                    3,488,621
 9,931,000            0.43     Citibank Credit Card Issuance Trust, Floating Rate
                               Note, 2/7/18                                                     9,931,000
 5,495,000            0.40     Citibank Credit Card Issuance Trust, Floating Rate
                               Note, 5/9/18                                                     5,493,906
   259,100                     CPS Auto Receivables Trust 2013-B, 1.82%,
                               9/15/20 (144A)                                                     258,171
   282,775                     CPS Auto Receivables Trust 2014-A, 1.21%, 8/15/18                  282,189
 1,565,720                     CPS Auto Receivables Trust 2014-C, 1.31%,
                               2/15/19 (144A)                                                   1,556,254

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 35

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Consumer Finance -- (continued)
   267,158                     CPS Auto Trust, 1.48%, 3/16/20 (144A)                      $       266,720
   330,274                     CPS Auto Trust, 1.82%, 12/16/19 (144A)                             329,781
   330,000                     Credit Acceptance Auto Loan Trust 2013-2, 1.5%,
                               4/15/21 (144A)                                                     330,244
 1,200,160                     Dell Equipment Finance Trust 2014-1, 0.64%,
                               7/22/16 (144A)                                                   1,199,410
     5,059                     First Investors Auto Owner Trust 2012-2, 1.47%,
                               5/15/18 (144A)                                                       5,062
 1,775,000                     First Investors Auto Owner Trust 2013-1, 2.53%,
                               1/15/20 (144A)                                                   1,772,309
 1,022,475                     First Investors Auto Owner Trust 2013-2, 1.23%,
                               3/15/19 (144A)                                                   1,022,647
 1,060,656                     First Investors Auto Owner Trust 2014-2, 0.86%,
                               8/15/18 (144A)                                                   1,059,855
 1,392,326                     First Investors Auto Owner Trust 2014-3, 1.06%,
                               11/15/18 (144A)                                                  1,392,069
 4,400,000            1.04     First National Master Note Trust, Floating Rate
                               Note, 9/15/20                                                    4,400,080
 1,093,932            0.37     Ford Credit Auto Lease Trust 2014-B, Floating Rate
                               Note, 3/15/17                                                    1,093,675
 2,305,110            0.46     Ford Credit Auto Owner Trust 2015-A, Floating Rate
                               Note, 1/15/18                                                    2,303,883
   350,000            0.59     Ford Credit Floorplan Master Owner Trust A, Floating
                               Rate Note, 1/15/18                                                 349,927
   900,000            0.61     Ford Credit Floorplan Master Owner Trust A, Floating
                               Rate Note, 2/15/19                                                 898,024
 4,300,000            0.45     Golden Credit Card Trust, Floating Rate Note,
                               2/15/18 (144A)                                                   4,299,170
   990,000            0.63     Golden Credit Card Trust, Floating Rate Note,
                               9/15/18 (144A)                                                     990,514
   286,172                     Honda Auto Receivables 2012-4 Owner Trust,
                               0.52%, 8/18/16                                                     286,120
    66,736                     Honda Auto Receivables 2013-1 Owner Trust,
                               0.48%, 11/21/16                                                     66,720
   359,040                     Honda Auto Receivables 2013-2 Owner Trust,
                               0.53%, 2/16/17                                                     358,885
   417,938                     Honda Auto Receivables 2014-1 Owner Trust,
                               0.41%, 9/21/16                                                     417,820
   225,794                     Hyundai Auto Receivables Trust 2012-A, 0.95%,
                               12/15/16                                                           225,809
    18,067                     Hyundai Auto Receivables Trust 2014-B, 0.44%,
                               2/15/17                                                             18,062
 1,825,000            0.63     Master Credit Card Trust II, Floating Rate Note,
                               1/22/18 (144A)                                                   1,825,827
    39,603            0.38     Mercedes Benz Auto Lease Trust 2014-A, Floating
                               Rate Note, 6/15/16                                                  39,602

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Consumer Finance -- (continued)
   655,039                     Nissan Auto Receivables 2013-A Owner Trust,
                               0.5%, 5/15/17                                              $       654,776
   782,987                     Volkswagen Auto Lease Trust 2014-A, 0.52%,
                               10/20/16                                                           782,732
   202,846            0.43     Volkswagen Auto Lease Trust 2014-A, Floating Rate
                               Note, 10/20/16                                                     202,382
   538,652                     Volvo Financial Equipment LLC Series 2013-1,
                               0.74%, 3/15/17 (144A)                                              538,664
   350,659                     Volvo Financial Equipment LLC Series 2014-1,
                               0.54%, 11/15/16 (144A)                                             350,597
                                                                                          ---------------
                                                                                          $   108,039,285
---------------------------------------------------------------------------------------------------------
                               Asset Management & Custody Banks -- 0.6%
   566,565            0.75     Accredited Mortgage Loan Trust 2005-1, Floating Rate
                               Note, 4/25/35                                              $       562,738
 4,702,608                     Engs Commercial Finance Trust 2015-1, 0.7%,
                               8/22/16 (144A)                                                   4,702,622
   595,563                     Horizon Funding Trust 2013-1, 3.0%, 5/15/18 (144A)                 597,424
   349,465                     Navitas Equipment Receivables LLC 2013-1, 1.95%,
                               11/15/16                                                          349,483
 5,024,700                     Newstar Commercial Lease Funding 2015-1 LLC,
                               3.27%, 4/15/19 (144A)                                            5,013,741
 1,957,866                     RMAT 2015-1 LLC, 4.09%, 7/27/20 (Step) (144A)                    1,959,108
 3,700,828                     VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                   3,693,552
                                                                                          ---------------
                                                                                          $    16,878,668
---------------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.5%
   235,996            0.95     Chesapeake Funding LLC, Floating Rate Note,
                               11/7/23 (144A)                                             $       235,996
   250,000            2.20     Chesapeake Funding LLC, Floating Rate Note,
                               11/7/23 (144A)                                                     250,200
 2,700,000            0.70     Chesapeake Funding LLC, Floating Rate Note,
                               2/7/27 (144A)                                                    2,680,668
 1,000,000            1.95     Chesapeake Funding LLC, Floating Rate Note,
                               2/7/27 (144A)                                                    1,001,569
 2,047,901            0.62     Chesapeake Funding LLC, Floating Rate Note, 3/7/26               2,041,647
   600,081            1.45     Chesapeake Funding LLC, Floating Rate Note,
                               4/7/24 (144A)                                                      601,376
   675,595            0.65     Chesapeake Funding LLC, Floating Rate Note,
                               5/7/24 (144A)                                                      675,181
 3,534,000            2.05     Chesapeake Funding LLC, Floating Rate Note,
                               5/7/24 (144A)                                                    3,536,029
 1,709,252                     Westlake Automobile Receivables Trust 2014-1,
                               0.7%, 5/15/17 (144A)                                             1,708,654
                                                                                          ---------------
                                                                                          $    12,731,320
                                                                                          ---------------
                               Total Diversified Financials                               $   211,984,632
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 37

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------

                               REAL ESTATE -- 0.0%+
                               Real Estate Services -- 0.0%+
   412,446            0.38     HSI Asset Securitization Corp. Trust 2006-OPT1,
                               Floating Rate Note, 12/25/35                               $       405,250
                                                                                          ---------------
                               Total Real Estate                                          $       405,250
---------------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 0.2%
                               Government -- 0.2%
 2,685,214            2.19     Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 10/25/23                                        $     2,709,977
   610,435                     Federal Home Loan Banks, 2.9%, 4/20/17                             625,865
 1,355,642            1.64     Freddie Mac Structured Agency Credit Risk Debt Notes,
                               Floating Rate Note, 11/25/23                                     1,357,098
   421,094            0.84     Fremont Home Loan Trust 2005-B, Floating Rate
                               Note, 4/25/35                                                      420,357
                                                                                          ---------------
                                                                                          $     5,113,297
                                                                                          ---------------
                               Total Government                                           $     5,113,297
---------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $680,704,525)                                        $   680,766,836
---------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- 28.1%
                               ENERGY -- 0.1%
                               Oil & Gas Exploration & Production -- 0.1%
 3,535,061            0.55     Four Corners CLO III, Ltd., Floating Rate Note,
                               7/22/20 (144A)                                             $     3,504,350
                                                                                          ---------------
                               Total Energy                                               $     3,504,350
---------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.0%+
                               Trucking -- 0.0%+
   613,025            0.75     Hertz Fleet Lease Funding LP, Floating Rate Note,
                               12/10/27 (144A)                                            $       613,025
   500,000            1.25     Hertz Fleet Lease Funding LP, Floating Rate Note,
                               12/10/27 (144A)                                                    499,802
                                                                                          ---------------
                                                                                          $     1,112,827
                                                                                          ---------------
                               Total Transportation                                       $     1,112,827
---------------------------------------------------------------------------------------------------------
                               BANKS -- 21.4%
                               Thrifts & Mortgage Finance -- 21.4%
   276,997                     A10 Securitization 2013-1 LLC, 2.4%,
                               11/17/25 (144A)                                            $       277,876
 3,209,653            0.95     Aberdeen Loan Funding, Ltd., Floating Rate Note,
                               11/1/18 (144A)                                                   3,181,741
 1,750,000            1.95     Aberdeen Loan Funding, Ltd., Floating Rate Note,
                               11/1/18 (144A)                                                   1,745,119
 2,256,444            0.50     ACAS CLO 2007-1, Ltd., Floating Rate Note,
                               4/20/21 (144A)                                                   2,249,873

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 2,500,000            1.65     ACRE Commercial Mortgage Trust 2014-FL2, Floating
                               Rate Note, 8/15/31 (144A)                                  $     2,500,602
 3,282,334            1.20     ACRE Commercial Mortgage Trust 2014-FL2, Floating
                               Rate Note, 8/15/31 (144A)                                        3,262,263
 1,030,751            0.47     Adjustable Rate Mortgage Trust 2005-5, Floating
                               Rate Note, 9/25/35                                                 967,334
   480,321            0.82     Alternative Loan Trust 2003-3T1, Floating Rate
                               Note, 5/25/33                                                      473,847
    86,189                     Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34                     86,282
 2,068,274            0.77     Alternative Loan Trust 2004-6CB, Floating Rate
                               Note, 4/25/34                                                    2,003,018
 1,000,000            1.09     Alternative Loan Trust 2004-J13, Floating Rate
                               Note, 2/25/35                                                      972,907
 3,000,000            1.59     Apidos CLO IX, Floating Rate Note, 7/17/23 (144A)                2,993,221
 5,000,000            1.96     Arbor Realty Collateralized Loan Obligation 2015-FL1,
                               Ltd., Floating Rate Note, 3/15/25 (144A)                         5,000,000
 1,223,070            1.72     Arran Residential Mortgages Funding 2010-1 Plc,
                               Floating Rate Note, 5/16/47 (144A)                               1,224,793
 1,925,976            0.48     ASG Resecuritization Trust 2010-3, Floating Rate
                               Note, 12/29/45 (144A)                                            1,852,808
 3,613,000            2.41     BAMLL Commercial Mortgage Securities Trust
                               2014-FL1, Floating Rate Note, 12/17/31 (144A)                    3,610,785
 1,920,000            1.31     BAMLL Commercial Mortgage Securities Trust
                               2014-ICTS, Floating Rate Note, 6/15/28 (144A) (e)                1,914,104
 3,490,000            2.81     BAMLL Commercial Mortgage Securities Trust
                               2014-INLD REMICS, Floating Rate Note,
                               12/17/29 (144A)                                                  3,486,287
 7,000,000            2.44     BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate
                               Note, 10/26/44 (144A)                                            6,894,594
   882,607            5.37     Banc of America Commercial Mortgage Trust 2006-1,
                               Floating Rate Note, 9/10/45                                        883,376
 3,590,000            5.46     Banc of America Commercial Mortgage Trust 2006-1,
                               Floating Rate Note, 9/10/45                                      3,616,451
 1,941,555            0.53     Banc of America Funding 2005-A Trust, Floating Rate
                               Note, 2/20/35                                                    1,877,270
 1,201,520            5.32     Banc of America Merrill Lynch Commercial Mortgage,
                               Inc., Floating Rate Note, 9/10/47                                1,200,266
   100,807            3.14     Banc of America Mortgage 2003-A Trust, Floating
                               Rate Note, 2/25/33                                                  99,810
   325,506            2.75     Banc of America Mortgage 2003-F Trust, Floating
                               Rate Note, 7/25/33                                                 327,910
 1,468,788            2.73     Banc of America Mortgage 2004-D Trust, Floating
                               Rate Note, 5/25/34                                               1,474,659
   379,746            2.55     Banc of America Mortgage 2004-I Trust, Floating
                               Rate Note, 10/25/34                                                371,260

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 39

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   331,897            1.19     Bayview Commercial Asset Trust 2008-1, Floating
                               Rate Note, 1/25/38 (144A)                                  $       331,503
 3,971,802            1.81     BBCMS Trust 2014-BXO REMICS, Floating Rate
                               Note, 8/16/27 (144A)                                             3,933,879
 3,150,000            2.21     BBCMS Trust 2015-SLP, Floating Rate Note,
                               2/15/28 (144A)                                                   3,111,472
 1,596,852            2.97     BCAP LLC 2009-RR13-I Trust, Floating Rate Note,
                               9/26/35 (144A)                                                   1,628,297
   681,728            2.55     BCAP LLC 2013-RR3 Trust, Floating Rate Note,
                               5/28/36 (144A)                                                     687,434
   937,306            2.98     BCAP LLC 2013-RR7 Trust, Floating Rate Note,
                               12/27/34                                                           964,490
   987,538            1.03     Bear Stearns ALT-A Trust 2004-11, Floating Rate
                               Note, 11/25/34                                                     966,660
 1,762,504            0.89     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                                    1,719,460
 1,116,898            1.03     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                                    1,056,718
 2,833,387            1.03     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                                    2,692,293
 2,815,604            0.89     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                               Note, 1/25/35                                                    2,747,281
   519,710            0.93     Bear Stearns ALT-A Trust 2004-13, Floating Rate
                               Note, 11/25/34                                                     512,230
 2,406,636            0.79     Bear Stearns ALT-A Trust 2004-4, Floating Rate
                               Note, 6/25/34                                                    2,304,111
 1,107,147            2.59     Bear Stearns ARM Trust 2003-3, Floating Rate
                               Note, 5/25/33                                                    1,111,614
   324,016            2.92     Bear Stearns ARM Trust 2004-3, Floating Rate
                               Note, 7/25/34                                                      314,677
   478,037            2.38     Bear Stearns ARM Trust 2005-5, Floating Rate
                               Note, 8/25/35                                                      482,760
   241,123            1.29     Bear Stearns Asset Backed Securities Trust 2003-AC5,
                               Floating Rate Note, 10/25/33                                       223,767
 1,262,624            5.40     Bear Stearns Commercial Mortgage Securities
                               Trust 2005-PWR10, Floating Rate Note, 12/11/40                   1,262,659
   755,160            4.99     Bear Stearns Commercial Mortgage Securities
                               Trust 2005-PWR9, Floating Rate Note, 9/11/42                       756,072
 2,949,769            5.60     Bear Stearns Commercial Mortgage Securities
                               Trust 2006-PWR11, Floating Rate Note, 3/11/39                    2,972,857
 2,774,753            5.89     Bear Stearns Commercial Mortgage Securities
                               Trust 2006-PWR12, Floating Rate Note, 9/11/38                    2,824,551
   381,746            2.74     Bear Stearns Mortgage Securities, Inc., Floating
                               Rate Note, 6/25/30                                                 390,139
 2,957,456            2.69     Bellemeade Re, Ltd., Floating Rate Note,
                               7/25/25 (144A)                                                   2,955,608

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   150,000            1.56     BLCP Hotel Trust, Floating Rate Note,
                               8/15/29 (144A)                                             $       147,979
 1,375,000            1.96     Boca Hotel Portfolio Trust 2013-BOCA, Floating
                               Rate Note, 8/17/26 (144A)                                        1,372,027
 3,823,000            3.06     BXHTL 2015-JWRZ Mortgage Trust, Floating Rate
                               Note, 5/15/29 (144A)                                             3,780,760
 2,794,054            0.55     Callidus Debt Partners Clo Fund VI, Ltd., Floating
                               Rate Note, 10/23/21 (144A)                                       2,736,086
 3,300,000            2.06     Carefree Portfolio Trust 2014-CARE, Floating
                               Rate Note, 11/15/29 (144A)                                       3,316,903
 4,900,000            2.71     CDGJ Commercial Mortgage Trust 2014-BXCH,
                               Floating Rate Note, 12/15/27 (144A)                              4,869,860
 4,500,000            2.35     CFCRE 2015-RUM Mortgage Trust, Floating Rate
                               Note, 7/15/30 (144A)                                             4,426,866
 1,050,000            1.41     CGBAM Commercial Mortgage Trust 2014-HD,
                               Floating Rate Note, 2/18/31 (144A)                               1,042,797
 5,670,000            1.16     CG-CCRE Commercial Mortgage Trust 2014-FL1,
                               Floating Rate Note, 6/16/31 (144A)                               5,645,829
 6,770,000            2.11     CGWF Commercial Mortgage Trust 2013-RKWH
                               REMICS, Floating Rate Note, 11/15/30 (144A)                      6,768,010
   118,138                     Chase Mortgage Finance Trust Series 2005-S1,
                               5.5%, 5/25/35                                                      118,755
   110,299            0.52     Chevy Chase Funding LLC Mortgage-Backed
                               Certificates Series 2004-1, Floating Rate Note,
                               1/25/35 (144A)                                                     100,072
    50,355            0.49     Chevy Chase Funding LLC Mortgage-Backed
                               Certificates Series 2004-3, Floating Rate Note,
                               8/25/35 (144A)                                                      46,371
   657,856            0.69     CHL Mortgage Pass-Through Trust 2003-15 REMICS,
                               Floating Rate Note, 6/25/18                                        642,130
   169,799            0.57     CIFC Funding 2007-I, Ltd., Floating Rate Note,
                               5/10/21 (144A)                                                     167,587
     6,492                     Citicorp Mortgage Securities REMIC Pass-Through
                               Certificates Trust Series 2005-4, 5.0%, 7/25/20                      6,710
 1,124,754                     Citicorp Mortgage Securities REMIC Pass-Through
                               Certificates Trust Series 2005-7, 5.0%, 10/25/35                 1,149,454
 4,900,000            5.97     Citigroup Commercial Mortgage Trust 2006-C4,
                               Floating Rate Note, 3/17/49                                      4,978,679
 3,000,000            2.31     Citigroup Commercial Mortgage Trust 2015-SSHP
                               REMICS, Floating Rate Note, 9/15/27 (144A)                       3,001,437
 1,759,359                     Citigroup Mortgage Loan Trust 2010-4 REMICS,
                               5.0%, 10/25/35 (144A)                                            1,826,078
   110,813            1.20     Citigroup Mortgage Loan Trust 2010-7 REMICS,
                               Floating Rate Note, 9/25/37 (144A)                                 110,735
     2,022                     Citigroup Mortgage Loan Trust, Inc., 6.5%, 6/25/16                   2,019

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 41

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   950,000            4.65     City Center Trust 2011-CCHP, Floating Rate Note,
                               7/17/28 (144A)                                             $       957,484
 1,311,961            0.79     CNL Commercial Mortgage Loan Trust 2002-1, Floating
                               Rate Note, 10/25/28 (144A)                                       1,259,483
 4,500,000            2.10     Colony Mortgage Capital Series 2015-FL3, Ltd., Floating
                               Rate Note, 9/5/32 (144A)                                         4,500,000
 2,956,529            5.95     COMM 2006-C7 Mortgage Trust, Floating Rate
                               Note, 6/10/46                                                    3,000,135
 4,970,000            2.36     COMM 2014-FL5 Mortgage Trust, Floating Rate
                               Note, 10/17/31 (144A)                                            4,943,475
 5,740,000            1.84     COMM 2014-KYO Mortgage Trust, Floating Rate
                               Note, 6/11/27 (144A)                                             5,670,121
 2,300,000            1.01     COMM 2014-PAT Mortgage Trust REMICS, Floating
                               Rate Note, 8/13/27 (144A)                                        2,277,046
 2,722,000            1.80     COMM 2014-PAT Mortgage Trust, Floating Rate
                               Note, 8/13/27 (144A)                                             2,671,866
 5,454,000            1.96     COMM 2014-SAVA Mortgage Trust, Floating Rate
                               Note, 6/15/34 (144A)                                             5,425,852
 7,340,000            1.81     COMM 2014-TWC Mortgage Trust, Floating Rate
                               Note, 2/13/32 (144A)                                             7,319,499
   697,463            2.14     Commercial Mortgage Pass Through Certificates,
                               Floating Rate Note, 11/19/26 (144A)                                696,206
 3,500,000            1.80     Commercial Mortgage Pass Through Certificates,
                               Floating Rate Note, 11/19/26 (144A)                              3,497,392
 2,533,631            5.28     Commercial Mortgage Trust 2005-GG5, Floating
                               Rate Note, 4/10/37                                               2,532,866
 4,500,000            2.73     Cratos CLO, Ltd., Floating Rate Note, 5/19/21 (144A)             4,488,813
 3,450,988            5.61     Credit Suisse Commercial Mortgage Trust Series
                               2006-C1, Floating Rate Note, 2/15/39                             3,454,881
 1,907,194            5.86     Credit Suisse Commercial Mortgage Trust Series
                               2006-C2, Floating Rate Note, 3/15/39                             1,930,468
 4,434,000            6.01     Credit Suisse Commercial Mortgage Trust Series
                               2006-C3 REMICS, Floating Rate Note, 6/15/38                      4,548,951
   352,836            0.93     Credit Suisse First Boston Mortgage Securities Corp.,
                               Floating Rate Note, 6/25/34                                        342,174
 1,539,893            0.46     Credit Suisse First Boston Mortgage Securities, 05-6,
                               Floating Rate Note, 7/25/35                                      1,504,394
   841,173            2.80     Credit Suisse Mortgage Capital Certificates REMICS,
                               Floating Rate Note, 7/27/36 (144A)                                 850,618
 3,624,899            1.78     Crown Point CLO, Ltd., Floating Rate Note,
                               11/21/22 (144A)                                                  3,610,743
 2,300,000            2.46     CSMC 2015-TWNI Trust, Floating Rate Note,
                               3/15/28 (144A)                                                   2,280,673
 6,470,000            1.45     CSMC Series 2014-ICE, Floating Rate Note,
                               4/15/27 (144A)                                                   6,439,313

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 3,500,000            2.06     CSMC Trust 2015-DEAL, Floating Rate Note,
                               4/16/29 (144A)                                             $     3,467,226
 3,750,000            3.06     CSMC Trust 2015-SAND, Floating Rate Note,
                               8/15/30 (144A)                                                   3,750,360
 1,460,000            1.51     Del Coronado Trust 2013-DEL, Floating Rate Note,
                               3/16/26 (144A)                                                   1,455,912
 1,850,000            1.80     EQTY 2014-INNS Mortgage Trust REMICS, Floating
                               Rate Note, 5/8/31 (144A)                                         1,822,862
 3,530,000            1.40     EQTY 2014-INNS Mortgage Trust, Floating Rate
                               Note, 5/8/31 (144A)                                              3,492,554
   139,391            1.30     Extended Stay America Trust 2013-ESH, Floating Rate
                               Note, 12/5/31 (144A)                                               138,783
   785,627            2.71     First Horizon Mortgage Pass-Through Trust 2003-AR3,
                               Floating Rate Note, 9/25/33                                        786,682
 1,750,000            0.74     Fore CLO, Ltd., Floating Rate Note, 7/20/19 (144A)               1,732,434
 2,555,760                     Freddie Mac, 4.0%, 12/15/23                                      2,601,828
 7,251,735            4.20     FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                               Rate Note, 9/25/21 (144A)                                        7,255,715
 3,750,000            1.69     Gale Force 3 Clo, Ltd., Floating Rate Note,
                               4/19/21 (144A)                                                   3,554,716
   690,115                     Global Mortgage Securitization, Ltd., 5.25%, 4/25/32               666,944
   371,436            0.51     Global Mortgage Securitization, Ltd., Floating Rate
                               Note, 11/25/32 (144A)                                              361,488
 3,570,630            0.46     Global Mortgage Securitization, Ltd., Floating Rate
                               Note, 4/25/32                                                    3,419,250
 3,764,123            5.23     GMAC Commercial Mortgage Securities Inc Series
                               2006-C1 Trust, Floating Rate Note, 11/10/45                      3,770,537
 3,500,000            3.05     Goldman Sachs Asset Management CLO Plc, Floating
                               Rate Note, 8/1/22 (144A)                                         3,484,348
 3,350,000            1.51     GP Portfolio Trust 2014-GGP, Floating Rate Note,
                               2/16/27 (144A)                                                   3,314,406
 2,072,134            5.55     GS Mortgage Securities Trust 2006-GG6 REMICS,
                               Floating Rate Note, 4/10/38                                      2,072,215
 2,000,000            1.96     GS Mortgage Securities Trust 2014-GSFL, Floating
                               Rate Note, 7/15/31 (144A)                                        1,989,728
 1,179,189            0.97     GSAA Home Equity Trust 2004-6, Floating Rate
                               Note, 6/25/34                                                    1,144,807
   246,040            0.93     GSAA Home Equity Trust 2004-8, Floating Rate
                               Note, 9/25/34                                                      242,462
   678,794            2.72     HarborView Mortgage Loan Trust 2004-1, Floating
                               Rate Note, 4/19/34                                                 677,397
   248,553            1.32     HarborView Mortgage Loan Trust 2004-4, Floating
                               Rate Note, 6/19/34                                                 240,176
 1,421,425            1.29     Homestar Mortgage Acceptance Corp. REMICS,
                               Floating Rate Note, 9/25/34                                      1,407,924

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 43

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 4,009,668            0.83     Homestar Mortgage Acceptance Corp., Floating Rate
                               Note, 3/25/34                                              $     3,845,172
   739,019            0.89     Homestar Mortgage Acceptance Corp., Floating Rate
                               Note, 6/25/34                                                      727,886
 1,498,713            0.64     Homestar Mortgage Acceptance Corp., Floating Rate
                               Note, 7/25/34                                                    1,486,373
 1,545,624            0.77     Homestar Mortgage Acceptance Corp., Floating Rate
                               Note, 7/25/34                                                    1,539,602
 2,480,000            1.91     Hyatt Hotel Portfolio Trust 2015-HYT, Floating Rate
                               Note, 11/15/29 (144A)                                            2,487,641
   479,904            1.10     Impac CMB Trust Series 2003-8, Floating Rate
                               Note, 10/25/33                                                     462,277
 1,932,608            0.84     Impac CMB Trust Series 2004-4, Floating Rate
                               Note, 9/25/34                                                    1,846,537
 1,684,431            0.82     Impac CMB Trust Series 2004-4, Floating Rate
                               Note, 9/25/34                                                    1,609,893
   474,259            1.04     Impac CMB Trust Series 2004-5, Floating Rate
                               Note, 8/25/34                                                      465,549
   481,353            0.99     Impac CMB Trust Series 2004-6, Floating Rate
                               Note, 10/25/34                                                     458,740
 1,599,513            1.02     Impac CMB Trust Series 2004-8, Floating Rate
                               Note, 8/25/34                                                    1,542,223
   233,276            2.82     Impac CMB Trust Series 2004-8, Floating Rate
                               Note, 8/25/34                                                      223,933
   816,001            0.55     Impac Secured Assets Trust 2006-2, Floating Rate
                               Note, 8/25/36                                                      796,456
   763,799            0.40     Impac Secured Assets Trust 2006-5, Floating Rate
                               Note, 12/25/36                                                     722,426
   111,750            6.45     JP Morgan Chase Commercial Mortgage Securities
                               Corp. Pass-Through Certificates Series 2002 CIBC4,
                               Floating Rate Note, 5/12/34                                        115,000
   222,600            4.84     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2004-LN2, Floating Rate Note, 7/15/41                        221,778
 2,808,513            5.04     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2005-LDP4, Floating Rate Note, 10/15/42                    2,807,797
 1,525,646            0.49     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2006-FL2, Floating Rate Note, 11/15/18 (144A)              1,495,545
   167,333            0.57     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2006-FL2, Floating Rate Note, 11/15/18 (144A)                160,146
 3,512,000            5.56     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2006-LDP6, Floating Rate Note, 4/15/43                     3,542,438
    71,491            0.36     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2006-LDP9, Floating Rate Note, 5/15/47                        70,848
 5,876,568                     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2007-CIBC18, 5.44%, 6/12/47                                6,087,455

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 5,600,000            1.46     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-BXH, Floating Rate Note, 4/15/27 (144A)         $     5,591,454
 4,280,000            1.61     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-CBM, Floating Rate Note,
                               10/15/29 (144A)                                                  4,241,493
 3,470,000            2.16     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-CBM, Floating Rate Note,
                               10/15/29 (144A)                                                  3,436,469
 3,510,000            1.70     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FBLU REMICS, Floating Rate Note,
                               12/15/28 (144A)                                                  3,508,800
 2,910,000            2.20     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FBLU, Floating Rate Note,
                               12/15/28 (144A)                                                  2,911,406
 1,700,000            1.96     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL4, Floating Rate Note, 12/16/30 (144A)              1,697,618
 2,500,000            2.31     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL5 REMICS, Floating Rate Note,
                               7/15/31 (144A)                                                   2,487,478
 4,240,000            1.61     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-FL6, Floating Rate Note, 11/17/31 (144A)              4,221,654
 3,750,000            1.13     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)               3,723,045
 3,500,000            1.91     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)               3,484,159
 3,770,000            1.81     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-PHH, Floating Rate Note, 8/16/27 (144A)               3,765,084
 4,000,000            2.46     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2015-COSMO, Floating Rate Note,
                               1/15/32 (144A)                                                   3,971,296
 3,600,000            2.01     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2015-FL7, Floating Rate Note, 5/15/28                      3,552,793
 4,500,000            2.94     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2015-SGP, Floating Rate Note, 7/15/36 (144A)               4,500,000
 5,900,278            0.69     JP Morgan Seasoned Mortgage Trust 2014-1,
                               Floating Rate Note, 5/25/33 (144A)                               5,631,530
 3,687,713            1.73     Lanark Master Issuer Plc, Floating Rate Note,
                               12/22/54 (144A)                                                  3,700,799
 1,059,967            0.83     Lanark Master Issuer Plc, Floating Rate Note,
                               12/22/54 (144A)                                                  1,060,438
    80,144                     LB-UBS Commercial Mortgage Trust 2004-C1,
                               4.568%, 1/15/31                                                     80,895
 2,048,302                     LB-UBS Commercial Mortgage Trust 2006-C1
                               REMICS, 5.156%, 2/15/31                                          2,051,429
 3,800,000            6.05     LB-UBS Commercial Mortgage Trust 2006-C4,
                               Floating Rate Note, 6/15/38                                      3,882,908
   463,320            1.55     LCM X LP, Floating Rate Note, 4/15/22 (144A)                       462,881

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 45

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
   804,370            1.15     Lehman Brothers Small Balance Commercial
                               Mortgage Trust 2007-3 Class 1A4, Floating Rate
                               Note, 10/25/37 (144A)                                      $       800,356
 1,213,249            1.25     Lehman Brothers Small Balance Commercial
                               Mortgage Trust 2007-3, Floating Rate Note,
                               10/25/37 (144A)                                                  1,207,861
   770,347            0.42     Lehman Brothers Small Balance Commercial,
                               Floating Rate Note, 4/25/31 (144A)                                 732,522
 2,021,839            0.43     Lehman Brothers Small Balance Commercial,
                               Floating Rate Note, 4/25/31 (144A)                               1,929,263
 2,190,928            0.90     Lehman XS Trust Series 2005-2, Floating Rate
                               Note, 8/25/35                                                    2,075,438
 7,319,332            2.20     LSTAR Securities Investment Trust 2014-2, Floating
                               Rate Note, 11/1/19 (144A)                                        7,282,707
 3,461,166            2.20     LSTAR Securities Investment Trust 2015-5, Floating
                               Rate Note, 4/1/20 (144A)                                         3,450,751
 4,130,442            2.19     LSTAR Securities Investment Trust 2015-7, Floating
                               Rate Note, 7/1/20 (144A)                                         4,073,087
 2,884,471            2.20     LSTAR Securities Investment Trust 2015-8, Floating
                               Rate Note, 8/1/20 (144A)                                         2,849,924
   701,901            2.24     MASTR Adjustable Rate Mortgages Trust 2003-3,
                               Floating Rate Note, 9/25/33                                        703,924
 1,330,601            0.54     MASTR Alternative Loan Trust 2005-1, Floating
                               Rate Note, 2/25/35                                               1,304,842
   141,042            0.60     MASTR Asset Securitization Trust 2003-6, Floating
                               Rate Note, 7/25/18                                                 136,923
 1,101,332            0.65     Mellon Residential Funding Corp. Mortgage
                               Pass-Through Trust Series 2000-TBC3, Floating
                               Rate Note, 12/15/30                                              1,050,195
 1,070,281            2.55     Merrill Lynch Mortgage Investors Trust Series 2005-A9,
                               Floating Rate Note, 12/25/35                                     1,063,283
 1,422,103            1.35     Merrill Lynch Mortgage Investors Trust Series
                               MLCC 2003-A, Floating Rate Note, 3/25/28                         1,326,754
 1,393,156            0.87     Merrill Lynch Mortgage Investors Trust Series
                               MLCC 2003-B, Floating Rate Note, 4/25/28                         1,348,221
 1,813,931            0.85     Merrill Lynch Mortgage Investors Trust Series
                               MLCC 2003-C REMICS, Floating Rate Note, 6/25/28                  1,724,854
 1,309,592            1.14     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-C, Floating Rate Note, 6/25/28                              1,290,925
 1,592,488            0.81     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-E, Floating Rate Note, 10/25/28                             1,520,532
   731,878            0.83     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-G, Floating Rate Note, 1/25/29                                700,674
   190,092            1.86     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-G, Floating Rate Note, 1/25/29                                189,222
 1,271,228            0.83     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2003-H, Floating Rate Note, 1/25/29                              1,251,939

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 1,773,393            0.65     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-A REMICS, Floating Rate Note, 4/25/29                 $     1,702,195
   371,246            0.96     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-B, Floating Rate Note, 5/25/29                                360,659
 2,061,464            0.75     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-C, Floating Rate Note, 7/25/29                              1,922,233
   111,766            1.44     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-C, Floating Rate Note, 7/25/29                                106,996
   689,850            2.10     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-D, Floating Rate Note, 9/25/29                                689,816
 2,442,852            1.25     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-E, Floating Rate Note, 11/25/29                             2,359,054
 2,336,177            0.75     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-G, Floating Rate Note, 1/25/30                              2,199,179
 1,111,846            1.04     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-G, Floating Rate Note, 1/25/30                              1,080,953
 2,142,108            0.65     Merrill Lynch Mortgage Investors Trust Series MLCC
                               2005-A, Floating Rate Note, 3/25/30                              2,080,704
 2,118,318            5.29     Merrill Lynch Mortgage Trust 2005-LC1, Floating Rate
                               Note, 1/12/44                                                    2,117,770
 6,475,000            5.78     Merrill Lynch Mortgage Trust 2006-C2, Floating Rate
                               Note, 8/12/43                                                    6,667,573
 5,410,000            6.03     Merrill Lynch Mortgage Trust 2007-C1, Floating Rate
                               Note, 6/12/50                                                    5,641,326
 3,700,000            6.07     ML-CFC Commercial Mortgage Trust 2006-2, Floating
                               Rate Note, 6/12/46                                               3,776,527
 3,200,000            5.79     Morgan Stanley Capital I Trust 2006-HQ9, Floating
                               Rate Note, 7/12/44                                               3,281,059
   137,820            5.16     Morgan Stanley Capital I Trust 2006-TOP21, Floating
                               Rate Note, 10/12/52                                                137,672
 2,145,094            6.01     Morgan Stanley Capital I Trust 2006-TOP23, Floating
                               Rate Note, 8/12/41                                               2,187,367
 1,591,178            5.51     Morgan Stanley Capital I Trust 2007-TOP25, Floating
                               Rate Note, 11/12/49                                              1,651,268
 3,860,000            1.96     Morgan Stanley Capital I Trust 2015-XLF1, Floating
                               Rate Note, 8/14/31 (144A)                                        3,840,673
 2,870,000            2.41     Morgan Stanley Capital I Trust 2015-XLF1, Floating
                               Rate Note, 8/14/31 (144A)                                        2,853,833
 2,369,398            0.46     Morgan Stanley Mortgage Loan Trust 2005-5AR,
                               Floating Rate Note, 9/25/35                                      2,347,266
 1,699,094            0.47     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                               Floating Rate Note, 11/25/35                                     1,641,306
   451,812            0.46     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                               Floating Rate Note, 11/25/35                                       449,266
 2,502,204            0.97     MortgageIT Trust 2004-1, Floating Rate Note,
                               11/25/34                                                         2,394,739

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 47

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 5,326,846            0.93     MortgageIT Trust 2004-2, Floating Rate Note,
                               12/25/34                                                   $     5,148,908
 1,435,069            0.71     MortgageIT Trust 2005-2, Floating Rate Note,
                               5/25/35                                                          1,370,168
   370,555            0.56     NewStar Commercial Loan Trust 2007-1, Floating
                               Rate Note, 9/30/22 (144A)                                          366,148
 2,750,000            2.19     Newstar Trust, Floating Rate Note, 1/20/23 (144A)                2,741,255
 3,561,150            3.11     Nomura Resecuritization Trust 2011-4R, Floating
                               Rate Note, 6/26/47 (144A)                                        3,572,064
 1,686,794            2.04     NorthStar 2013-1, Floating Rate Note,
                               8/27/29 (144A)                                                   1,688,377
 4,989,520            0.58     Opteum Mortgage Acceptance Corp Trust 2005-4,
                               Floating Rate Note, 11/25/35                                     4,603,461
 4,337,620            0.50     Opteum Mortgage Acceptance Corp Trust 2005-4,
                               Floating Rate Note, 11/25/35                                     4,074,452
   905,905            3.00     ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A) (e)                        905,905
   295,284                     ORES NPL 2013-LV2 LLC, 3.081%, 9/25/25 (144A)                      294,989
 3,500,000            0.54     Pepper Residential Securities Trust No 14, Floating
                               Rate Note, 6/12/16                                               3,499,758
 3,750,000            1.66     PFP 2015-2, Ltd., Floating Rate Note,
                               7/14/34 (144A)                                                   3,750,251
 5,200,000            2.35     RAIT 2014-FL2 Trust, Floating Rate Note,
                               5/15/31 (144A)                                                   5,152,430
 3,695,314            1.45     RAIT 2014-FL3 Trust, Floating Rate Note,
                               12/15/31 (144A) (e)                                              3,686,046
    57,604            0.75     RALI Series 2002-QS16 Trust, Floating Rate
                               Note, 10/25/17                                                      55,847
   585,448            0.60     RALI Series 2003-QS10 Trust, Floating Rate
                               Note, 5/25/33                                                      570,463
 1,852,345            0.70     RALI Series 2003-QS11 Trust, Floating Rate
                               Note, 6/25/33                                                    1,724,427
   788,078            0.65     RALI Series 2003-QS22 Trust, Floating Rate
                               Note, 12/26/33                                                     713,868
   629,770            0.65     RALI Series 2003-QS5 Trust, Floating Rate
                               Note, 3/25/18                                                      615,196
   846,196            0.65     RALI Series 2003-QS9 Trust, Floating Rate
                               Note, 5/25/18                                                      827,663
   422,502                     RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                         432,270
   431,185            0.80     RALI Series 2004-QS5 Trust, Floating Rate
                               Note, 4/25/34                                                      425,785
 3,012,435            0.49     RALI Series 2005-QA1 Trust, Floating Rate
                               Note, 1/25/35                                                    2,876,429
   198,887            0.59     Regatta Funding, Ltd., Floating Rate Note,
                               6/15/20 (144A)                                                     197,859
 5,197,397            1.65     RESI Finance LP 2003-CB1, Floating Rate
                               Note, 7/9/35                                                     4,811,905

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 2,205,764            1.04     RESI MAC, 2014-1A, Floating Rate Note, 6/12/19             $     2,203,116
   531,202            0.65     Residential Asset Securitization Trust 2003-A15,
                               Floating Rate Note, 2/25/34                                        490,526
   340,149            0.60     Residential Asset Securitization Trust 2003-A2,
                               Floating Rate Note, 5/25/33                                        312,537
 4,920,000            1.26     Resource Capital Corp 2014-CRE2, Ltd., Floating
                               Rate Note, 4/15/32 (144A)                                        4,886,677
 2,000,000            1.59     Resource Capital Corp 2015-CRE4, Ltd., Floating
                               Rate Note, 8/17/32 (144A) (e)                                    2,000,000
 3,000,000            2.36     Resource Capital Corp. CRE Notes 2013, Ltd., Floating
                               Rate Note, 6/15/16 (144A)                                        3,000,777
 2,719,775                     RREF 2015-LT7 LLC, 3.0%, 12/25/32 (144A)                         2,719,384
 2,532,725                     Selene Non-Performing Loans LLC, 2.9814%, 5/25/54
                               (Step) (144A)                                                    2,510,974
   151,326            0.98     Sequoia Mortgage Trust 10, Floating Rate Note,
                               10/20/27                                                           142,211
   459,488            1.08     Sequoia Mortgage Trust 2003-2, Floating Rate
                               Note, 6/20/33                                                      447,382
 2,137,798            0.84     Sequoia Mortgage Trust 2003-5, Floating Rate
                               Note, 9/20/33                                                    2,084,242
   239,632            0.86     Sequoia Mortgage Trust 2003-8, Floating Rate
                               Note, 1/20/34                                                      228,790
   477,253            0.86     Sequoia Mortgage Trust 2004-10, Floating Rate
                               Note, 11/20/34                                                     450,116
   319,388            1.78     Sequoia Mortgage Trust 2004-7, Floating Rate
                               Note, 8/20/34                                                      321,556
 2,849,114            0.68     Sequoia Mortgage Trust 2005-1, Floating Rate
                               Note, 2/20/35                                                    2,680,392
 1,057,080            0.96     Sequoia Mortgage Trust 2005-1, Floating Rate
                               Note, 2/20/35                                                    1,000,703
 1,035,218            0.92     Sequoia Mortgage Trust 4, Floating Rate
                               Note, 11/22/24                                                   1,030,619
   298,230            1.57     Springleaf Mortgage Loan Trust 2012-3, Floating Rate
                               Note, 12/26/59 (144A)                                              298,149
   920,230            1.78     Springleaf Mortgage Loan Trust 2013-2, Floating Rate
                               Note, 12/28/65 (144A)                                              920,853
   372,282            2.92     Structured Adjustable Rate Mortgage Loan Trust
                               Class 1A1, Floating Rate Note, 3/25/34                             369,764
   449,712            2.50     Structured Adjustable Rate Mortgage Loan Trust,
                               Floating Rate Note, 11/25/34                                       444,463
 3,192,140            1.04     Structured Adjustable Rate Mortgage Loan Trust,
                               Floating Rate Note, 11/25/34                                     2,936,768
   491,985            2.44     Structured Adjustable Rate Mortgage Loan Trust,
                               Floating Rate Note, 3/25/34                                        496,226
    17,621            0.59     Structured Adjustable Rate Mortgage Loan Trust,
                               Floating Rate Note, 6/25/35                                         17,618

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 49

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 2,153,686            0.56     Structured Adjustable Rate Mortgage Loan Trust,
                               Floating Rate Note, 7/25/34                                $     2,073,388
   738,754            0.92     Structured Asset Mortgage Investments II Trust
                               2004-AR1, Floating Rate Note, 3/19/34                              705,284
 3,993,081            0.90     Structured Asset Mortgage Investments II Trust
                               2004-AR8, Floating Rate Note, 5/19/35                            3,879,838
 1,679,960            1.12     Structured Asset Mortgage Investments Trust
                               2002-AR5, Floating Rate Note, 5/19/33                            1,641,057
   159,950            2.56     Structured Asset Securities Corp. Mortgage
                               Certificates Series 2003-31A, Floating Rate
                               Note, 10/25/33                                                     158,668
 1,149,549            1.13     Structured Asset Securities Corp. Mortgage
                               Pass-Through Certificates Series 1998-8, Floating
                               Rate Note, 8/25/28                                               1,136,781
   903,631            2.42     Structured Asset Securities Corp. Mortgage
                               Pass-Through Certificates Series 2003-24A,
                               Floating Rate Note, 7/25/33                                        889,528
   145,904            0.69     Structured Asset Securities Corp. Mortgage
                               Pass-Through Certificates Series 2003-35,
                               Floating Rate Note, 12/25/33                                       144,718
   352,112            0.50     Structured Asset Securities Corp. Trust 2005-14,
                               Floating Rate Note, 7/25/35                                        300,122
 3,050,000            1.56     Symphony CLO, Ltd., Floating Rate Note,
                               7/23/23 (144A)                                                   3,043,997
   592,166            1.74     Thornburg Mortgage Securities Trust 2004-4, Floating
                               Rate Note, 12/25/44                                                583,187
 2,096,598            2.19     Velocity Commercial Capital Loan Trust 2014-1,
                               Floating Rate Note, 9/25/44 (144A)                               2,091,356
   750,000            1.63     Venture XII CLO, Ltd., Floating Rate Note,
                               2/28/24 (144A)                                                     748,478
 1,218,873                     VFC 2014-2 LLC, 2.75%, 7/20/30 (144A)                            1,218,302
 1,189,488                     VFC 2015-3 LLC, 2.75%, 12/20/31 (144A)                           1,187,742
 1,959,598                     VOLT NPL X LLC, 3.375%, 10/26/54 (Step) (144A)                   1,957,294
 2,068,668            3.63     VOLT XXX LLC, 3.625%, 10/25/57 (Step) (e)                        2,065,706
 3,000,000            1.61     Voya CLO, Ltd., Floating Rate Note, 10/15/22 (144A)              2,994,255
 4,350,000            5.52     Wachovia Bank Commercial Mortgage Trust Series
                               2006-C23 REMICS, Floating Rate Note, 1/15/45                     4,382,647
 1,685,434            5.42     Wachovia Bank Commercial Mortgage Trust Series
                               2006-C23 REMICS, Floating Rate Note, 1/15/45                     1,686,337
 2,782,696            5.90     Wachovia Bank Commercial Mortgage Trust Series
                               2006-C25, Floating Rate Note, 5/15/43                            2,804,755
 4,500,000            5.60     Wachovia Bank Commercial Mortgage Trust Series
                               2006-C28 REMICS, Floating Rate Note, 10/15/48                    4,665,938
 2,500,000            2.06     Wells Fargo Commercial Mortgage Trust 2014-TISH
                               REMICS, Floating Rate Note, 2/16/27 (144A)                       2,455,995

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
 3,000,000            2.97     Wells Fargo Credit Risk Transfer Securities Trust 2015,
                               Floating Rate Note, 11/25/25 (144A)                        $     3,000,000
 5,752,834            2.74     Wells Fargo Mortgage Backed Securities 2005-AR13
                               Trust, Floating Rate Note, 5/25/35                               5,781,414
 1,062,228            0.52     Westwood CDO II, Ltd., Floating Rate Note,
                               4/25/22 (144A)                                                   1,045,606
                                                                                          ---------------
                                                                                          $   592,734,474
                                                                                          ---------------
                               Total Banks                                                $   592,734,474
---------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 1.2%
                               Other Diversified Financial Services -- 0.9%
 5,502,440            5.89     Credit Suisse Commercial Mortgage Trust Series
                               2007-C3, Floating Rate Note, 6/15/39                       $     5,750,952
 7,219,623            6.15     Credit Suisse Commercial Mortgage Trust Series
                                2007-C4 REMICS, Floating Rate Note, 9/15/39                     7,633,033
 2,200,850            0.35     Crusade Global Trust No 1 of 2007, Floating Rate
                               Note, 4/19/38                                                    2,171,848
 2,087,280            0.38     Crusade Global Trust No.2 of 2006, Floating Rate
                               Note, 11/15/37                                                   2,079,963
 4,040,407            1.70     Hilton USA Trust 2013-HLF, Floating Rate Note,
                               11/5/30 (144A)                                                   4,034,096
 1,300,814            2.10     Hilton USA Trust 2013-HLF, Floating Rate Note,
                               11/5/30 (144A)                                                   1,297,968
 2,000,000            0.53     Pepper Residential Securities Trust, Floating Rate
                               Note, 4/10/16 (144A)                                             1,998,638
   287,775            2.85     Rialto Capital Management LLC, 2.85%, 5/15/24
                               (144A) (e)                                                         287,303
                                                                                          ---------------
                                                                                          $    25,253,801
---------------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.1%
   579,477            1.69     Fosse Master Issuer Plc, Floating Rate Note,
                               10/19/54 (144A)                                            $       579,712
    73,471            2.31     Nomura Asset Acceptance Corp. Alternative Loan
                               Trust Series 2004-AR4, Floating Rate Note, 12/25/34                 73,679
     7,016                     Nomura Asset Acceptance Corp. Alternative Loan
                               Trust Series 2005-WF1, 4.786%, 3/25/35                               7,024
   887,000            1.89     Permanent Master Issuer Plc, Floating Rate Note,
                               7/15/42 (144A)                                                     887,325
                                                                                          ---------------
                                                                                          $     1,547,740
---------------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.2%
 4,591,427                     Banc of America Commercial Mortgage Trust 2007-1,
                               5.451%, 1/15/49                                            $     4,793,427
                                                                                          ---------------
                               Total Diversified Financials                               $    31,594,968
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 51

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 5.4%
                               Government -- 5.4%
 2,610,023            1.15     Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 5/25/24                                         $     2,585,645
 3,810,799            1.39     Fannie Mae Connecticut Avenue Securities, Floating
                               Rate Note, 7/25/24                                               3,802,472
 1,892,313            0.54     Fannie Mae Trust 2003-W6, Floating Rate Note,
                               9/25/42                                                          1,882,486
   200,002            2.29     Fannie Mae Trust 2005-W4, Floating Rate Note,
                               6/25/45                                                            210,876
 1,797,382            0.45     Fannie Mae Whole Loan, Floating Rate Note,
                               11/25/46                                                         1,800,948
 2,593,752                     Fannie Mae, 3.0%, 6/25/22                                        2,671,593
 1,326,313                     Fannie Mae, 4.5%, 9/25/35                                        1,366,019
   650,921                     Fannie Mae, 5.0%, 6/25/34                                          661,518
   216,541                     Federal Home Loan Mortgage Corp. REMICS,
                               3.5%, 6/15/28                                                      217,659
    19,363                     Federal Home Loan Mortgage Corp. REMICS,
                               4.0%, 11/15/23                                                      19,442
   976,768            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 1/15/33                                                 985,409
   289,621            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 1/15/36                                                 289,842
 3,085,446            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 1/15/37                                               3,095,168
    90,522            0.35     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 10/15/20                                                 90,460
    84,147            1.15     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 10/15/31                                                 86,217
 1,041,927            0.78     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 10/15/37                                              1,055,261
   503,931            0.82     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 10/15/37                                                510,957
    98,147            0.80     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 11/15/31                                                 99,785
   263,895            1.20     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 11/15/33                                                270,525
   159,092            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 11/15/35                                                159,659
   798,584            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 11/15/36                                                802,732
   399,896            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 11/15/36                                                401,747
   457,882            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 11/15/40                                                458,976
   124,804            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 12/15/20                                                125,563

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Government -- (continued)
   411,785            0.65     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 12/15/28                                        $       416,525
   157,268            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 12/15/32                                                158,655
    26,075            0.70     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 12/15/32                                                 26,299
   502,432            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 12/15/32                                                504,619
   663,476            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 12/15/32                                                666,992
   800,440            0.90     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 12/15/39                                                811,501
   562,367            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 12/15/41                                                563,812
   199,670            0.43     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/19                                                 199,717
   315,122            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/25                                                 315,840
   227,600            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/29                                                 229,462
   747,484            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/30                                                 747,584
   596,976            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/33                                                 602,750
   344,522            0.75     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/33                                                 348,607
   761,099            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/36                                                 762,655
   312,553            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/36                                                 313,643
   866,923            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/37                                                 867,877
   525,893            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 2/15/39                                                 527,330
 1,237,409            1.25     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 3/15/24                                               1,268,793
   591,080            1.20     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 3/15/32                                                 606,669
   181,315            0.90     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 3/15/32                                                 184,640
   843,260            1.20     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 3/15/32                                                 870,024
   898,984            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 3/15/36                                                 904,928
   183,162            0.65     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 3/15/39                                                 184,166

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 53

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Government -- (continued)
 2,218,424            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 3/15/41                                         $     2,226,792
   546,550            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 4/15/36                                                 548,487
   106,442            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 5/15/29                                                 107,078
   358,918            1.70     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 5/15/33                                                 372,907
   791,666            0.54     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 5/15/35                                                 793,048
   421,082            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 5/15/35                                                 422,166
   434,836            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 5/15/36                                                 438,250
   245,633            0.54     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 5/15/37                                                 246,764
   191,134            1.45     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 5/15/37                                                 195,515
    88,302            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 5/15/41                                                  88,539
    72,382            0.65     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 6/15/23                                                  72,683
   447,126            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 6/15/33                                                 450,152
   464,078            0.62     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 6/15/36                                                 467,466
 1,849,561            0.51     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 6/15/36                                               1,857,334
   462,095            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 6/15/38                                                 463,649
   150,587            0.44     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 7/15/21                                                 150,914
   503,668            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 7/15/23                                                 505,844
   526,794            0.44     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 7/15/34                                                 525,675
   954,688            0.70     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 7/15/36                                                 961,134
    36,633            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 7/15/36                                                  36,843
   658,307            0.40     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 7/15/36                                                 659,051
   447,820            0.55     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 7/15/40                                                 448,887
   398,931            0.40     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 8/15/26                                                 398,852

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Government -- (continued)
   701,807            0.45     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 8/15/35                                         $       700,339
   362,269            0.45     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 8/15/35                                                 361,924
   703,169            0.45     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 8/15/36                                                 704,283
   719,362            0.50     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 9/15/26                                                 720,871
   150,111            0.80     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 9/15/32                                                 152,460
   320,465            0.62     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 9/15/36                                                 322,621
   257,163            0.60     Federal Home Loan Mortgage Corp. REMICS, Floating
                               Rate Note, 9/15/36                                                 258,728
 1,578,255                     Federal Home Loan Mortgage Corp., 3.0%, 12/15/24                 1,615,575
   637,302            0.45     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 1/15/35                                                      640,675
   412,724            0.55     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 2/15/18                                                      413,948
   499,394            1.20     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 3/15/32                                                      512,565
   498,029            0.80     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 4/15/28                                                      506,235
   292,243            0.80     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 6/15/31                                                      297,032
 3,988,659            0.90     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 8/15/35                                                    4,041,249
     9,738                     Federal National Mortgage Association REMICS,
                               4.5%, 1/25/39                                                        9,805
   209,016            0.86     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 1/18/32                                        212,727
   330,659            0.89     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 1/25/32                                        337,171
   139,020            0.84     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 1/25/33                                        141,676
   369,644            0.70     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 1/25/33                                        373,978
   356,206            0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 1/25/40                                        361,985
   537,233            0.50     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/35                                       538,584
    17,358            0.49     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/35                                        17,381
 2,228,363            0.59     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/36                                     2,237,925

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 55

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Government -- (continued)
   108,395            0.75     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/37                               $       109,641
   581,699            0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/37                                       588,012
   540,993            1.41     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/25/38                                       554,837
 1,827,489            0.39     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 10/27/37                                     1,817,456
 1,646,736            1.21     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/18/32                                     1,690,331
   385,150            0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/31                                       391,619
   338,932            0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/31                                       344,625
   646,598            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/33                                       650,994
   542,976            0.49     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/34                                       546,075
   294,530            0.51     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/36                                       295,084
    91,973            0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/23                                        93,287
   287,153            1.19     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/23                                       292,869
    83,701            0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/30                                        85,076
   788,854            1.09     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/31                                       807,069
   334,263            0.80     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/32                                       339,157
   221,618            0.43     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/36                                       222,472
   543,296            0.81     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/37                                       550,573
   193,066            0.59     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 12/25/38                                       193,264
     1,023            0.64     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/17                                          1,024
   301,731            0.94     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/33                                        308,024
   676,988            0.54     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/33                                        682,348
   711,840            0.50     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/35                                        712,845
   620,042            0.44     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/37                                        620,746

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Government -- (continued)
   411,792            0.39     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/37                                $       411,710
   200,702            0.89     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/38                                        202,817
   357,106            0.64     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 2/25/38                                        358,662
   107,147            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/23                                        107,669
   470,912            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/24                                        476,370
   262,895            0.64     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/28                                        264,240
 1,190,283            0.59     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/34                                      1,198,686
   102,247            0.49     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/36                                        102,767
   193,207            1.19     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                        198,326
   700,471            0.44     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                        703,017
   403,975            0.45     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/37                                        404,211
 1,694,458            0.41     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 3/25/45                                      1,698,130
    66,335            0.49     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/25                                         66,417
 1,792,517            1.10     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/32                                      1,833,888
   886,451            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/33                                        896,429
   404,400            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/42                                        408,728
   336,907            0.70     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/33                                        341,065
   584,956            0.54     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/36                                        587,502
 1,139,338            0.50     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/36                                      1,141,883
   917,630            0.59     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/37                                        921,345
   207,979            0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/40                                        210,591
   996,236            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/40                                      1,001,418
   886,807            0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 5/25/40                                        893,429

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 57

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Government -- (continued)
   217,160            0.59     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/23                                $       218,014
   689,759            0.64     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/36                                        694,783
   774,366            0.43     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                        773,438
    66,254            0.42     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                         66,180
   297,588            0.44     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                        297,621
    81,147            0.64     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 6/25/37                                         81,821
    50,818            0.71     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/18/27                                         51,455
   372,754            0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/31                                        379,016
   262,971            0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/31                                        267,501
   170,088            1.19     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/32                                        173,514
   415,633            0.59     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/34                                        420,067
   136,073            0.64     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/34                                        137,334
 1,755,515            0.50     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/35                                      1,756,416
 2,121,269            0.44     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/35                                      2,120,913
   239,010            0.48     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/36                                        240,194
   243,394            0.59     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/37                                        244,460
   194,495            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 8/25/31                                        196,965
    75,624            0.79     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 8/25/32                                         76,868
   252,112            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 8/25/32                                        255,159
    12,327            0.59     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 8/25/33                                         12,379
   236,099            0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 8/25/36                                        238,082
    15,023            0.99     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/20                                         15,109
    65,764            1.09     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/21                                         66,958

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Government -- (continued)
   318,319            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/32                                $       322,383
 1,765,473            0.70     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/33                                      1,786,311
   602,844            0.76     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/36                                        609,139
   643,953            0.69     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                        651,082
   335,863            0.64     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                        338,227
   333,867            0.76     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                        337,637
   190,275            0.74     Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                        192,474
   287,153            2.04     Federal National Mortgage Association, Floating
                               Rate Note, 12/25/23                                                295,729
 6,210,285            0.49     Federal National Mortgage Association, Floating
                               Rate Note, 12/25/33                                              6,230,381
12,915,738            0.64     Federal National Mortgage Association, Floating
                               Rate Note, 2/25/38                                              13,041,511
 1,377,773            0.49     Federal National Mortgage Association, Floating
                               Rate Note, 3/25/18                                               1,380,153
   117,808            2.71     Federal National Mortgage Association, Floating
                               Rate Note, 4/25/35                                                 125,819
   513,440            0.55     Freddie Mac Strips, Floating Rate Note, 12/15/36                   515,505
   388,924            0.45     Freddie Mac Strips, Floating Rate Note, 8/15/36                    389,422
 1,681,333            0.50     Freddie Mac Strips, Floating Rate Note, 8/15/36                  1,686,411
   540,941            1.59     Freddie Mac Structured Agency Credit Risk Debt Notes,
                               Floating Rate Note, 10/25/24                                       540,992
 1,342,483            1.19     Freddie Mac Structured Agency Credit Risk Debt Notes,
                               Floating Rate Note, 2/25/24                                      1,342,483
   826,685            1.54     Freddie Mac Structured Agency Credit Risk Debt Notes,
                               Floating Rate Note, 8/25/24                                        826,560
 1,764,494                     Freddie Mac, 2.0%, 2/15/25                                       1,789,892
   620,274                     Freddie Mac, 3.0%, 7/15/36                                         629,188
 3,500,000            3.54     FREMF Mortgage Trust Class C, Floating Rate
                               Note, 11/25/46 (144A)                                            3,526,698
   483,207                     Government National Mortgage Association,
                               4.0%, 7/20/34                                                      487,094
   762,045            0.40     Government National Mortgage Association, Floating
                               Rate Note, 1/16/33                                                 763,756
 1,059,457            0.45     Government National Mortgage Association, Floating
                               Rate Note, 1/16/35                                               1,060,300
   300,804            0.88     Government National Mortgage Association, Floating
                               Rate Note, 10/16/39                                                306,262

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 59

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Government -- (continued)
   694,791            0.60     Government National Mortgage Association, Floating
                               Rate Note, 10/20/38                                        $       696,505
 1,011,210            0.45     Government National Mortgage Association, Floating
                               Rate Note, 2/20/35                                               1,013,056
   215,373            0.75     Government National Mortgage Association, Floating
                               Rate Note, 4/16/32                                                 218,002
   434,818            0.60     Government National Mortgage Association, Floating
                               Rate Note, 5/16/38                                                 435,227
   210,777            0.70     Government National Mortgage Association, Floating
                               Rate Note, 6/16/31                                                 211,708
   419,916            1.20     Government National Mortgage Association, Floating
                               Rate Note, 8/16/39                                                 430,620
   372,883            0.70     Government National Mortgage Association, Floating
                               Rate Note, 8/20/38                                                 375,124
   574,216            0.45     Government National Mortgage Association, Floating
                               Rate Note, 9/16/31                                                 575,765
   821,642            0.76     NCUA Guaranteed Notes Trust REMICS, Floating Rate
                               Note, 12/8/20                                                      827,388
 1,014,285            0.73     NCUA Guaranteed Notes Trust REMICS, Floating Rate
                               Note, 3/2/21 (e)                                                 1,015,038
   870,803            0.64     NCUA Guaranteed Notes Trust, Floating Rate
                               Note, 10/7/20                                                      875,086
 2,458,255            0.57     NCUA Guaranteed Notes Trust, Floating Rate
                               Note, 11/6/17                                                    2,462,522
   259,853            0.76     NCUA Guaranteed Notes Trust, Floating Rate
                               Note, 12/8/20                                                      261,592
   894,674            0.59     NCUA Guaranteed Notes Trust, Floating Rate
                               Note, 3/11/20                                                      897,315
   852,504            0.57     NCUA Guaranteed Notes Trust, Floating Rate
                               Note, 4/6/20                                                       852,721
                                                                                          ---------------
                                                                                          $   149,085,867
                                                                                          ---------------
                               Total Government                                           $   149,085,867
---------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $780,613,631)                                        $   778,032,486
---------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 29.7%
                               ENERGY -- 1.9%
                               Integrated Oil & Gas -- 0.7%
 2,640,000            0.38     Chevron Corp., Floating Rate Note, 11/9/16                 $     2,638,836
 2,550,000            0.45     Chevron Corp., Floating Rate Note, 3/2/18                        2,534,532
 1,980,000            0.33     Exxon Mobil Corp., Floating Rate Note, 3/15/17                   1,977,329
 3,020,000            0.48     Shell International Finance BV, Floating Rate
                               Note, 11/15/16                                                   3,020,048
 2,140,000            0.48     Statoil ASA, Floating Rate Note, 11/9/17                         2,126,927

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- (continued)
 3,355,000            0.66     Total Capital Canada, Ltd., Floating Rate
                               Note, 1/15/16                                              $     3,357,204
 2,500,000                     Total Capital International SA, 0.75%, 1/25/16                   2,502,318
                                                                                          ---------------
                                                                                          $    18,157,194
---------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.8%
 7,849,000            0.66     Canadian Natural Resources, Ltd., Floating Rate
                               Note, 3/30/16                                              $     7,831,709
 4,815,000            0.74     Devon Energy Corp., Floating Rate Note, 12/15/15                 4,810,464
 6,604,000                     Marathon Oil Corp., 0.9%, 11/1/15                                6,602,560
   640,000                     Total Capital SA, 2.3%, 3/15/16                                    645,361
 1,730,000                     Total Capital SA, 3.125%, 10/2/15                                1,730,000
                                                                                          ---------------
                                                                                          $    21,620,094
---------------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 0.4%
 3,320,000                     Boardwalk Pipelines LP, 5.5%, 2/1/17                       $     3,417,226
 1,650,000            0.93     Enbridge, Inc., Floating Rate Note, 10/1/16                      1,641,915
 3,355,000                     Enterprise Products Operating LLC, 3.2%, 2/1/16                  3,377,844
 3,544,000            0.96     TransCanada PipeLines, Ltd., Floating Rate
                               Note, 6/30/16                                                    3,542,182
                                                                                          ---------------
                                                                                          $    11,979,167
                                                                                          ---------------
                               Total Energy                                               $    51,756,455
---------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.3%
                               Fertilizers & Agricultural Chemicals -- 0.1%
 2,145,000                     Monsanto Co., 2.75%, 4/15/16                               $     2,167,181
---------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.1%
 1,795,000            0.53     BHP Billiton Finance USA, Ltd., Floating Rate
                               Note, 9/30/16                                              $     1,791,864
 1,130,000            1.12     Rio Tinto Finance USA Plc, Floating Rate
                               Note, 6/17/16                                                    1,130,738
                                                                                          ---------------
                                                                                          $     2,922,602
---------------------------------------------------------------------------------------------------------
                               Steel -- 0.1%
 2,500,000            1.35     Glencore Funding LLC, Floating Rate Note,
                               4/16/18 (144A)                                             $     2,159,770
 1,800,000            1.49     Glencore Funding LLC, Floating Rate Note,
                               5/27/16 (144A)                                                   1,698,739
                                                                                          ---------------
                                                                                          $     3,858,509
                                                                                          ---------------
                               Total Materials                                            $     8,948,292
---------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.6%
                               Industrial Conglomerates -- 0.2%
 6,330,000            0.49     Tyco Electronics Group SA, Floating Rate
                               Note, 1/29/16                                              $     6,327,398
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 61

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery & Heavy
                               Trucks -- 0.3%
 2,500,000            0.42     Caterpillar Financial Services Corp., Floating Rate
                               Note, 3/3/17                                               $     2,493,062
 1,500,000            0.57     John Deere Capital Corp., Floating Rate Note,
                               10/11/16                                                         1,501,958
 1,800,000            0.40     John Deere Capital Corp., Floating Rate Note,
                               12/10/15                                                         1,799,984
 2,883,000            0.38     John Deere Capital Corp., Floating Rate Note,
                               2/25/16                                                          2,883,222
                                                                                          ---------------
                                                                                          $     8,678,226
---------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.1%
 2,650,000                     Xylem, Inc. New York, 3.55%, 9/20/16                       $     2,705,311
                                                                                          ---------------
                               Total Capital Goods                                        $    17,710,935
---------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.1%
                               Railroads -- 0.1%
 1,670,000            0.44     Canadian National Railway Co., Floating Rate
                               Note, 11/14/17                                             $     1,654,708
                                                                                          ---------------
                               Total Transportation                                       $     1,654,708
---------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 1.9%
                               Automobile Manufacturers -- 1.9%
 1,500,000            0.63     Daimler Finance North America LLC, Floating Rate
                               Note, 3/10/17 (144A)                                       $     1,488,062
 1,275,000            0.75     Daimler Finance North America LLC, Floating Rate
                               Note, 3/2/18 (144A)                                              1,259,467
 2,370,000            0.77     Daimler Finance North America LLC, Floating Rate
                               Note, 5/18/18 (144A)                                             2,340,574
 2,845,000            0.98     Daimler Finance North America LLC, Floating Rate
                               Note, 8/1/16 (144A)                                              2,843,785
 2,061,000            0.62     Daimler Finance North America LLC, Floating Rate
                               Note, 8/1/17 (144A)                                              2,038,618
 2,665,000            1.01     Daimler Finance North America LLC, Floating Rate
                               Note, 8/3/17 (144A)                                              2,652,930
 1,375,000                     Ford Motor Credit Co. LLC, 1.7%, 5/9/16                          1,378,900
 2,600,000            1.22     Ford Motor Credit Co. LLC, Floating Rate
                               Note, 1/9/18                                                     2,576,376
 1,715,000            0.73     Ford Motor Credit Co. LLC, Floating Rate
                               Note, 11/8/16                                                    1,704,633
 3,500,000            0.91     Ford Motor Credit Co. LLC, Floating Rate
                               Note, 3/27/17                                                    3,450,720
 2,600,000            0.80     Ford Motor Credit Co. LLC, Floating Rate
                               Note, 9/8/17                                                     2,547,342
 1,300,000                     Nissan Motor Acceptance Corp., 1.0%,
                               3/15/16 (144A)                                                   1,299,912

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- (continued)
 2,000,000            0.83     Nissan Motor Acceptance Corp., Floating Rate
                               Note, 3/3/17 (144A)                                        $     1,993,872
 1,500,000            0.98     Nissan Motor Acceptance Corp., Floating Rate
                               Note, 9/26/16 (144A)                                             1,500,116
 2,600,000                     Toyota Motor Credit Corp., 2.0%, 9/15/16                         2,630,433
 2,589,000            0.52     Toyota Motor Credit Corp., Floating Rate
                               Note, 5/16/17                                                    2,583,291
 3,800,000            0.61     Toyota Motor Credit Corp., Floating Rate
                               Note, 5/17/16                                                    3,803,466
 2,250,000            0.75     Toyota Motor Credit Corp., Floating Rate
                               Note, 7/13/18                                                    2,246,897
   650,000            0.37     Toyota Motor Credit Corp., Floating Rate
                               Note, 9/23/16                                                     649,687
 2,500,000            0.77     Volkswagen Group of America Finance LLC, Floating
                               Rate Note, 11/20/17 (144A)                                       2,321,702
 1,900,000            0.55     Volkswagen Group of America Finance LLC, Floating
                               Rate Note, 5/23/16 (144A)                                        1,870,793
 6,790,000                     Volkswagen International Finance NV, 1.15%,
                               11/20/15 (144A)                                                  6,782,864
 1,750,000            0.76     Volkswagen International Finance NV, Floating Rate
                               Note, 11/18/16 (144A)                                            1,700,400
                                                                                          ---------------
                                                                                          $    53,664,840
                                                                                          ---------------
                               Total Automobiles & Components                             $    53,664,840
---------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.2%
                               Broadcasting -- 0.2%
 3,744,000            0.83     NBCUniversal Enterprise, Inc., Floating Rate
                               Note, 4/15/16 (144A)                                       $     3,748,122
 1,300,000            0.97     NBCUniversal Enterprise, Inc., Floating Rate
                               Note, 4/15/18 (144A)                                             1,298,760
                                                                                          ---------------
                                                                                          $     5,046,882
                                                                                          ---------------
                               Total Media                                                $     5,046,882
---------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.3%
                               Internet Retail -- 0.2%
 5,450,000                     Amazon.com, Inc., 0.65%, 11/27/15                          $     5,451,771
---------------------------------------------------------------------------------------------------------
                               Home Improvement Retail -- 0.1%
 2,600,000            0.71     The Home Depot, Inc., Floating Rate
                               Note, 9/15/17                                              $     2,604,043
---------------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.0%+
 1,230,000            0.61     Volkswagen Group of America Finance LLC, Floating
                               Rate Note, 11/22/16 (144A)                                 $     1,192,233
                                                                                          ---------------
                               Total Retailing                                            $     9,248,047
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 63

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.0%+
                               Hypermarkets & Super Centers -- 0.0%+
   955,000                     Wal-Mart Stores, Inc., 0.6%, 4/11/16                       $       956,014
                                                                                          ---------------
                               Total Food & Staples Retailing                             $       956,014
---------------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.5%
                               Brewers -- 0.2%
 3,700,000                     Anheuser-Busch InBev Finance, Inc., 0.8%, 1/15/16          $     3,703,367
 1,900,000            0.49     Anheuser-Busch InBev Finance, Inc., Floating
                               Rate Note, 1/27/17                                               1,894,946
                                                                                          ---------------
                                                                                          $     5,598,313
---------------------------------------------------------------------------------------------------------
                               Soft Drinks -- 0.1%
 3,460,000            0.49     PepsiCo, Inc., Floating Rate Note, 2/26/16                 $     3,461,287
---------------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.2%
 1,895,000            0.49     General Mills, Inc., Floating Rate Note, 1/28/16           $     1,895,313
 1,765,000            0.59     General Mills, Inc., Floating Rate Note, 1/29/16                 1,764,020
                                                                                          ---------------
                                                                                          $     3,659,333
                                                                                          ---------------
                               Total Food, Beverage & Tobacco                             $    12,718,933
---------------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                               Household Products -- 0.1%
 2,950,000                     The Procter & Gamble Co., 1.8%, 11/15/15                   $     2,954,956
                                                                                          ---------------
                               Total Household & Personal Products                        $     2,954,956
---------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                               Health Care Equipment -- 0.2%
 4,020,000            0.79     Becton Dickinson and Co., Floating Rate
                               Note, 6/15/16                                              $     4,019,256
 1,695,000                     St. Jude Medical, Inc., 2.5%, 1/15/16                            1,703,306
                                                                                          ---------------
                                                                                          $     5,722,562
---------------------------------------------------------------------------------------------------------
                               Health Care Distributors -- 0.1%
 2,993,000                     McKesson Corp., 3.25%, 3/1/16                              $     3,019,234
---------------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.2%
 4,494,000                     Express Scripts Holding Co., 3.125%, 5/15/16               $     4,545,142
---------------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.1%
 2,600,000            0.74     UnitedHealth Group, Inc., Floating Rate
                               Note, 1/17/17                                              $     2,599,953
                                                                                          ---------------
                               Total Health Care Equipment & Services                     $    15,886,891
---------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                               SCIENCES -- 0.8%
                               Biotechnology -- 0.1%
 2,500,000            1.06     Baxalta, Inc., Floating Rate Note, 6/22/18 (144A)          $     2,504,432
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.6%
 5,300,000            0.53     Bayer US Finance LLC, Floating Rate Note,
                               10/7/16 (144A)                                             $     5,289,352
 3,000,000            0.68     EMD Finance LLC, Floating Rate Note,
                               3/17/17 (144A)                                                   2,987,148
 3,650,000                     Merck & Co, Inc., 0.7%, 5/18/16                                  3,655,599
 2,500,000            0.40     Merck & Co., Inc., Floating Rate Note, 2/10/17                   2,497,960
   500,000            0.47     Merck & Co., Inc., Floating Rate Note, 5/18/16                     500,274
 2,100,000            0.42     Pfizer, Inc., Floating Rate Note, 5/15/17                        2,098,408
                                                                                          ---------------
                                                                                          $    17,028,741
---------------------------------------------------------------------------------------------------------
                               Life Sciences Tools & Services -- 0.1%
 1,300,000                     Thermo Fisher Scientific, Inc., 3.2%, 3/1/16               $     1,312,035
                                                                                          ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                              $    20,845,208
---------------------------------------------------------------------------------------------------------
                               BANKS -- 8.5%
                               Diversified Banks -- 5.4%
 1,725,000            1.08     ABN AMRO Bank NV, Floating Rate Note,
                               10/28/16 (144A)                                            $     1,731,538
 1,000,000                     Bank of America Corp., 1.25%, 1/11/16                            1,001,494
 1,325,000                     Bank of America Corp., 3.75%, 7/12/16                            1,351,399
 6,000,000            1.10     Bank of America Corp., Floating Rate Note, 3/22/16               6,010,806
 1,423,000            0.89     Bank of America Corp., Floating Rate Note, 8/25/17               1,420,416
 2,455,000            0.73     Bank of America NA, Floating Rate Note, 6/5/17                   2,448,732
 2,965,000                     Bank of Montreal, 0.8%, 11/6/15                                  2,965,898
 2,300,000            0.53     Bank of Montreal, Floating Rate Note, 7/14/17                    2,291,439
 2,665,000            0.91     Bank of Montreal, Floating Rate Note, 7/31/18                    2,661,991
 1,640,000            0.54     Bank of Nova Scotia Houston, Floating Rate Note,
                               10/23/15                                                         1,640,085
   821,000            0.90     Barclays Bank Plc, Floating Rate Note, 2/17/17                     820,467
 2,590,000            0.94     Caisse Centrale Desjardins, Floating Rate Note,
                               1/29/18 (144A)                                                   2,599,674
 3,200,000            0.95     Citigroup, Inc., Floating Rate Note, 11/15/16                    3,203,933
 2,630,000            0.98     Citigroup, Inc., Floating Rate Note, 11/24/17                    2,632,427
 1,325,000            1.07     Citigroup, Inc., Floating Rate Note, 4/1/16                      1,326,544
 2,500,000            0.55     Citigroup, Inc., Floating Rate Note, 6/9/16                      2,487,510
 3,700,000            1.24     Citigroup, Inc., Floating Rate Note, 7/25/16                     3,710,841
 1,800,000            0.49     Commonwealth Bank of Australia, Floating Rate Note,
                               12/4/15 (144A)                                                   1,800,162
 2,000,000            0.65     Commonwealth Bank of Australia, Floating Rate Note,
                               3/13/17 (144A)                                                   1,997,640
 2,500,000            0.41     Cooperatieve Centrale Raiffeisen-Boerenleenbank
                               BA New York, Floating Rate Note, 10/23/15                        2,499,980
 3,975,000            0.77     Cooperatieve Centrale Raiffeisen-Boerenleenbank
                               BA New York, Floating Rate Note, 3/18/16                         3,980,334

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 65

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Diversified Banks -- (continued)
 1,000,000                     HSBC Bank Middle East, Ltd., 3.0%, 10/21/15                $       999,867
 2,690,000            1.10     ING Bank NV, Floating Rate Note, 8/17/18 (144A)                  2,693,744
 1,528,000                     JPMorgan Chase & Co., 1.1%, 10/15/15                             1,528,351
 2,000,000            0.94     JPMorgan Chase & Co., Floating Rate Note, 10/15/15               2,000,218
 2,000,000            0.79     JPMorgan Chase & Co., Floating Rate Note, 2/15/17                1,998,444
 1,800,000            0.90     JPMorgan Chase & Co., Floating Rate Note, 2/26/16                1,801,669
 3,800,000            0.79     JPMorgan Chase & Co., Floating Rate Note, 3/1/18                 3,779,594
 2,500,000            0.82     Lloyds Bank Plc, Floating Rate Note, 5/14/18                     2,485,830
 2,600,000            1.10     Lloyds Bank Plc, Floating Rate Note, 8/17/18                     2,598,487
 2,500,000            0.93     Macquarie Bank, Ltd., Floating Rate Note,
                               10/27/17 (144A)                                                  2,488,670
 1,670,000            0.92     Mizuho Bank, Ltd., Floating Rate Note,
                               3/26/18 (144A)                                                   1,665,312
 2,000,000            0.72     Mizuho Bank, Ltd., Floating Rate Note,
                               4/16/17 (144A)                                                   1,992,660
 2,425,000            0.85     MUFG Americas Holdings Corp., Floating Rate
                               Note, 2/9/18                                                     2,427,634
 1,950,000            0.65     National Australia Bank, Ltd., Floating Rate Note,
                               3/17/17 (144A)                                                   1,948,226
 2,650,000                     Nordea Bank AB, 0.875%, 5/13/16 (144A)                           2,649,936
 2,175,000            0.63     Nordea Bank AB, Floating Rate Note, 4/4/17                       2,172,090
 2,700,000            0.74     Nordea Bank AB, Floating Rate Note, 5/13/16 (144A)               2,704,433
 2,600,000            1.17     Nordea Bank AB, Floating Rate Note, 9/17/18 (144A)               2,606,932
 1,300,000                     Royal Bank of Canada, 0.8%, 10/30/15                             1,300,403
 1,000,000                     Royal Bank of Canada, 1.45%, 9/9/16                              1,007,024
 1,875,000            0.61     Royal Bank of Canada, Floating Rate Note, 1/23/17                1,876,132
 2,500,000            0.54     Royal Bank of Canada, Floating Rate Note, 10/13/17               2,490,412
 1,800,000            0.51     Royal Bank of Canada, Floating Rate Note, 12/16/15               1,800,194
   500,000            0.57     Royal Bank of Canada, Floating Rate Note, 2/3/17                   499,568
 2,200,000            0.53     Royal Bank of Canada, Floating Rate Note, 6/16/17                2,192,175
 1,325,000            0.84     Royal Bank of Canada, Floating Rate Note, 7/30/18                1,323,497
 2,000,000            0.74     Royal Bank of Canada, Floating Rate Note, 9/9/16                 2,004,572
 2,600,000            0.71     Sumitomo Mitsui Banking Corp., Floating Rate
                               Note, 1/10/17                                                    2,597,683
 1,500,000            0.96     Sumitomo Mitsui Banking Corp., Floating Rate
                               Note, 7/19/16                                                    1,503,150
 1,500,000            1.11     Sumitomo Mitsui Trust Bank, Ltd., Floating Rate
                               Note, 9/16/16 (144A)                                             1,504,300
 4,735,000            0.73     Svenska Handelsbanken AB, Floating Rate
                               Note, 3/21/16                                                    4,740,871
 3,650,000            0.75     Svenska Handelsbanken AB, Floating Rate
                               Note, 9/23/16                                                    3,657,800
 1,800,000            0.71     The Bank of Nova Scotia, Floating Rate
                               Note, 12/13/16                                                   1,801,202

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Diversified Banks -- (continued)
 3,255,000            0.69     The Bank of Nova Scotia, Floating Rate Note,
                               3/15/16                                                    $     3,257,171
 1,500,000            0.80     The Bank of Nova Scotia, Floating Rate Note,
                               7/15/16                                                          1,503,928
 1,000,000            0.69     The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating Rate
                               Note, 3/10/17 (144A)                                               997,457
 2,525,000            0.59     The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating Rate
                               Note, 9/8/17 (144A)                                              2,511,075
 2,000,000            0.70     The Huntington National Bank, Floating Rate
                               Note, 4/24/17                                                    1,986,844
 4,025,000            0.48     The Toronto-Dominion Bank, Floating Rate
                               Note, 11/6/15                                                    4,025,423
 2,000,000            0.52     The Toronto-Dominion Bank, Floating Rate
                               Note, 5/2/17                                                     1,994,850
 2,600,000            0.83     The Toronto-Dominion Bank, Floating Rate
                               Note, 7/23/18                                                    2,597,080
 1,320,000            0.45     The Toronto-Dominion Bank, Floating Rate
                               Note, 7/8/16                                                     1,320,784
 2,800,000            0.74     The Toronto-Dominion Bank, Floating Rate
                               Note, 9/9/16                                                     2,806,664
 2,500,000            0.91     Wells Fargo & Co., Floating Rate Note, 4/23/18                   2,509,398
 2,000,000            0.61     Westpac Banking Corp., Floating Rate
                               Note, 5/19/17                                                    1,997,502
                                                                                          ---------------
                                                                                          $   148,932,566
---------------------------------------------------------------------------------------------------------
                               Regional Banks -- 3.1%
 6,390,000            0.73     American Express Centurion Bank, Floating Rate
                               Note, 11/13/15                                             $     6,391,917
 2,500,000                     BB&T Corp., 3.2%, 3/15/16                                        2,521,728
   500,000            0.58     Branch Banking & Trust Co., Floating Rate
                               Note, 5/23/17                                                      497,132
 6,144,000            0.61     Branch Banking & Trust Co., Floating Rate
                               Note, 9/13/16                                                    6,133,481
 4,150,000            0.73     Capital One NA, Floating Rate Note, 3/22/16                      4,146,149
 1,000,000            1.47     Capital One NA, Floating Rate Note, 8/17/18                      1,002,799
 3,790,000                     Fifth Third Bancorp, 3.625%, 1/25/16                             3,823,382
 1,727,000            0.70     Fifth Third Bancorp, Floating Rate Note, 12/20/16                1,716,315
 1,735,000                     Fifth Third Bank Cincinnati Ohio, 1.15%, 11/18/16                1,735,743
 1,800,000            0.79     Fifth Third Bank Cincinnati Ohio, Floating Rate
                               Note, 11/18/16                                                   1,798,276
 3,330,000            0.69     Fifth Third Bank Cincinnati Ohio, Floating Rate
                               Note, 2/26/16                                                    3,329,870
 4,500,000            0.82     KeyBank NA Cleveland Ohio, Floating Rate
                               Note, 11/25/16                                                   4,500,986
 2,500,000            0.80     KeyBank NA Cleveland Ohio, Floating Rate
                               Note, 6/1/18                                                     2,495,892

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 67

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Regional Banks -- (continued)
 2,710,000            0.65     Manufacturers & Traders Trust Co., Floating Rate
                               Note, 1/30/17                                              $     2,706,474
 2,400,000            0.58     Manufacturers & Traders Trust Co., Floating Rate
                               Note, 7/25/17                                                    2,397,722
 6,200,000            1.03     MUFG Union Bank NA, Floating Rate Note, 9/26/16                  6,207,973
 2,850,000            0.64     National City Bank Cleveland Ohio, Floating Rate
                               Note, 12/15/16                                                   2,839,355
 2,225,000            0.47     Nordea Bank Finland Plc New York, Floating Rate
                               Note, 6/13/16                                                    2,224,907
   650,000                     PNC Bank NA, 0.8%, 1/28/16                                         650,441
 2,250,000            0.59     PNC Bank NA, Floating Rate Note, 1/28/16                         2,251,375
 2,500,000            0.70     PNC Bank NA, Floating Rate Note, 6/1/18                          2,485,420
 2,500,000            0.60     PNC Bank NA, Floating Rate Note, 8/1/17                          2,489,298
 3,645,000            0.71     SunTrust Bank, Floating Rate Note, 2/15/17                       3,634,499
 2,500,000            0.84     UBS AG, Floating Rate Note, 6/1/17                               2,498,182
 2,600,000            0.60     US Bank NA Cincinnati Ohio, Floating Rate
                               Note, 1/26/18                                                    2,601,071
 2,025,000            0.53     US Bank NA Cincinnati Ohio, Floating Rate
                               Note, 1/30/17                                                    2,022,874
 2,000,000            0.42     US Bank NA Cincinnati Ohio, Floating Rate
                               Note, 4/22/16                                                    1,999,892
 1,983,000            0.64     Wachovia Corp., Floating Rate Note, 10/28/15                     1,983,153
 1,999,000            0.56     Wachovia Corp., Floating Rate Note, 6/15/17                      1,992,437
 2,503,000            0.48     Wells Fargo & Co., Floating Rate Note, 10/28/15                  2,503,143
 3,105,000            0.81     Wells Fargo & Co., Floating Rate Note, 7/20/16                   3,112,728
   975,000            0.49     Wells Fargo Bank NA, Floating Rate Note, 5/16/16                   973,969
                                                                                          ---------------
                                                                                          $    87,668,583
                                                                                          ---------------
                               Total Banks                                                $   236,601,149
---------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 5.0%
                               Other Diversified Financial Services -- 0.5%
 2,000,000            0.74     Bank of America NA, Floating Rate Note, 2/14/17            $     1,996,040
 1,865,000            0.51     General Electric Capital Corp., Floating Rate
                               Note, 1/14/16                                                    1,865,267
 4,124,000            0.87     General Electric Capital Corp., Floating Rate
                               Note, 1/8/16                                                     4,128,252
 1,000,000            0.48     General Electric Capital Corp., Floating Rate
                               Note, 5/11/16                                                    1,000,903
 2,000,000            0.55     General Electric Capital Corp., Floating Rate
                               Note, 5/15/17                                                    2,002,010
 2,372,000            0.93     General Electric Capital Corp., Floating Rate
                               Note, 7/12/16                                                    2,381,626
   500,000            1.38     General Electric Capital Corp., Floating Rate
                               Note, 8/1/17                                                       506,151

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Other Diversified Financial Services -- (continued)
 1,950,000            1.09     Hyundai Capital Services, Inc., Floating Rate
                               Note, 3/18/17 (144A)                                       $     1,945,421
                                                                                          ---------------
                                                                                          $    15,825,670
---------------------------------------------------------------------------------------------------------
                               Multi-Sector Holdings -- 0.3%
 1,855,000            0.43     Berkshire Hathaway Finance Corp., Floating Rate
                               Note, 1/10/17                                              $     1,854,510
 2,500,000            0.43     Berkshire Hathaway Finance Corp., Floating Rate
                               Note, 8/14/17                                                    2,494,932
 2,775,000                     Berkshire Hathaway, Inc., 2.2%, 8/15/16                          2,811,899
                                                                                          ---------------
                                                                                          $     7,161,341
---------------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.5%
 7,060,000                     MassMutual Global Funding II, 3.125%,
                               4/14/16 (144A)                                             $     7,156,228
 3,290,000            0.41     MassMutual Global Funding II, Floating Rate
                               Note, 12/11/15 (144A)                                            3,290,030
 1,800,000            0.58     National Rural Utilities Cooperative Finance Corp.,
                               Floating Rate Note, 11/23/16                                     1,801,181
                                                                                          ---------------
                                                                                          $    12,247,439
---------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 1.4%
 1,300,000                     American Express Credit Corp., 1.3%, 7/29/16               $     1,305,018
 5,642,000            0.79     American Express Credit Corp., Floating Rate
                               Note, 7/29/16                                                    5,647,264
 2,650,000            0.31     American Honda Finance Corp., Floating Rate
                               Note, 1/11/16                                                    2,649,732
 4,885,000            0.78     American Honda Finance Corp., Floating Rate
                               Note, 10/7/16                                                    4,899,631
 2,570,000            0.64     American Honda Finance Corp., Floating Rate
                               Note, 12/11/17                                                   2,559,553
 3,050,000            0.66     American Honda Finance Corp., Floating Rate
                               Note, 5/26/16 (144A)                                             3,054,523
 1,330,000            0.78     American Honda Finance Corp., Floating Rate
                               Note, 9/20/17                                                    1,330,015
 3,600,000                     Capital One Financial Corp., 1.0%, 11/6/15                       3,600,871
 2,500,000                     Capital One Financial Corp., 3.15%, 7/15/16                      2,540,682
 2,930,000            0.94     Capital One Financial Corp., Floating Rate
                               Note, 11/6/15                                                    2,930,615
 1,500,000            0.52     Caterpillar Financial Services Corp., Floating Rate
                               Note, 2/26/16                                                    1,500,686

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 69

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Consumer Finance -- (continued)
 2,500,000            1.63     General Motors Financial Co, Inc., Floating Rate
                               Note, 4/10/18                                              $     2,497,525
   910,000                     PACCAR Financial Corp., 0.7%, 11/16/15                             910,025
 1,290,000            0.47     PACCAR Financial Corp., Floating Rate Note, 6/6/17               1,288,293
 2,250,000                     Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)                  2,249,662
                                                                                          ---------------
                                                                                          $    38,964,095
---------------------------------------------------------------------------------------------------------
                               Asset Management & Custody Banks -- 0.9%
 7,480,000            0.48     State Street Bank & Trust Co., Floating Rate
                               Note, 12/8/15                                              $     7,477,330
 3,750,000                     State Street Corp., 2.875%, 3/7/16                               3,786,608
 2,850,000                     The Bank of New York Mellon Corp., 0.7%, 3/4/16                  2,853,112
   835,000                     The Bank of New York Mellon Corp., 2.5%, 1/15/16                   839,942
 3,533,000            0.52     The Bank of New York Mellon Corp., Floating Rate
                               Note, 10/23/15                                                   3,533,095
 3,275,000            0.51     The Bank of New York Mellon Corp., Floating Rate
                               Note, 3/4/16                                                     3,276,526
 2,465,000            0.95     The Goldman Sachs Group, Inc., Floating Rate
                               Note, 5/22/17                                                    2,463,627
                                                                                          ---------------
                                                                                          $    24,230,240
---------------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 1.4%
 1,210,000            1.30     Macquarie Group, Ltd., Floating Rate Note,
                               1/31/17 (144A)                                             $     1,215,470
 1,300,000                     Morgan Stanley, 1.75%, 2/25/16                                   1,304,163
 2,700,000            1.01     Morgan Stanley, Floating Rate Note, 1/5/18                       2,698,974
 1,598,000            0.76     Morgan Stanley, Floating Rate Note, 10/15/15                     1,598,117
 4,350,000            1.53     Morgan Stanley, Floating Rate Note, 2/25/16                      4,360,240
 7,834,000                     Raymond James Financial, Inc., 4.25%, 4/15/16                    7,962,470
 2,465,000            0.67     The Bear Stearns Companies LLC, Floating Rate
                               Note, 11/21/16                                                   2,460,031
 8,285,000                     The Charles Schwab Corp., 0.85%, 12/4/15                         8,291,247
 3,422,000                     The Goldman Sachs Group, Inc., 1.6%, 11/23/15                    3,426,688
 1,305,000                     The Goldman Sachs Group, Inc., 5.35%, 1/15/16                    1,321,673
 4,300,000            0.73     The Goldman Sachs Group, Inc., Floating Rate
                               Note, 3/22/16                                                    4,299,024
                                                                                          ---------------
                                                                                          $    38,938,097
                                                                                          ---------------
                               Total Diversified Financials                               $   137,366,882
---------------------------------------------------------------------------------------------------------
                               INSURANCE -- 6.2%
                               Insurance Brokers -- 0.3%
   250,000            0.00     ACE Securities Corp, 7/12/16 (d)                           $       232,100
 7,325,000                     Aon Corp., 3.125%, 5/27/16                                       7,428,722
                                                                                          ---------------
                                                                                          $     7,660,822
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Life & Health Insurance -- 0.7%
 5,100,000            0.54     Jackson National Life Global Funding, Floating Rate
                               Note, 7/29/16 (144A)                                       $     5,098,501
 1,500,000            0.47     Pricoa Global Funding I, Floating Rate Note,
                               5/16/16 (144A)                                                   1,499,103
 3,255,000            0.49     Pricoa Global Funding I, Floating Rate Note,
                               6/24/16 (144A)                                                   3,251,446
 3,770,000                     Principal Life Global Funding II, 1.0%,
                               12/11/15 (144A)                                                  3,772,835
 2,530,000            0.65     Principal Life Global Funding II, Floating Rate Note,
                               5/27/16 (144A)                                                   2,531,404
 2,500,000                     Prudential Financial, Inc., 3.0%, 5/12/16                        2,530,500
                                                                                          ---------------
                                                                                          $    18,683,789
---------------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- 0.7%
 4,126,000                     American International Group, Inc., 5.05%, 10/1/15         $     4,126,000
   690,000                     Metropolitan Life Global Funding I, 3.125%,
                               1/11/16 (144A)                                                     694,977
 2,500,000            0.82     Metropolitan Life Global Funding I, Floating Rate
                               Note, 7/15/16 (144A)                                             2,506,745
   750,000            0.29     New York Life Global Funding, Floating Rate Note,
                               10/29/15 (144A)                                                    749,932
 6,650,000            0.57     New York Life Global Funding, Floating Rate Note,
                               12/15/17 (144A)                                                  6,666,565
 3,650,000            0.64     New York Life Global Funding, Floating Rate Note,
                               5/23/16 (144A)                                                   3,656,804
 2,675,000            0.35     New York Life Global Funding, Floating Rate Note,
                               8/5/16 (144A)                                                    2,674,521
                                                                                          ---------------
                                                                                          $    21,075,544
---------------------------------------------------------------------------------------------------------
                               Reinsurance -- 4.5%
 1,250,000            3.66     Acorn Re, Ltd., Floating Rate Note, 7/17/18 (Cat
                               Bond) (144A)                                               $     1,258,500
 1,000,000            5.29     Alamo Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                               Bond) (144A)                                                     1,031,100
 1,250,000            5.95     Alamo Re, Ltd., Floating Rate Note, 6/7/18 (Cat
                               Bond) (144A)                                                     1,292,000
 1,000,000                     Altair Re, Variable Rate Notes, 6/30/17 (f)                      1,043,000
   500,000                     Arlington Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 8/31/16 (f)                                   513,600
 1,500,000            3.47     Atlas IX Capital, Ltd., Floating Rate Note, 1/17/19
                               (Cat Bond) (144A)                                                1,526,550
 1,000,000            8.15     Atlas Reinsurance VII, Ltd., Floating Rate Note,
                               1/7/16 (Cat Bond) (144A)                                         1,012,600

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 71

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
 3,325,000            4.37     Blue Danube II, Ltd., Floating Rate Note,
                               5/23/18 (Cat Bond) (144A)                                  $     3,353,262
   750,000            2.53     Bosphorus Re, Ltd., Floating Rate Note,
                               5/3/16 (Cat Bond) (144A)                                           748,050
   750,000            3.58     Bosphorus, Ltd., Floating Rate Note, 8/17/18
                               (Cat Bond) (144A)                                                  744,525
 2,250,000            5.30     Caelus Re, Ltd., Floating Rate Note, 3/7/16 (Cat
                               Bond) (144A)                                                     2,273,400
 2,550,000            6.86     Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                               Bond) (144A)                                                     2,634,150
   250,000            4.48     Citrus Re, Ltd., Floating Rate Note, 4/18/17 (Cat
                               Bond) (144A)                                                       251,800
 1,350,000            4.30     Citrus Re, Ltd., Floating Rate Note, 4/24/17 (Cat
                               Bond) (144A)                                                     1,360,800
   500,000                     Clarendon Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 6/15/16 (f)                                   491,850
 1,000,000            0.00     Compass Re II, Ltd., Floating Rate Note, 12/8/15
                               (Cat Bond)                                                         988,200
 1,000,000             3.8     Cranberry Re, Ltd., Floating Rate Note, 7/6/18 (Cat
                               Bond) (144A)                                                     1,020,500
   250,000            9.06     East Lane Re V, Ltd., Floating Rate Note, 3/16/16
                               (Cat Bond) (144A)                                                  257,950
 2,200,000            3.78     East Lane Re VI, Ltd., Floating Rate Note, 3/13/20
                               (Cat Bond) (144A)                                                2,216,500
 2,000,000            2.78     East Lane Re VI, Ltd., Floating Rate Note, 3/14/18
                               (Cat Bond) (144A)                                                1,983,600
 1,300,000                     Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                               (144A) (f)                                                       1,374,750
 2,375,100                     Exeter Segregated Account (Kane SAC Ltd.), Variable
                               Rate Notes, 1/7/16 (f)                                           2,539,932
   750,000                     Fairfield Segregated Account (KANE SAC Ltd.), Variable
                               Rate Notes, 2/2/16 (f)                                             733,650
 1,250,000            7.41     Galileo Re, Ltd., Floating Rate Note, 1/9/19 (Cat
                               Bond) (144A)                                                     1,274,625
 2,000,000            6.69     Gator Re, Ltd., Floating Rate Note, 1/9/17 (Cat
                               Bond) (144A)                                                     1,848,000
 2,650,000            2.21     Golden State Re II, Ltd., Floating Rate Note,
                               1/8/19 (Cat Bond) (144A)                                         2,634,895
 2,600,000                     Gullane Segregated Account (Kane SAC Ltd.), Variable
                               Rate Notes, 1/22/17 (f)                                          2,851,420
   420,500                     Hereford Segregated Account (Kane SAC Ltd.), Variable
                               Rate Notes, 1/7/16 (f)                                             482,986
 1,000,000            4.57     Ibis Re II, Ltd., Floating Rate Note, 6/28/16 (Cat
                               Bond) (144A)                                                     1,023,200
 2,500,000            4.07     Ibis Re II, Ltd., Floating Rate Note, 6/28/16 (Cat
                               Bond) (144A)                                                     2,551,500
 2,350,000            3.76     Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                               (Cat Bond) (144A)                                                2,328,145

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
 2,300,000            4.77     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                               (Cat Bond) (144A)                                          $     2,313,570
 1,000,000            4.52     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                               (Cat Bond) (144A)                                                  993,100
 2,600,000                     Kingsbarn 2015 Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 12/18/15 (f)                                2,508,740
 1,800,000            2.27     Kizuna Re II, Ltd., Floating Rate Note, 4/6/18 (Cat
                               Bond) (144A)                                                     1,803,420
 1,000,000                     Lahinch Re, Variable Rate Notes, 6/15/16 (f)                       996,000
 1,910,000            4.27     Longpoint Re, Ltd. III, Floating Rate Note, 5/18/16
                               (Cat Bond) (144A)                                                1,937,695
   750,000            3.75     Longpoint Re, Ltd. III, Floating Rate Note, 5/24/21
                               (Cat Bond) (144A)                                                  762,900
   750,000                     Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f)                  793,575
 2,000,000            2.01     Merna Re V, Ltd., Floating Rate Note, 4/7/17 (Cat
                               Bond) (144A)                                                     1,996,200
 1,500,000            4.51     MetroCat Re, Ltd., Floating Rate Note, 8/5/16 (Cat
                               Bond) (144A)                                                     1,535,700
 1,111,667                     Muirfield Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 1/12/16 (f)                                 1,220,388
 1,750,000            7.57     Multicat Mexico Re, Ltd., Floating Rate Note,
                               12/4/15 (Cat Bond)(144A)                                         1,744,750
 2,250,000            8.65     Mythen Re, Ltd., Series 2012-2 Class A, Floating
                               Rate Note, 1/5/17 (Cat Bond) (144A)                              2,328,525
   500,000           11.88     Mythen Re, Ltd., Series 2012-2 Class A, Floating
                               Rate Note, 11/10/16 (Cat Bond) (144A)                             518,750
 2,250,000            7.27     Northshore Re, Ltd., Floating Rate Note, 7/5/16 (Cat
                               Bond) (144A)                                                     2,303,775
 2,500,000                     Pangaea Re, Series 2015-1, Principal at Risk Notes,
                               2/1/19 (f)                                                       2,823,250
 2,800,000                     Pangaea Re, Series 2015-2, Principal at Risk Notes,
                               11/30/19 (f)                                                     2,892,120
 2,300,000                     Pangaea Re., Variable Rate Notes, 7/1/18 (f)                        41,400
 1,750,000            3.53     Queen City Re, Floating Rate Note, 1/6/19 (Cat
                               Bond) (144A)                                                     1,749,125
 1,750,000            8.60     Queen Street VII Re, Ltd., Floating Rate Note,
                               4/8/16 (Cat Bond) (144A)                                         1,769,250
 1,000,000            5.75     Queen Street X Re, Ltd., Floating Rate Note,
                               6/8/18 (Cat Bond) (144A)                                           998,400
 1,500,000            8.93     Residential Reinsurance 2011, Ltd., Floating Rate
                               Note, 6/6/17 (Cat Bond) (144A)                                   1,510,200
 1,000,000           12.79     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                                  1,061,100
 2,900,000            4.54     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                                  2,949,880
 1,500,000            5.78     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                                  1,540,200

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 73

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
   900,000           10.03     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 6/6/16 (Cat Bond) (144A)                             $       950,580
   750,000            8.04     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 6/6/16 (Cat Bond) (144A)                                     783,225
   850,000            9.28     Residential Reinsurance 2013, Ltd., Floating Rate
                               Note, 6/6/17 (Cat Bond) (144A)                                     899,555
   750,000            3.53     Residential Reinsurance 2014, Ltd., Floating Rate
                               Note, 6/6/18 (Cat Bond) (144A)                                     759,975
 1,000,000            3.02     Sanders Re, Ltd., Floating Rate Note, 5/25/18 (Cat
                               Bond) (144A)                                                       992,700
 2,500,000            3.51     Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                               Bond) (144A)                                                     2,508,750
 1,250,000            4.02     Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                               Bond) (144A)                                                     1,259,500
 3,000,000            3.87     Sanders Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                               Bond) (144A)                                                     3,035,400
   500,000                     Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                               (144A) (f)                                                         557,400
 1,250,000                     Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                               (144A) (f)                                                       1,310,375
 1,500,000            8.49     Tar Heel Re, Ltd., Floating Rate Note, 5/9/16 (Cat
                               Bond) (144A)                                                     1,557,000
   750,000            5.01     Tradewynd Re, Ltd., Floating Rate Note, 1/8/18 (Cat
                               Bond) (144A)                                                       749,250
 1,750,000            3.26     Tramline RE II, Ltd., Floating Rate Note, 7/7/17
                               (Cat Bond) (144A)                                                1,729,000
   250,000            9.77     Tramline Re II, Ltd., Floating Rate Note, 1/4/19 (Cat
                               Bond) (144A)                                                       256,475
 1,147,083                     Troon Segregated Account (Kane SAC Ltd.), Variable
                               Rate Notes, 1/12/16 (f)                                          1,227,953
 2,500,000             0.0     Ursa Re, Ltd., Floating Rate Note, 9/21/18 (Cat
                               Bond) (144A)                                                     2,499,000
 2,500,000                     Versutus Ltd., Series 2015-A, Variable Rate Notes,
                               12/31/2017 (f)                                                   2,825,000
 3,750,000            3.56     Vita Capital V, Ltd., Floating Rate Note, 1/15/17 (Cat
                               Bond) (144A)                                                     3,790,875
 1,500,000            2.86     Vita Capital V, Ltd., Floating Rate Note, 1/15/17 (Cat
                               Bond) (144A)                                                     1,514,700
 2,750,000            3.80     Vitality Re IV, Ltd., Floating Rate Note, 1/9/18 (Cat
                               Bond) (144A)                                                     2,803,350
 1,000,000            2.77     Vitality Re IV, Ltd., Floating Rate Note, 1/9/17 (Cat
                               Bond) (144A)                                                     1,010,000
 3,800,000            1.77     Vitality Re V, Ltd., Floating Rate Note, 1/7/19 (Cat
                               Bond) (144A)                                                     3,773,020
                                                                                          ---------------
                                                                                          $   123,530,136
                                                                                          ---------------
                               Total Insurance                                            $   170,950,291
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.2%
                               Application Software -- 0.0%+
 1,250,000                     Igloo Holdings Corp., 8.25%, 12/15/17 (8.25%
                               Cash, 9.00% PIK) (144A) (PIK)                              $     1,253,125
---------------------------------------------------------------------------------------------------------
                               Systems Software -- 0.2%
 3,215,000                     Oracle Corp., 5.25%, 1/15/16                               $     3,258,013
 1,937,000            0.48     Oracle Corp., Floating Rate Note, 7/7/17                         1,935,632
                                                                                          ---------------
                                                                                          $     5,193,645
                                                                                          ---------------
                               Total Software & Services                                  $     6,446,770
---------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                               Communications Equipment -- 0.2%
 2,580,000            0.56     Cisco Systems, Inc., Floating Rate Note, 3/3/17            $     2,579,966
 2,550,000            0.65     Cisco Systems, Inc., Floating Rate Note, 6/15/18                 2,538,905
                                                                                          ---------------
                                                                                          $     5,118,871
---------------------------------------------------------------------------------------------------------
                               Computer Storage & Peripherals -- 0.0%+
 1,500,000            0.33     Apple, Inc., Floating Rate Note, 5/3/16                    $     1,500,022
                                                                                          ---------------
                               Total Technology Hardware & Equipment                      $     6,618,893
---------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 1.1%
                               Integrated Telecommunication Services -- 0.9%
 3,925,000                     AT&T, Inc., 2.4%, 8/15/16                                  $     3,968,842
 3,875,000                     AT&T, Inc., 2.95%, 5/15/16                                       3,921,194
 2,735,000            0.70     AT&T, Inc., Floating Rate Note, 2/12/16                          2,732,366
 2,881,000                     British Telecommunications Plc, 1.625%, 6/28/16                  2,892,576
 3,300,000                     Verizon Communications, Inc., 0.7%, 11/2/15                      3,300,568
 8,530,000            1.87     Verizon Communications, Inc., Floating Rate Note,
                               9/15/16                                                          8,610,975
                                                                                          ---------------
                                                                                          $    25,426,521
---------------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 0.2%
 1,250,000                     Altice Financing SA, 7.875%, 12/15/19 (144A)               $     1,293,750
 1,500,000            1.29     America Movil SAB de CV, Floating Rate
                               Note, 9/12/16                                                    1,499,606
 1,150,000            0.66     Vodafone Group Plc, Floating Rate Note, 2/19/16                  1,149,252
                                                                                          ---------------
                                                                                          $     3,942,608
                                                                                          ---------------
                               Total Telecommunication Services                           $    29,369,129
---------------------------------------------------------------------------------------------------------
                               UTILITIES -- 1.2%
                               Electric Utilities -- 0.8%
 1,740,000            0.66     Duke Energy Corp., Floating Rate Note, 4/3/17              $     1,735,098
 2,285,000            0.64     Duke Energy Indiana, Inc., Floating Rate
                               Note, 7/11/16                                                    2,284,979
 5,100,000            0.48     Duke Energy Progress LLC, Floating Rate Note,
                               11/20/17                                                         5,042,666

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 75

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Electric Utilities -- (continued)
 1,275,000            0.48     Duke Energy Progress LLC, Floating Rate
                               Note, 3/6/17                                               $     1,270,680
 1,865,000            0.75     Electricite de France SA, Floating Rate Note,
                               1/20/17 (144A)                                                   1,864,123
 1,040,000                     Georgia Power Co., 0.625%, 11/15/15                              1,039,942
 1,090,000            0.61     Georgia Power Co., Floating Rate Note, 3/15/16                   1,089,131
 1,000,000            0.72     Georgia Power Co., Floating Rate Note, 8/15/16                     998,007
 2,500,000                     LG&E and KU Energy LLC, 2.125%, 11/15/15                         2,504,078
 1,013,000            0.56     NSTAR Electric Co., Floating Rate Note, 5/17/16                  1,011,441
 1,665,000            0.88     TECO Finance, Inc., Floating Rate Note, 4/10/18                  1,653,460
                                                                                          ---------------
                                                                                          $    20,493,605
---------------------------------------------------------------------------------------------------------
                               Gas Utilities -- 0.0%+
 1,000,000                     DCP Midstream Operating LP, 3.25%, 10/1/15                 $     1,000,000
---------------------------------------------------------------------------------------------------------
                               Multi-Utilities -- 0.3%
 2,376,000                     Dominion Resources, Inc. Virginia, 1.95%, 8/15/16          $     2,392,095
 2,500,000                     San Diego Gas & Electric Co., 5.3%, 11/15/15                     2,513,450
 2,500,000            0.48     San Diego Gas & Electric Co., Floating Rate
                               Note, 3/9/17                                                     2,494,420
                                                                                          ---------------
                                                                                          $     7,399,965
---------------------------------------------------------------------------------------------------------
                               Independent Power Producers & Energy
                               Traders -- 0.1%
 1,250,000                     NRG Energy, Inc., 8.25%, 9/1/20                            $     1,283,750
 2,500,000                     PSEG Power LLC, 2.75%, 9/15/16                                   2,534,950
                                                                                          ---------------
                                                                                          $     3,818,700
                                                                                          ---------------
                               Total Utilities                                            $    32,712,270
---------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $820,426,803)                                        $   821,457,545
---------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 6.8%
     4,616                     Fannie Mae, 7.0%, 10/1/17                                  $         4,782
    21,820            2.32     Fannie Mae, Floating Rate Note, 1/1/48                              23,174
    25,691            2.64     Fannie Mae, Floating Rate Note, 10/1/32                             26,419
     7,254            2.25     Fannie Mae, Floating Rate Note, 11/1/23                              7,490
    23,050            2.30     Fannie Mae, Floating Rate Note, 2/1/34                              23,276
    18,687            2.36     Fannie Mae, Floating Rate Note, 9/1/32                              19,825
 2,133,000                     Federal Farm Credit Banks, 0.39%, 4/25/16                        2,132,558
 2,560,000            0.15     Federal Farm Credit Banks, Floating Rate
                               Note, 10/26/15                                                   2,559,990
 2,610,000            0.14     Federal Farm Credit Banks, Floating Rate
                               Note, 2/18/16                                                    2,608,760

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
10,000,000            0.27     Federal Farm Credit Banks, Floating Rate
                               Note, 6/20/16                                              $    10,003,380
10,000,000            0.21     Federal Home Loan Banks, Floating Rate
                               Note, 10/1/15                                                   10,000,000
 6,000,000            0.22     Federal Home Loan Banks, Floating Rate
                               Note, 10/7/15                                                    6,000,024
 2,640,000            0.22     Federal Home Loan Banks, Floating Rate
                               Note, 10/7/15                                                    2,640,011
     6,744            2.45     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 10/1/23                                                        6,953
    14,047            2.61     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 11/1/33                                                       14,641
     6,902            2.59     Federal Home Loan Mortgage Corp., Floating Rate
                               Note, 6/1/35                                                         6,990
 8,925,000            0.48     Federal National Mortgage Association, Floating Rate
                               Note, 10/3/16                                                    8,945,287
 6,085,000            0.22     Federal National Mortgage Association, Floating Rate
                               Note, 8/26/16                                                    6,086,606
    10,515            1.75     Government National Mortgage Association II,
                               Floating Rate Note, 1/20/22                                         10,887
 2,600,000                     Private Export Funding Corp., 2.125%, 7/15/16                    2,631,611
20,070,000            0.10     U.S. Treasury Note, Floating Rate Note, 1/31/17                 20,064,641
20,180,000            0.07     U.S. Treasury Note, Floating Rate Note, 10/31/16                20,174,007
20,175,000            0.08     U.S. Treasury Note, Floating Rate Note, 4/30/16                 20,176,957
40,175,000            0.09     U.S. Treasury Note, Floating Rate Note, 4/30/17                 40,147,065
13,470,000            0.09     U.S. Treasury Note, Floating Rate Note, 7/31/16                 13,471,131
20,095,000            0.09     U.S. Treasury Note, Floating Rate Note, 7/31/17                 20,074,302
---------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $187,936,832)                                        $   187,860,767
---------------------------------------------------------------------------------------------------------
                               MUNICIPAL BONDS -- 0.1% (g)
                               Higher Municipal Education -- 0.0%+
   675,000                     President and Fellows of Harvard College,
                               6.3%, 10/1/37                                              $       693,671
---------------------------------------------------------------------------------------------------------
                               Municipal Student Loan -- 0.1%
   834,488            1.18     Louisiana Public Facilities Authority, Floating Rate
                               Note, 4/26/27                                              $       840,330
---------------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $1,531,822)                                          $     1,534,001
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 77

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               SENIOR FLOATING RATE LOAN
                               INTERESTS -- 6.5%**
                               ENERGY -- 0.3%
                               Oil & Gas Drilling -- 0.0%+
   705,822            6.00     Drillships Financing Holding, Inc., Tranche B-1 Term
                               Loan, 3/31/21                                              $       418,199
    62,929            5.75     Offshore Group Investment, Ltd., Term Loan, 3/28/19                 20,085
   866,250            3.75     Paragon Offshore Finance, Term Loan, 7/16/21                       339,282
                                                                                          ---------------
                                                                                          $       777,566
---------------------------------------------------------------------------------------------------------
                               Oil & Gas Equipment & Services -- 0.1%
 1,431,875            3.75     77 Energy, Tranche B Loan (First Lien), 6/17/21            $     1,218,286
 1,986,270            3.88     Fieldwood Energy LLC, Closing Date Loan, 9/25/18                 1,705,709
   493,750            5.25     McDermott International, Inc., Tranche B Loan (First
                               Lien), 4/11/19                                                     490,047
                                                                                          ---------------
                                                                                          $     3,414,042
---------------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 0.1%
    11,241            4.50     Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16              $        11,213
 2,701,875            4.00     Seadrill Operating LP, Initial Term Loan, 2/14/21                1,658,951
   997,500            0.00     Terraform AP Acquisition Holdings, Term Loan (First
                               Lien), 6/26/22 (d)                                                 972,562
                                                                                          ---------------
                                                                                          $     2,642,726
---------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.1%
   997,494            0.00     Penn Products Terminals LLC, Term Loan (First Lien),
                               4/1/22 (d)                                                 $       992,506
---------------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.0%+
   444,347            4.25     Western Refining, Inc., Term Loan 2013, 11/12/20           $       442,056
                                                                                          ---------------
                               Total Energy                                               $     8,268,896
---------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.4%
                               Commodity Chemicals -- 0.1%
 1,759,189            4.50     AZ Chem US, Inc., Tranche B Term Loan (First
                               Lien), 6/9/21                                              $     1,760,014
   381,456            4.25     Tronox Pigments Holland BV, New Term Loan, 3/19/20                 334,039
                                                                                          ---------------
                                                                                          $     2,094,053
---------------------------------------------------------------------------------------------------------
                               Diversified Chemicals -- 0.0%+
   498,750            0.00     Chemours Company LLC, Term Loan (First Lien),
                               5/12/22 (d)                                                $       435,575
---------------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- 0.1%
 1,016,046            3.75     Axalta Coating Systems US Holdings, Inc., Refinanced
                               Term B Loan, 2/1/20                                        $     1,010,825
    71,429            3.50     Chemtura Corp., New Term Loan, 8/29/16                              71,414


The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Specialty Chemicals -- (continued)
   923,875            4.00     PQ Corp., 2014 Term Loan, 8/7/17                           $       922,432
   287,833            2.75     WR Grace & Co-Conn, Delayed Draw Term Loan,
                               1/23/21                                                            286,394
   799,843            2.75     WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                        795,843
                                                                                          ---------------
                                                                                          $     3,086,908
---------------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.1%
   673,740            4.00     Ardagh Holdings USA, Inc., Tranche B-3 Term Loan
                               (First Lien), 12/17/19                                             672,224
   997,500            0.00     Owens-Brockway Glass Container Inc., Term Loan
                               (First Lien), 8/14/22 (d)                                  $     1,001,964
                                                                                          ---------------
                                                                                          $     1,674,188
---------------------------------------------------------------------------------------------------------
                               Paper Packaging -- 0.0%+
   172,375            4.25     Multi Packaging Solutions, Inc., Initial Dollar
                               Tranche B Term, 9/30/20                                    $       170,867
---------------------------------------------------------------------------------------------------------
                               Aluminum -- 0.1%
   115,800            5.75     Noranda Aluminum Acquisition Corp., Term B
                               Loan, 2/28/19                                              $        79,612
 1,412,203            0.00     Novelis Inc., Term Loan (First Lien), 5/28/22 (d)                1,396,463
                                                                                          ---------------
                                                                                          $     1,476,075
---------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.0%+
 1,104,569            3.75     Fortescue Metals Group Ltd., Bank Loan, 6/30/19            $       908,508
---------------------------------------------------------------------------------------------------------
                               Steel -- 0.0%+
   354,764            4.75     JMC Steel Group, Inc., Term Loan, 4/1/17                   $       349,442
   145,449            4.50     TMS International Corp., Term B Loan, 10/2/20                      144,782
                                                                                          ---------------
                                                                                          $       494,224
                                                                                          ---------------
                               Total Materials                                            $    10,340,398
---------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.5%
                               Aerospace & Defense -- 0.2%
 1,865,803            3.75     DigitalGlobe, Inc., Term Loan, 1/25/20                     $     1,859,670
   143,055            6.25     DynCorp International, Inc., Term Loan, 7/7/16                     140,075
 1,280,637            3.75     TransDigm, Inc., Tranche C Term Loan, 2/28/20                    1,270,313
 2,355,167            3.25     Wesco Aircraft Hardare Corp., Tranche B Term Loan
                               (First Lien), 2/24/21                                            2,309,045
                                                                                          ---------------
                                                                                          $     5,579,103
---------------------------------------------------------------------------------------------------------
                               Building Products -- 0.1%
 1,072,744            3.50     Armstrong World Industries, Inc., Term
                               Loan B, 3/15/20                                            $     1,070,733
   852,173            4.00     Quikrete Holdings, Inc., Initial Loan (First Lien),
                               9/26/20                                                            850,894

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 79

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Building Products -- (continued)
   796,449            4.25     Unifrax Corp., New Term B Loan, 12/31/19                   $       791,803
                                                                                          ---------------
                                                                                          $     2,713,430
---------------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.1%
 1,059,245            3.00     Southwire Co., Term Loan, 1/31/21                          $     1,040,709
   825,437            6.00     WireCo WorldGroup, Inc., Term Loan, 2/15/17                        826,984
                                                                                          ---------------
                                                                                          $     1,867,693
---------------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.0%+
    67,550            0.00     Kloeckner Pentaplast of America, Term Loan (First
                               Lien), 4/22/20 (d)                                         $        67,845
   158,066            0.00     Kloeckner Pentaplast of America, Term Loan (First
                               Lien), 4/22/20 (d)                                                 158,757
   452,994            0.00     Milacron LLC, Term Loan (First Lien), 9/28/20 (d)                  456,392
                                                                                          ---------------
                                                                                          $       682,994
---------------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery & Heavy
                               Trucks -- 0.0%+
    71,613            3.25     Manitowoc Co. Inc. (The), Term B Loan, 12/18/20            $        71,097
   306,461            3.50     Terex Corp., U.S. Term Loan, 8/13/21                               306,997
                                                                                          ---------------
                                                                                          $       378,094
---------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.1%
   233,348            4.25     Gardner Denver, Inc., Initial Dollar Term Loan,
                               7/30/20                                                    $       221,518
   726,517            6.00     NN, Inc., Term Loan, 8/27/21                                       728,333
 1,489,642            4.25     Schaeffler AG, Facility B-USD, 5/15/20                           1,493,134
    78,201            5.75     Xerium Technologies, Inc., Initial Term Loan, 5/17/19               78,348
                                                                                          ---------------
                                                                                          $     2,521,333
---------------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.0%+
   700,000            0.00     Beacon Roofing Supply Inc, Term Loan (First Lien),
                               9/25/22 (d)                                                $       700,000
   318,295            3.75     WESCO Distribution, Inc., Tranche B-1 Loan,
                               12/12/19                                                           318,593
                                                                                          ---------------
                                                                                          $     1,018,593
                                                                                          ---------------
                               Total Capital Goods                                        $    14,761,240
---------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                               Environmental & Facilities Services -- 0.1%
   149,250            0.00     Waste Industries USA Inc., Term Loan (First Lien),
                               2/20/20 (d)                                                $       150,182
 2,852,011            5.00     Wheelabrator, Term B Loan, 10/15/21                              2,799,726
   126,437            5.00     Wheelabrator, Term C Loan, 10/15/21                                124,119
                                                                                          ---------------
                                                                                          $     3,074,027
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Diversified Support Services -- 0.0%+
   834,186            6.50     Language Line LLC, Term Loan (First Lien), 7/2/21          $       836,271
---------------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- 0.1%
   509,664            4.25     Allied Security Holdings LLC, Closing Date Term Loan
                               (First Lien), 2/12/21                                      $       506,797
   316,931            4.00     Garda World Security Corp., Term B Delayed Draw
                               Loan, 11/8/20                                                      312,474
 1,238,912            4.00     Garda World Security Corp., Term B Loan, 11/1/20                 1,221,491
    90,966            4.25     Monitronics International, Inc., Term B Loan, 3/23/18               90,625
                                                                                          ---------------
                                                                                          $     2,131,387
---------------------------------------------------------------------------------------------------------
                               Human Resource & Employment Services -- 0.0%+
   708,489            0.00     On Assignment Inc., Term Loan (First Lien), 6/5/22 (d)     $       709,703
---------------------------------------------------------------------------------------------------------
                               Research & Consulting Services -- 0.0%+
   166,109            5.00     Wyle, Tranche B Loan (First Lien), 5/22/21                 $       165,900
                                                                                          ---------------
                               Total Commercial Services & Supplies                       $     6,917,288
---------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.2%
                               Air Freight & Logistics -- 0.0%+
   196,500            5.25     Syncreon Group BV, Term Loan, 9/26/20                      $       157,855
---------------------------------------------------------------------------------------------------------
                               Airlines -- 0.2%
   500,000            0.00     American Airlines Inc., Term Loan (First Lien),
                               10/10/21 (d)                                               $       498,125
 2,505,375            0.00     American Airlines Inc., Term Loan (First Lien),
                               6/27/20 (d)                                                      2,488,935
   729,375            3.25     Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18                729,090
   300,000            0.00     Delta Air Lines, Inc., Term Loan (First Lien),
                               8/24/22 (d)                                                        300,225
   243,750            3.25     United Airlines, Inc., Class B Term Loan, 4/1/19                   243,674
                                                                                          ---------------
                                                                                          $     4,260,049
---------------------------------------------------------------------------------------------------------
                               Marine -- 0.0%+
 1,405,726            5.25     Navios Maritime Partners LP, Term Loan, 6/27/18            $     1,405,287
                                                                                          ---------------
                               Total Transportation                                       $     5,823,191
---------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.4%
                               Auto Parts & Equipment -- 0.2%
   767,374            3.50     Allison Transmission, Inc., Term B-3 Loan, 8/23/19         $       768,813
   995,000            6.00     BBB Industries US, Initial Term Loan, 10/15/21                   1,001,829
   748,111            0.00     Key Safety Systems, Inc., Term Loan (First Lien),
                               7/28/21 (d)                                                        731,278
 1,242,018            3.75     MPG Holdco I, Inc., Initial Term Loan, 10/20/21                  1,240,798
   410,279            0.00     TI Group Automotive Systems LLC, Term Loan (First
                               Lien), 6/25/22 (d)                                                 403,441

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 81

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Auto Parts & Equipment -- (continued)
 1,187,945            4.00     Tower Automotive Holdings USA LLC, Initial Term
                               Loan (2014), 4/23/20                                       $     1,177,551
                                                                                          ---------------
                                                                                          $     5,323,710
---------------------------------------------------------------------------------------------------------
                               Tires & Rubber -- 0.0%+
   666,667            3.75     The Goodyear Tire & Rubber Co., Term Loan (Second
                               Lien), 3/27/19                                             $       669,054
---------------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- 0.2%
   371,124            3.50     Chrysler Group LLC, Term Loan B, 5/24/17                   $       370,524
 2,856,500            3.25     Chrysler Group LLC, Tranche B Term Loan, 12/29/18                2,835,790
   495,000            6.00     Crown Group llc, Term Loan (First Lien), 9/30/20                   493,453
                                                                                          ---------------
                                                                                          $     3,699,767
---------------------------------------------------------------------------------------------------------
                               Personal Products -- 0.0%+
   291,667            3.50     Visteon Corp., Tranche B Loan (First Lien), 4/8/21         $       290,753
                                                                                          ---------------
                               Total Automobiles & Components                             $     9,983,284
---------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.1%
                               Home Furnishings -- 0.0%+
    62,272            3.50     Tempur Sealy International, Inc., New Term B
                               Loan, 3/18/20                                              $        62,389
---------------------------------------------------------------------------------------------------------
                               Apparel, Accessories & Luxury Goods -- 0.1%
   497,500            0.00     Hanes Brands, Inc., Term Loan (First Lien),
                               4/15/22 (d)                                                $       501,024
   958,411            3.25     PVH Corp., Tranche B Term Loan, 12/19/19                           964,062
                                                                                          ---------------
                                                                                          $     1,465,086
                                                                                          ---------------
                               Total Consumer Durables & Apparel                          $     1,527,475
---------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.3%
                               Casinos & Gaming -- 0.1%
 1,215,625            3.50     MGM Resorts International, Term B Loan, 12/20/19           $     1,207,838
    90,250            3.75     Pinnacle Entertainment, Inc., Tranche B-2 Term
                               Loan, 8/13/20                                                       90,322
 1,985,000            6.00     Scientific Games, Initial Term B-2, 10/1/21                      1,964,406
                                                                                          ---------------
                                                                                          $     3,262,566
---------------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 0.1%
   489,002            3.50     Four Seasons Holdings Inc., Term Loan, 6/27/20             $       486,557
 1,353,618            3.50     Hilton Worldwide Finance LLC, Initial Term Loan,
                               9/23/20                                                          1,354,183
                                                                                          ---------------
                                                                                          $     1,840,740
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Leisure Facilities -- 0.0%+
    96,885            3.25     Cedar Fair LP, U.S. Term Facility, 3/6/20                  $        97,293
 1,147,125            0.00     Six Flags Theme Parks, Inc., Term Loan (First Lien),
                               6/30/22 (d)                                                      1,149,993
                                                                                          ---------------
                                                                                          $     1,247,286
---------------------------------------------------------------------------------------------------------
                               Restaurants -- 0.1%
   469,382            3.75     1011778 BC ULC, Term B-2 Loan, 12/12/21                    $       469,170
   364,084            4.00     Landry's, Inc., B Term Loan, 4/24/18                               364,653
   154,400            4.00     NPC International, Inc., Term Loan, 12/28/18                       153,306
   830,551            4.25     PF Chang's China Bistro, Inc., Term Borrowing, 7/2/19              816,016
                                                                                          ---------------
                                                                                          $     1,803,145
---------------------------------------------------------------------------------------------------------
                               Education Services -- 0.0%+
   592,260            3.75     Bright Horizons Family Solutions, Inc., Term B
                               Loan, 1/14/20                                              $       593,677
   595,500            4.25     Bright Horizons Family Solutions, Inc., Term B-1
                               Loan, 1/30/20                                                      596,493
                                                                                          ---------------
                                                                                          $     1,190,170
---------------------------------------------------------------------------------------------------------
                               Specialized Consumer Services -- 0.0%+
   383,810            4.00     Weight Watchers International, Inc., Initial
                               Tranche B-2 Term Loan, 4/2/20                              $       208,697
                                                                                          ---------------
                               Total Consumer Services                                    $     9,552,604
---------------------------------------------------------------------------------------------------------
                               MEDIA -- 1.0%
                               Broadcasting -- 0.4%
 1,629,423            3.00     CBS Outdoor Americas Capital llc, Tranche B Term
                               Loan (First Lien), 1/15/21                                 $     1,623,652
   997,449            2.70     CSC Holdings LLC, Term B Loan, 4/17/20                             993,352
 1,000,000            5.00     CSC Holdings LLC, Term Loan (First Lien), 9/25/22                  994,464
   325,905            4.02     Entercom Radio llc, Term B-2 Loan, 11/23/18                        325,956
   522,358            3.50     EW Scripps, Term Loan (First Lien), 11/26/20                       522,685
 1,002,368            3.75     Gray Television, Inc., Term Loan (First Lien), 6/10/21           1,001,220
   609,488            4.25     NEP, Amendment No. 4 Incremental Term Loan (First
                               Lien), 1/22/20                                                     598,060
   493,703            3.25     Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20                482,594
 1,324,782            3.00     Sinclair Television Group, Inc., New Tranche B Term
                               Loan, 4/19/20                                                    1,312,983
   997,500            3.50     Sinclair Television Group, Incremental Loan, 7/30/21               992,512
 1,443,537            3.81     Tribune Company, Term B Loan, 12/27/20                           1,439,478
   657,963            4.00     Univision Communications, Inc., Replacement First-
                               Lien Term Loan, 3/1/20                                             653,119
                                                                                          ---------------
                                                                                          $    10,940,075
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 83

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 0.4%
 1,000,000            3.50     CCO Safari III LLC, Term Loan (First Lien), 1/23/23        $       995,391
 1,106,207            3.50     Cequel Communications LLC, Term Loan, 2/14/19                    1,099,288
 1,295,188            3.00     Charter Communications Operating LLC, Term F
                               Loan, 1/1/21                                                     1,280,732
   521,732            3.75     Intelsat Jackson Holdings SA, Tranche B-2 Term
                               Loan, 6/30/19                                                      509,863
   727,500            4.00     MCC Georgia LLC, Tranche G Term Loan, 2/8/20                       727,651
 1,379,000            2.66     Mediacom Illinois LLC, Tranche F Term Loan, 3/31/18              1,373,829
   655,383            3.50     Telesat Canada, U.S. Term B Loan, 3/28/19                          652,242
   218,649            4.50     WideOpenWest Finance LLC, Replacement Term B
                               Loan, 4/1/19                                                       217,487
 1,136,553            3.50     Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22                   1,119,979
 1,072,383            3.50     Ziggo BV, Tranche B-1 Term Loan (First Lien), 1/15/22            1,056,744
   691,064            3.50     Ziggo BV, Tranche B-2 Term Loan (First Lien), 1/15/22              680,986
                                                                                          ---------------
                                                                                          $     9,714,192
---------------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.2%
 1,446,509            3.50     AMC Entertainment, Inc., Initial Term Loan, 4/30/20        $     1,446,509
   962,264            3.25     Kasima LLC, Term Loan, 5/17/21                                     961,261
   762,440            3.50     Live Nation Entertainment, Inc., Term B-1
                               Loan, 8/17/20                                                      762,955
 1,013,204            3.75     Rovi Solutions Corp., Term B Loan, 7/2/21                          996,739
   586,500            3.50     Seminole Hard Rock Entertainment, Inc., New Term
                               Loan B, 5/14/20                                                    576,236
 1,078,000            3.75     WMG Acquisition Corp., Tranche B Refinancing Term
                               Loan, 7/1/20                                                     1,058,192
                                                                                          ---------------
                                                                                          $     5,801,892
                                                                                          ---------------
                               Total Media                                                $    26,456,159
---------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.3%
                               Computer & Electronics Retail -- 0.1%
 1,723,750            3.75     Rent-A-Center, Inc., Term Loan (2014), 2/6/21              $     1,721,595
---------------------------------------------------------------------------------------------------------
                               Home Improvement Retail -- 0.0%+
 1,218,750            4.50     Apex Tool Group LLC, Term Loan, 2/1/20                     $     1,192,471
---------------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.1%
   977,500            3.75     Michaels Stores, Inc., Term B Loan, 1/28/20                        976,787
 1,000,000            0.00     Staples, Inc., Term Loan (First Lien), 4/24/21 (d)         $       997,560
                                                                                          ---------------
                                                                                          $     1,974,347
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.1%
 1,269,824            3.00     Avis Budget Car Rental LLC, Tranche B Term
                               Loan, 3/15/19                                              $     1,269,538
   382,166            5.25     CWGS Group LLC, Term Loan, 2/20/20                                 382,882
   729,375            3.75     The Hertz Corp., Tranche B1 Term Loan, 3/11/18                     728,099
                                                                                          ---------------
                                                                                          $     2,380,519
                                                                                          ---------------
                               Total Retailing                                            $     7,268,932
---------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.1%
                               Food Distributors -- 0.0%+
   184,036            5.75     AdvancePierre Foods, Inc., Term Loan (First
                               Lien), 7/10/17                                             $       184,409
---------------------------------------------------------------------------------------------------------
                               Food Retail -- 0.1%
 1,492,464            5.38     Albertsons LLC, Term B-2 Loan, 3/21/19                     $     1,494,668
   495,000            4.75     New Albertson's, Inc., Term Loan (First Lien), 6/24/21             494,938
                                                                                          ---------------
                                                                                          $     1,989,606
                                                                                          ---------------
                               Total Food & Staples Retailing                             $     2,174,015
---------------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.2%
                               Beverages -- 0.0%+
   750,000            0.00     JBS USA LLC, Term Loan (First Lien), 11/18/22 (d)          $       750,463
---------------------------------------------------------------------------------------------------------
                               Agricultural Products -- 0.1%
 1,566,150            3.25     Darling International, Inc., Term B USD Loan,
                               12/19/20                                                   $     1,567,129
---------------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.1%
   874,626            3.75     JBS USA LLC, Initial Term Loan, 5/25/18                    $       873,117
 2,158,833            3.00     Pinnacle Foods Finance LLC, New Term Loan G,
                               4/29/20                                                          2,157,820
   235,423            3.75     Post Holdings, Inc., Tranche B Loan (First Lien),
                               5/23/21                                                            235,754
                                                                                          ---------------
                                                                                          $     3,266,691
                                                                                          ---------------
                               Total Food, Beverage & Tobacco                             $     5,584,283
---------------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                               Household Products -- 0.0%+
   165,000            3.82     Spectrum Brands, Inc., Term Loan (First Lien),
                               6/16/22                                                    $       165,787
---------------------------------------------------------------------------------------------------------
                               Personal Products -- 0.1%
   400,000            3.50     NBTY, Inc., Term B-2 Loan, 10/1/17                         $       398,300
   361,812            4.00     Revlon Consumer Products Corp., Acquisition
                               Term Loan, 8/19/19                                                 362,083
   958,583            3.25     Revlon Consumer Products Corp., Replacement
                               Term Loan, 11/19/17                                                958,942
                                                                                          ---------------
                                                                                          $     1,719,325
                                                                                          ---------------
                               Total Household & Personal Products                        $     1,885,112
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 85

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                               Health Care Equipment -- 0.1%
 1,480,058            4.50     Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18           $     1,480,522
---------------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.0%+
 1,000,000            0.00     Sterigenics-Nordion Holdings LLC, Term Loan (First
                               Lien), 4/27/22 (d)                                         $       998,750
---------------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.2%
   548,191            6.25     BioScrip, Inc., Initial Term B Loan, 7/31/20               $       515,300
   328,915            6.50     BioScrip, Inc., Term Loan, 7/31/20                                 309,180
   593,611            4.00     BSN Medical GmbH & Co. KG, Facility B1A, 8/28/19                   593,611
   470,288            3.50     DaVita HealthCare Partners, Inc., Tranche B Loan
                               (First Lien), 6/19/21                                              470,958
 1,239,384            4.00     Envision Healthcare Corp., Initial Term Loan, 5/25/18            1,241,062
 1,470,000            2.33     Fresenius US Finance I, Inc., Tranche B Term
                               Loan, 8/7/19                                                     1,473,675
    66,145            7.75     inVentiv Health, Inc., Term B-3 Loan, 5/15/18                       66,090
   497,475            4.25     National Mentor Holdings, Inc., Tranche B Term Loan,
                               1/31/21                                                            496,698
   910,219            0.00     Pharmaceutical Product Development, Term Loan
                               (First Lien), 8/6/22 (d)                                           904,435
   338,691            4.50     Truven Health Analytics, Inc., New Tranche B Term
                               Loan, 6/6/19                                                       336,675
                                                                                          ---------------
                                                                                          $     6,407,684
---------------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 0.2%
    25,101            3.08     CHS, Incremental 2019 Term G Loan, 12/31/19                $        25,117
    46,186            4.00     CHS, Incremental 2021 Term H Loan, 1/27/21                          46,282
 1,994,911            2.95     HCA, Inc., Tranche B-5 Term Loan, 3/31/17                        1,995,460
   483,788            4.50     IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                        484,897
 1,100,000            4.25     Kindred Healthcare, Inc., Tranche B Loan (First
                               Lien), 4/10/21                                                   1,099,065
   487,590            5.25     RegionalCare Hospital Partners, Inc., Term Loan
                               (First Lien), 4/21/19                                              484,848
   227,883            3.75     Select Medical Corp., Series E Tranche B Term
                               Loan, 6/1/18                                                       227,646
   977,500            6.75     Steward Health Care System LLC, Term Loan,
                               4/10/20                                                            976,584
                                                                                          ---------------
                                                                                          $     5,339,899
---------------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.1%
   837,900            4.25     ConvaTec, Inc., Dollar Term Loan, 12/22/16                 $       837,900
 1,591,694            3.75     Emdeon, Inc., Term B-2 Loan, 11/2/18                             1,589,041
                                                                                          ---------------
                                                                                          $     2,426,941
                                                                                          ---------------
                               Total Health Care Equipment & Services                     $    16,653,796
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                               SCIENCES -- 0.3%
                               Biotechnology -- 0.0%+
 1,116,966            3.50     Alkermes, Inc., 2019 Term Loan, 9/25/19                    $     1,117,432
---------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.3%
   421,301            3.75     Endo International, Term Loan (First Lien), 6/24/22        $       420,742
   517,125            3.20     Grifols Worldwide Operations USA, Inc., U.S.
                               Tranche B Term Loam, 4/1/21                                        517,825
   301,188            4.25     JLL, Initial Dollar Term Loan, 1/23/21                             297,347
   960,375            3.25     Mallinckrodt International Finance SA, Initial
                               Term B Loan, 3/6/21                                                945,770
 1,749,974            4.25     PharMEDium Healthcare Corp., Initial Term Loan
                               (First Lien), 1/23/21                                            1,733,204
   735,633            3.51     Prestige Brands, Inc., Term B-3 Loan, 9/3/21                       736,476
   617,624            3.25     RPI Finance Trust, Term B-3 Term Loan, 11/9/18                     619,169
 1,004,483            3.50     RPI Finance Trust, Term B-4 Term Loan, 11/9/20                   1,003,855
   511,676            3.75     Valeant Pharmaceuticals International, Inc.,
                               Series C-2 Tranche B Term Loan, 12/11/19                           504,768
   213,198            3.50     Valeant Pharmaceuticals International, Inc.,
                               Series D-2 Tranche B Term Loan, 2/13/19                            210,067
 1,313,724            3.75     Valeant Pharmaceuticals International, Inc.,
                               Series E1 Tranche B Term Loan, 8/5/20                            1,296,482
                                                                                          ---------------
                                                                                          $     8,285,705
                                                                                          ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                              $     9,403,137
---------------------------------------------------------------------------------------------------------
                               BANKS -- 0.0%+
                               Thrifts & Mortgage Finance -- 0.0%+
   763,188            5.00     Ocwen Financial Corp., Initial Term Loan, 1/15/18          $       763,427
                                                                                          ---------------
                               Total Banks                                                $       763,427
---------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.2%
                               Other Diversified Financial Services -- 0.1%
   343,954            3.50     AWAS Finance Luxembourg 2012 SA, Term
                               Loan, 7/16/18                                              $       343,094
 1,295,000            3.50     Delos Finance SARL, Tranche B Term Loan, 2/27/21                 1,295,135
 2,080,072            3.50     Fly Funding II Sarl, Term Loan, 8/9/18                           2,072,923
   488,750            5.00     Livingston International, Inc., Initial Term B-1 Loan
                               (First Lien), 4/18/19                                              475,309
    78,745            5.25     WorldPay, Facility B2A Term Loan, 8/6/17                            79,041
                                                                                          ---------------
                                                                                          $     4,265,502
---------------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.1%
   998,829            4.25     Mirror BidCo Corp., New Incremental Term Loan,
                               12/18/19                                                   $       998,829

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 87

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Specialized Finance -- (continued)
   592,500            3.25     SBA Senior Finance II LLC, Incremental Tranche B-1
                               Term Loan, 3/31/21                                         $       587,131
                                                                                          ---------------
                                                                                          $     1,585,960
                                                                                          ---------------
                               Total Diversified Financials                               $     5,851,462
---------------------------------------------------------------------------------------------------------
                               INSURANCE -- 0.1%
                               Insurance Brokers -- 0.1%
 1,079,641            4.25     USI Insurance Services LLC, Term B Loan, 12/30/19          $     1,071,994
---------------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- 0.0%+
    72,306            0.00     Alliant Holdings LLC, Term Loan (First Lien),
                               7/28/22 (d)                                                $        72,125
---------------------------------------------------------------------------------------------------------
                               Property & Casualty Insurance -- 0.0%+
   489,861            5.75     Confie Seguros Holding II Co., Term B Loan (First
                               Lien), 11/9/18                                             $       491,085
                                                                                          ---------------
                               Total Insurance                                            $     1,635,204
---------------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.2%
                               Mortgage REIT -- 0.1%
 1,573,936            3.50     Starwood Property Trust, Inc., Term Loan (First
                               Lien), 4/17/20                                             $     1,564,755
---------------------------------------------------------------------------------------------------------
                               Retail REIT -- 0.1%
 1,701,947            0.00     DTZ US Borrower LLC, Term Loan (First Lien),
                               11/4/21 (d)                                                $     1,687,853
---------------------------------------------------------------------------------------------------------
                               Specialized REIT -- 0.0%+
   399,000            0.00     Communications Sales & Leasing, Inc., Term Loan
                               (First Lien), 10/16/22 (d)                                 $       374,561
   979,956            3.25     The GEO Group, Inc., Term Loan, 4/3/20                             981,793
                                                                                          ---------------
                                                                                          $     1,356,354
---------------------------------------------------------------------------------------------------------
                               Real Estate Services -- 0.0%+
   979,933            4.50     Altisource Solutions Sarl, Term B Loan, 12/9/20            $       872,141
                                                                                          ---------------
                               Total Real Estate                                          $     5,481,103
---------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.1%
                               Internet Software & Services -- 0.0%+
   954,022            3.50     Dealertrack Technologies, Inc., Term Loan, 2/27/21         $       952,233
---------------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 0.0%+
   396,000            5.75     Evergreen Skills Lux Sarl, Initial Term Loan (First
                               Lien), 4/23/21                                             $       358,380
   226,550            4.50     PSAV Presentation Services, Tranche B Term Loan
                               (First Lien), 1/24/21                                              225,984
                                                                                          ---------------
                                                                                          $       584,364
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Application Software -- 0.0%+
   464,702            4.50     Epiq Systems, Inc., Term Loan, 8/27/20                     $       463,540
    10,555            8.50     Expert Global Solutions, Inc., Term B Advance (First
                               Lien), 4/3/18                                                       10,568
   325,732            3.50     Verint Systems, Inc., Tranche B-2 Term Loan (First
                               Lien), 9/6/19                                                      326,098
                                                                                          ---------------
                                                                                          $       800,206
---------------------------------------------------------------------------------------------------------
                               Home Entertainment Software -- 0.1%
 1,411,209            3.25     Activision Blizzard, Inc., Term Loan, 7/26/20              $     1,413,071
   205,299            5.25     Micro Focus International, Term Loan B, 10/7/21                    205,577
                                                                                          ---------------
                                                                                          $     1,618,648
                                                                                          ---------------
                               Total Software & Services                                  $     3,955,451
---------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                               Communications Equipment -- 0.1%
 2,000,000            3.75     Commscope, Inc., Term Loan (First Lien), 5/29/22           $     1,999,688
   165,466            3.25     Commscope, Inc., Tranche 4 Term Loan, 1/14/18                      165,362
                                                                                          ---------------
                                                                                          $     2,165,050
---------------------------------------------------------------------------------------------------------
                               Electronic Equipment Manufacturers -- 0.0%+
   940,909            4.75     Zebra Technologies, Term Loan B, 9/30/21                   $       948,254
---------------------------------------------------------------------------------------------------------
                               Electronic Components -- 0.1%
   637,000            3.25     Belden Finance 2013 LP, Initial Term Loan, 9/9/20          $       637,390
   976,500            6.25     FCI -- Fidji Luxembourg Bc4 Sarl, Term Loan,
                               12/19/20                                                           976,500
                                                                                          ---------------
                                                                                          $     1,613,890
---------------------------------------------------------------------------------------------------------
                               Technology Distributors -- 0.0%+
   292,487            0.00     Deltek Systems, Inc., Term Loan (First Lien),
                               12/31/22 (d)                                               $       292,792
                                                                                          ---------------
                               Total Technology Hardware & Equipment                      $     5,019,986
---------------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.1%
                               Semiconductor Equipment -- 0.1%
 1,924,641            2.58     Sensata Technologies, Term Loan (First Lien),
                               10/14/21                                                   $     1,925,170
---------------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.0%+
 1,116,072            3.75     Avago Technologies Ltd., Tranche B Term Loan (First
                               Lien), 4/16/21                                             $     1,116,666
   116,543            3.25     Microsemi Corp., Term Loan (First Lien), 3/14/21                   116,223
                                                                                          ---------------
                                                                                          $     1,232,889
                                                                                          ---------------
                               Total Semiconductors & Semiconductor Equipment             $     3,158,059
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 89

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 0.3%
                               Integrated Telecommunication Services -- 0.2%
 1,225,000            4.00     Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20        $     1,219,488
   656,700            4.00     GCI Holdings, Inc., New Term B Loan, 2/2/22                        661,215
 1,000,000            0.00     Level 3 Financing, Inc., Term Loan (First Lien),
                               5/31/22 (d)                                                        994,583
 1,484,673            0.00     Virgin Media, Term Loan (First Lien), 6/30/23 (d)                1,465,585
 1,004,821            3.25     West Corp., B-10 Term Loan (First Lien), 6/30/18                   995,165
   703,409            3.50     Windstream Services LLC, Tranche B-5 Term
                               Loan, 8/8/19                                                       673,514
                                                                                          ---------------
                                                                                          $     6,009,550
---------------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 0.1%
 2,168,728            3.00     Crown Castle International Corp., Tranche B-2 Term
                               Loan (First Lien), 1/31/21                                 $     2,166,086
   266,066            4.50     Numericable U.S. LLC, Tranche B-1 Term Loan,
                               4/23/20                                                            264,695
   230,184            4.50     Numericable-SFR, Tranche B-2 Loan (First Lien),
                               4/23/20                                                            228,997
   727,141            4.00     Syniverse Holdings, Inc., Tranche B Term Loan,
                               4/23/19                                                            668,970
                                                                                          ---------------
                                                                                          $     3,328,748
                                                                                          ---------------
                               Total Telecommunication Services                           $     9,338,298
---------------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.3%
                               Electric Utilities -- 0.2%
 2,546,004            4.75     Atlantic Power LP, Term Loan, 2/20/21                      $     2,541,230
 1,173,000            3.00     Calpine Construction Finance Co. LP, Term B-1
                               Loan, 5/3/20                                                     1,145,630
 1,321,238            5.25     Terra-Gen Finance Company, Term Loan, 11/26/21                   1,294,813
                                                                                          ---------------
                                                                                          $     4,981,673
---------------------------------------------------------------------------------------------------------
                               Independent Power Producers & Energy
                               Traders -- 0.1%
   289,275            0.00     Calpine Corp, Term Loan (First Lien), 5/28/22 (d)          $       285,478
   752,419            4.00     Calpine Corp., Term Loan, 9/27/19                                  752,157
   451,154            4.00     Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                       451,114
 1,660,253            2.75     NRG Energy, Inc., Term Loan (2013), 7/1/18                       1,630,968
 1,497,055            3.75     NSG Holdings LLC, New Term Loan, 12/11/19                        1,485,827
                                                                                          ---------------
                                                                                          $     4,605,544
                                                                                          ---------------
                               Total Utilities                                            $     9,587,217
---------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                               (Cost $184,858,655)                                        $   181,390,017
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

---------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 1.8%
                               Repurchase Agreements -- 0.7%
20,650,000                     $20,650,000 Bank of Nova Scotia, 0.12%, dated
                               9/30/15 plus accrued interest on 10/1/15
                               collateralized by the following:
                               $6,710,253 Freddie Mac Giant, 3.5-4.0%,
                               9/1/28 -- 8/1/45
                               $10,339 Federal National Mortgage Association
                               (ARM), 2.0%, 12/1/42
                               $14,133,520 Federal National Mortgage Association,
                               3.0 -- 6.0%, 3/1/26 -- 9/1/45
                               $208,958 Government National Mortgage
                               Association II, 5.0%, 5/20/45                              $    20,650,000
20,650,000                     $20,650,000 RBC Capital Markets LLC, 0.10%,
                               dated 9/30/15 plus accrued interest on 10/1/15
                               collateralized by the following:
                               $38,597 Federal Home Loan Mortgage Corp,
                               2.342 -- 2.476%, 6/1/42 -- 3/1/43
                               $3,086,387 Federal National Mortgage Association
                               (ARM), 2.858 -3.856%, 12/1/40 -- 12/1/44
                               $12,625,286 Federal National Mortgage Association,
                               3.5 -- 4.0%, 2/1/34 -- 9/1/45
                               $5,312,730 Government National Mortgage
                               Association II, 4.0 -- 4.5%, 4/20/41 -- 9/20/45                 20,650,000
20,650,000                     $20,650,000 TD Securities USA LLC, 0.07%,
                               dated 9/30/15 plus accrued interest on 10/1/15
                               collateralized by the following:
                               $21,063,061 U.S. Treasury Notes, 1.625%, 8/15/22                20,650,000
                                                                                          ---------------
                                                                                          $    61,950,000
---------------------------------------------------------------------------------------------------------
                               Commercial Paper -- 1.1%
 2,650,000            0.40     Mizuho Bank, Ltd. New York, Floating Rate
                               Note, 2/5/16                                               $     2,650,000
 2,575,000            0.60     Skandinaviska Enskilda Banken AB New York NY,
                               Floating Rate Note, 1/4/16                                       2,575,857
20,650,000                     Societe Generale SA, Commercial Paper, 10/1/15 (c)              20,650,004
 1,715,000            0.65     Sumitomo Mitsui Banking Corp. New York, Floating
                               Rate Note, 5/2/17                                                1,714,341
 2,500,000            0.50     Svenska Handelsbanken New York NY, Floating Rate
                               Note, 8/17/16                                                    2,500,430
                                                                                          ---------------
                                                                                          $    30,090,632
---------------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $92,039,823)                                         $    92,040,632
---------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 99.1%
                               (Cost $2,748,112,091) (a)                                  $ 2,743,082,284
---------------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- 0.9%                         $    25,059,439
---------------------------------------------------------------------------------------------------------
                               TOTAL NET ASSETS -- 100.0%                                 $ 2,768,141,723
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 91

+          Amount rounds to less than 0.1%.

(Cat Bond) Catastrophe or Event Linked Bond. At September 30, 2015, the value of these securities amounted to $96,302,747, or 3.5% of total net assets. See Notes to Financial Statements -- Note 1H.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2015, the value of these securities amounted to $929,766,458, or 33.6% of total net assets.

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

(PIK)      Represents a pay-in kind security.

ARM        Adjustable Rate Mortgage.

Strips     Separate trading of Registered interest and principal of securities.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks,
           (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2015, the net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes of $2,752,822,385 was as follows:

             Aggregate gross unrealized appreciation for all investments
                in which there is an excess of value over tax cost                 $  2,146,826
             Aggregate gross unrealized depreciation for all investments
                in which there is an excess of tax cost over value                  (11,886,927)
                                                                                   ------------
             Net unrealized depreciation                                           $ (9,740,101)
                                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)        Rate to be determined.

(e)        Security is in default.

(f) Structured reinsurance investment. At September 30, 2015, the value of these securities amounted to $27,227,389 or 1.0% of total net assets. See Notes to Financial Statements -- Note 1H.

(g)        Consists of Revenue Bonds unless otherwise indicated.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2015 aggregated $933,346,492 and $675,235,144, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

The following is a summary of the inputs used as of September 30, 2015, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------
                                 Level 1          Level 2          Level 3         Total
--------------------------------------------------------------------------------------------------
Asset Backed Securities          $           --   $  680,766,836   $          --   $  680,766,836
Collateralized Mortgage
   Obligations                               --      778,032,486              --      778,032,486
Corporate Bonds
   Insurance
     Reinsurance                             --       96,302,747      27,227,389      123,530,136
   All Other Corporate Bonds                 --      697,927,409              --      697,927,409
U.S. Government and
   Agency Obligations                        --      187,860,767              --      187,860,767
Foreign Government Bonds                     --               --              --               --
Municipal Bonds                              --        1,534,001              --        1,534,001
Senior Floating Rate
   Loan Interests                            --      181,390,017              --      181,390,017
Repurchase Agreements                        --       61,950,000              --       61,950,000
Commercial Paper                             --       30,090,632              --       30,090,632
--------------------------------------------------------------------------------------------------
   Total                         $           --   $2,715,854,895   $  27,227,389   $2,743,082,284
==================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------------------------
                                                     Preferred        Corporate
                                                     Stocks           Bonds           Total
--------------------------------------------------------------------------------------------------
Balance as of 3/31/15                                $  2,507,460     $21,186,317     $23,693,777
Realized gain (loss)(1)                                        --            (900)           (900)
Change in unrealized appreciation
   (depreciation)(2)                                           --        (575,805)       (575,805)
Purchases                                                      --       9,746,397       9,746,397
Sales                                                          --      (5,636,080)     (5,636,080)
Transfers in and out of Level 3 categories*            (2,507,460)      2,507,460              --
Transfers in and out of Level 3*                               --              --              --
--------------------------------------------------------------------------------------------------
Balance as of 9/30/15                                $         --     $27,227,389     $27,227,389
==================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended September 30, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 9/30/15                                                            $(536,481)
                                                                                   ----------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 93

Statement of Assets and Liabilities | 9/30/15 (unaudited)

ASSETS:
   Investment in securities (cost $2,748,112,091)                $2,743,082,284
   Cash                                                              41,617,612
   Receivables --
      Investment securities sold                                      3,622,358
      Fund shares sold                                               58,581,987
      Interest                                                        4,226,952
   Other assets                                                         175,768
--------------------------------------------------------------------------------
         Total assets                                            $2,851,306,961
================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                            $   72,324,337
      Fund shares repurchased                                         9,878,562
      Distributions                                                     299,925
   Due to affiliates                                                    419,063
   Accrued expenses                                                     243,351
--------------------------------------------------------------------------------
         Total liabilities                                       $   83,165,238
================================================================================
NET ASSETS:
   Paid-in capital                                               $2,792,380,505
   Distributions in excess of net investment income                 (11,097,629)
   Accumulated net realized loss on investments                      (8,111,346)
   Net unrealized depreciation on investments                        (5,029,807)
--------------------------------------------------------------------------------
         Total net assets                                        $2,768,141,723
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $741,412,328/74,358,226 shares)             $         9.97
   Class C (based on $584,661,895/58,717,658 shares)             $         9.96
   Class C2 (based on $11,230,461/1,128,140 shares)              $         9.95
   Class K (based on $5,156,660/516,848 shares)                  $         9.98
   Class Y (based on $1,425,680,379/142,955,130 shares)          $         9.97
MAXIMUM OFFERING PRICE:
   Class A ($9.97/97.5%)                                         $        10.23
================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Statement of Operations (unaudited)

For the Six Months Ended 9/30/15

INVESTMENT INCOME:
   Interest                                              $16,835,723
------------------------------------------------------------------------------------
         Total investment income                                       $ 16,835,723
------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                       $ 4,115,390
   Transfer agent fees and expenses
      Class A                                                 21,953
      Class C                                                 16,560
      Class C2                                                     9
      Class K                                                    134
      Class Y                                                  4,782
      Class Z*                                                   167
   Distribution fees
      Class A                                                725,163
      Class C                                              1,439,399
      Class C2                                                29,196
   Administrative expense                                    376,859
   Shareholder communication expense                         895,563
   Custodian fees                                             89,160
   Registration fees                                         141,070
   Professional fees                                          70,993
   Printing expense                                           21,465
   Fees and expenses of nonaffiliated Trustees                61,945
   Miscellaneous                                             180,367
------------------------------------------------------------------------------------
      Total expenses                                                   $  8,190,175
------------------------------------------------------------------------------------
         Net investment income                                         $  8,645,548
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                    $     24,681
   Change in net unrealized depreciation on investments                  (2,010,769)
------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments                     $ (1,986,088)
------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                $  6,659,460
====================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 95

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              9/30/15           Year Ended
                                                              (unaudited)       3/31/15
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $    8,645,548    $    23,237,352
Net realized gain (loss) on investments                               24,681           (141,464)
Change in net unrealized appreciation (depreciation)
   on investments                                                 (2,010,769)        (9,437,084)
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations    $    6,659,460    $    13,658,804
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.06 and $0.12 per share, respectively)       $   (4,284,417)   $    (8,726,818)
      Class C ($0.05 and $0.09 per share, respectively)           (2,596,419)        (5,456,629)
      Class C2 ($0.04 and $0.09 per share, respectively)             (52,234)           (78,135)
      Class K ($0.07 and $0.14 per share, respectively)              (35,913)           (29,911)
      Class Y ($0.07 and $0.14 per share, respectively)           (8,357,627)       (16,320,776)
      Class Z ($0.04 and $0.13 per share, respectively)*              (7,120)           (68,790)
------------------------------------------------------------------------------------------------
         Total distributions to shareowners                   $  (15,333,730)   $   (30,681,059)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $1,214,437,668    $ 2,848,851,687
Reinvestment of distributions                                     13,492,647         26,801,350
Cost of shares repurchased                                      (945,899,547)    (2,430,043,835)
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                   $  282,030,768    $   445,609,202
------------------------------------------------------------------------------------------------
      Net increase in net assets                              $  273,356,498    $   428,586,947
NET ASSETS:
Beginning of period                                           $2,494,785,225    $ 2,066,198,278
------------------------------------------------------------------------------------------------
End of period                                                 $2,768,141,723    $ 2,494,785,225
------------------------------------------------------------------------------------------------
Distributions in excess of net investment income              $  (11,097,629)   $    (4,409,447)
================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

------------------------------------------------------------------------------------------------
                                Six Months     Six Months
                                Ended          Ended
                                9/30/15        9/30/15          Year Ended      Year Ended
                                Shares         Amount           3/31/15         3/31/15
                                (unaudited)    (unaudited)      Shares          Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                      32,528,171    $ 325,109,108      83,933,411    $   843,718,437
Reinvestment of distributions       394,678        3,942,020         802,331          8,051,015
Less shares repurchased         (27,963,659)    (279,442,042)    (72,000,258)      (723,312,357)
------------------------------------------------------------------------------------------------
      Net increase                4,959,190    $  49,609,086      12,735,484    $   128,457,095
================================================================================================
Class C
Shares sold                      16,492,270    $ 164,534,541      46,730,296    $   468,963,898
Reinvestment of distributions       257,407        2,567,690         537,145          5,379,841
Less shares repurchased         (17,516,591)    (174,802,789)    (45,018,482)      (451,628,403)
------------------------------------------------------------------------------------------------
      Net increase
         (decrease)                (766,914)   $  (7,700,558)      2,248,959    $    22,715,336
================================================================================================
Class C2
Shares sold                         284,297    $   2,834,483         977,969    $     9,812,274
Reinvestment of distributions         2,931           29,225           4,313             43,166
Less shares repurchased            (286,106)      (2,851,672)       (223,142)        (2,236,434)
------------------------------------------------------------------------------------------------
      Net increase                    1,122    $      12,036         759,140    $     7,619,006
================================================================================================
Class K
Shares sold                          47,305    $     473,049         508,487    $     5,104,776
Reinvestment of distributions         3,593           35,913           2,980             29,827
Less shares repurchased             (42,582)        (425,934)         (3,926)           (39,320)
------------------------------------------------------------------------------------------------
      Net increase                    8,316    $      83,028         507,541    $     5,095,283
================================================================================================
Class Y
Shares sold                      72,173,297    $ 721,203,562     150,302,046    $ 1,510,576,398
Reinvestment of distributions       691,985        6,912,766       1,318,376         13,231,801
Less shares repurchased         (48,653,235)    (486,266,253)   (123,502,586)    (1,240,201,155)
------------------------------------------------------------------------------------------------
      Net increase               24,212,047    $ 241,850,075      28,117,836    $   283,607,044
================================================================================================
Class Z*
Shares sold                          28,442    $     282,925       1,062,915    $    10,675,904
Reinvestment of distributions           506            5,033           6,556             65,700
Less shares repurchased            (212,381)      (2,110,857)     (1,259,589)       (12,626,166)
------------------------------------------------------------------------------------------------
      Net decrease                 (183,433)   $  (1,822,899)       (190,118)   $    (1,884,562)
================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 97

Financial Highlights

----------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year
                                                             9/30/15      Ended      Ended      Ended      4/29/11
                                                             (unaudited)  3/31/15    3/31/14    3/31/13    to 3/31/12
----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.00     $  10.07   $  10.08   $  10.02   $ 10.00
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.04     $   0.10   $   0.10   $   0.13   $  0.12
   Net realized and unrealized gain (loss) on investments       (0.01)       (0.05)     (0.01)      0.08      0.03
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.03     $   0.05   $   0.09   $   0.21   $  0.15
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.06)    $  (0.12)  $  (0.10)  $  (0.15)  $ (0.13)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $  (0.07)  $  (0.01)  $   0.06   $  0.02
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.97     $  10.00   $  10.07   $  10.08   $ 10.02
======================================================================================================================
Total return*                                                    0.30%        0.54%      0.92%      2.14%     1.48%(a)
Ratio of net expenses to average net assets                      0.63%**      0.63%      0.66%      0.72%     0.90%**
Ratio of net investment income (loss) to average net assets      0.68%**      0.95%      0.93%      0.94%     1.45%**
Portfolio turnover rate                                            54%**        45%        47%       101%       51%
Net assets, end of period (in thousands)                     $741,412     $694,221   $570,468   $381,267   $48,160
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.63%**      0.63%      0.66%      0.72%     1.03%**
   Net investment income (loss) to average net assets            0.68%**      0.95%      0.93%      0.94%     1.32%**
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

----------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year
                                                             9/30/15      Ended      Ended      Ended      4/29/11
                                                             (unaudited)  3/31/15    3/31/14    3/31/13    to 3/31/12
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.99     $  10.05   $  10.07   $  10.02   $ 10.00
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.02     $   0.07   $   0.08   $   0.09   $  0.05
   Net realized and unrealized gain (loss) on investments        0.00(b)     (0.04)     (0.03)      0.07      0.03
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.02     $   0.03   $   0.05   $   0.16   $  0.08
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.05)    $  (0.09)  $  (0.07)  $  (0.11)  $ (0.06)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $  (0.06)  $  (0.02)  $   0.05   $  0.02
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.96     $   9.99   $  10.05   $  10.07   $ 10.02
======================================================================================================================
Total return*                                                    0.15%        0.34%      0.54%      1.61%     0.82%(a)
Ratio of net expenses to average net assets                      0.94%**      0.94%      0.97%      1.03%     1.75%**
Ratio of net investment income (loss) to average net assets      0.38%**      0.66%      0.62%      0.63%     0.52%**
Portfolio turnover rate                                            54%**        45%        47%       101%       51%
Net assets, end of period (in thousands)                     $584,662     $594,283   $575,457   $330,828   $11,643
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.94%**      0.94%      0.97%      1.03%     1.87%**
   Net investment income (loss) to average net assets            0.38%**      0.66%      0.62%      0.63%     0.40%**
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 99

------------------------------------------------------------------------------------
                                               Six Months
                                               Ended           Year
                                               9/30/15         Ended     8/1/13
                                               (unaudited)     3/31/15   to 3/31/14
------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period           $      9.99     $ 10.05   $ 10.04
------------------------------------------------------------------------------------
Increase (decrease) from
   investment operations:
   Net investment income (loss)                $      0.02     $  0.06   $  0.07
   Net realized and unrealized gain
      (loss) on investments                          (0.02)      (0.03)    (0.01)
------------------------------------------------------------------------------------
Net increase (decrease) from
   investment operations                       $        --     $  0.03   $  0.06
------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                       $     (0.04)    $ (0.09)  $ (0.05)
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value     $     (0.04)    $ (0.06)  $  0.01
------------------------------------------------------------------------------------
Net asset value, end of period                 $      9.95     $  9.99   $ 10.05
====================================================================================
Total return*                                         0.05%       0.33%     0.56%(a)
Ratio of net expenses to average net assets           0.94%**     0.95%     0.99%**
Ratio of net investment income
   (loss) to average net assets                       0.37%**     0.66%     0.68%**
Portfolio turnover rate                                 54%**       45%       47%
Net assets, end of period (in thousands)       $    11,230     $11,258   $ 3,699
====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year      Year
                                                             9/30/15      Ended     Ended        12/20/12
                                                             (unaudited)  3/31/15   3/31/14      to 3/31/13
------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $ 10.01      $ 10.07   $ 10.08      $ 10.09
------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05      $  0.14   $  0.12      $  0.03
   Net realized and unrealized gain (loss) on investments      (0.01)       (0.06)    (0.00)(a)     0.01
------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.04      $  0.08   $  0.12      $  0.04
------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.07)     $ (0.14)  $ (0.13)     $ (0.05)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.03)     $ (0.06)  $ (0.01)     $ (0.01)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.98      $ 10.01   $ 10.07      $ 10.08
============================================================================================================
Total return*                                                   0.41%        0.83%     1.16%        0.43%(b)
Ratio of net expenses to average net assets                     0.41%**      0.41%     0.41%        0.53%**
Ratio of net investment income (loss) to average net assets     0.90%**      1.28%     1.19%        1.25%**
Portfolio turnover rate                                           54%**        45%       47%         101%
Net assets, end of period (in thousands)                     $ 5,157      $ 5,091   $    10      $    10
============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 101

--------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year         Year       Year
                                                             9/30/15        Ended        Ended      Ended      4/29/11
                                                             (unaudited)    3/31/15      3/31/14    3/31/13    to 3/31/12
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    10.01     $    10.07   $  10.09   $  10.03   $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.05     $     0.11   $   0.12   $   0.14   $  0.14
   Net realized and unrealized gain (loss) on investments         (0.02)         (0.03)     (0.02)      0.09      0.04
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.03     $     0.08   $   0.10   $   0.23   $  0.18
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.07)    $    (0.14)  $  (0.12)  $  (0.17)  $ (0.15)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.04)    $    (0.06)  $  (0.02)  $   0.06   $  0.03
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     9.97     $    10.01   $  10.07   $  10.09   $ 10.03
==========================================================================================================================
Total return*                                                      0.27%          0.79%      0.99%      2.35%     1.79%(a)
Ratio of net expenses to average net assets                        0.50%**        0.51%      0.54%      0.55%     0.67%**
Ratio of net investment income (loss) to average net assets        0.81%**        1.08%      1.05%      1.11%     1.72%**
Portfolio turnover rate                                              54%**          45%        47%       101%       51%
Net assets, end of period (in thousands)                     $1,425,680     $1,188,107   $912,810   $608,818   $99,533
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.50%**        0.51%      0.54%      0.55%     0.80%**
Net investment income (loss) to average net assets                 0.81%**        1.08%      1.05%      1.11%     1.59%**
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Notes to Financial Statements | 9/30/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (formerly known as Pioneer Multi-Asset Floating Rate Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal. Prior to December 1, 2013, the investment objective of the Fund was to seek a high level of current income. Capital appreciation was a secondary objective.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Class A, Class C and Class Y shares were commenced operations on April 29, 2011. Class K shares commenced operations on December 20, 2012. Class C2 shares commenced operations on August 1, 2013. The Fund ceased to offer Class Z shares on August 7, 2015. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 103

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

104 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     At September 30, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 105

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gain and loss at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2015, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $30,681,059
     ---------------------------------------------------------------------------
        Total                                                        $30,681,059
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2015:

106 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $     592,672
     Capital loss carryforward                                       (8,135,597)
     Dividends payable                                                 (292,255)
     Unrealized depreciation                                         (7,729,332)
     ---------------------------------------------------------------------------
        Total                                                     $ (15,564,512)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,301 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2015.

G.   Class Allocations

     Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 107

H.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities ("ILS"). The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

108 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to January 1, 2012, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the six months ended September 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.32% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.15% of the average daily net assets attributable to Class C2 shares. Fees waived and expenses reimbursed during the six months ended September 30, 2015 are reflected on the Statement of Operations. The expense limitation was in effect through August 1, 2015.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $45,785 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2015.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 109

3. Transfer Agent

Prior to November 2, 2015, PIMSS, a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended September 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $106,752
Class C                                                                 105,755
Class C2                                                                  2,492
Class K                                                                     387
Class Y                                                                 678,856
Class Z                                                                   1,321
--------------------------------------------------------------------------------
   Total                                                               $895,563
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $349,131 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at September 30, 2015.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the fund at negotiated rates.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Prior to July 1, 2012, the Fund paid PFD 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,147 in distribution fees payable to PFD at September 30, 2015.

110 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

In addition, redemptions of each class of shares (except Class K, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C shares purchased prior to July 1, 2012 and Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. For Class C shares purchased on or after July 1, 2012, no contingent deferred sales charge is charged. There is no CDSC for Class K, Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended September 30, 2015, CDSCs of $58,331 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended September 30, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2015, the Fund had no borrowings under the credit facility.

7. Conversion of Class Z shares

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund were converted to Class Y shares.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 111

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with the Adviser to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

112 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 113 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that the Fund's performance, when considered in connection with the various other factors, was consistent with the renewal of the investment advisory agreement.

114 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 115 which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

116 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15 117

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Ms. Monchak is a non-voting Advisory Trustee.

118 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15
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124 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 25249-04-1115

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

n/a

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

n/a


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

n/a

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

n/a

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

n/a

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

n/a

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 30, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 30, 2015

* Print the name and title of each signing officer under his or her signature.